                                                                    EXHIBIT 10.1

                                                   As indicated on the affected
                                                   pages, portions of this
                                                   document have been omitted
                                                   and filed separately with the
                                                   Securities and Exchange
                                                   Commission with a request for
                                                   confidential treatment of the
                                                   omitted terms


                          CONTRACT SERVICES AGREEMENT

This Contract Services Agreement (the "Agreement") is entered into by and between AT&T Corp., with offices at 745 Rte. 202/206, Bridgewater, New Jersey 08807 ("AT&T") and NetSolve, Incorporated, with offices at 9130 Jollyville Road, Suite 200, Austin, Texas 78759 ("NetSolve").

Paragraph 1 - STATEMENT OF WORK
-------------------------------

[The original terms contained in Paragraph 1 have been superseded by the terms set forth in Amendment Nos. 4, 5, 6, 7, 8, 9, 10 and 11 which are attached hereto.]

Paragraph 2 - CONTRACT REPRESENTATIVE
-------------------------------------

[The original terms contained in Paragraph 2 have been superseded by the terms set forth in Amendment Nos. 4, 5, 6, 7, 8, 9, 10 and 11 which are attached hereto.]

Paragraph 3 - TERM
------------------

[The original terms contained in Paragraph 3 have been superseded by the terms set forth in Amendment Nos. 4, 5, 6, 7, 8, 9, 10 and 11 which are attached hereto.]

Paragraph 4 - PAYMENT FOR SERVICES
----------------------------------

[The original terms contained in Paragraph 4 have been superseded by the terms set forth in Amendment Nos. 4, 5, 6, 7, 8, 9, 10 and 11 which are attached hereto.]

Paragraph 5 - TAXES
-------------------

Unless AT&T provides a valid tax exempt certificate to NetSolve, AT&T agrees to pay any taxes due on the services provided by NetSolve under this Agreement, except for (i) any tax based on NetSolve's net income; (ii) state or local privilege or excise taxes imposed on NetSolve based on gross receipts or gross income; (iii) capital stock or franchise taxes imposed on NetSolve; or (iv) any personal or real property taxes assessed against or payable by NetSolve.

                               AT&T PROPRIETARY

Paragraph 6 - COMPETITION
-------------------------

A. NetSolve and AT&T shall not be precluded from competing against each other for the same customer opportunity. However, (1) NetSolve shall not use customer information that it obtains as a result of performing services hereunder or the network designs developed hereunder to compete with AT&T or others; (2) NetSolve shall not disclose such customer information or network designs to its employees, agents, subcontractors or suppliers who compete with AT&T or others; and (3) NetSolve shall not contact any customer for whom it has provided contract services under this Agreement until at least ninety (90) days after termination of this Agreement, unless the customer opportunity has been developed other than as a result of performing services hereunder.

B. Additionally, unless AT&T has given NetSolve prior written- consent, NetSolve shall not disclose to customers, potential customers or others that NetSolve is a supplier of contract services to AT&T. Such disclosure shall not be prohibited if NetSolve is required in a judicial, administrative or governmental proceeding to disclose any such information, but NetSolve shall provide AT&T with prompt notice of such requirement so that AT&T may seek an appropriate protective order. If the required disclosure is part of a federal or state securities filing, NetSolve shall provide AT&T with prompt notice of such requirement; provided, however, that if the required information does not include customers' proprietary information, AT&T shall not seek an appropriate protective order without NetSolve's consent.

Paragraph 7 - INVOICING AND PAYMENT
-----------------------------------

Invoices for recurring monthly charges and maintenance shall be sent monthly in advance by NetSolve, based on the number of Router Sites installed and maintained as of the date the invoice was sent. Invoives for equipment purchased from NetSolve shall be sent when the equipment is shipped by NetSolve to the Router Site. When the implementation of the end-user customer's network is complete and operational NetSolve will invoice AT&T for the one-time, non-recurring charges associated with the coordination of installed equipment. Invoices shall be sent to AT&T at the address shown above, directed to the personal attention of AT&T's Contract Representative, or other representative as designated by AT&T. All undisputed amounts due shall be paid within forty-five
(45) days after AT&T's receipt of the invoice. Any unpaid disputed amount shall be documented by AT&T prior to the due date. NetSolve may charge AT&T a one percent (1%) late charge on any undisputed amounts not paid within forty-five
(45) days after AT&T's receipt of the invoice containing such amounts.

                               AT&T PROPRIETARY

Paragraph 8 - ALTERNATE DISPUTE RESOLUTION
------------------------------------------

If a dispute arises out of or relates to this Agreement or its breach, and if such dispute cannot be settled through good faith and negotiation of the parties, the parties agree to submit the dispute to sole mediator selected by the parties or, at any time, at the option of a party, to non-binding mediation by the American Arbitration Association ("AAA"). If not thus resolved it shall be referred within thirty (30) days of the mediation to binding arbitration by a sole arbitrator pursuant to the AAA Commercial Arbitration Rules. Judgment on the arbitration award shall be made within six (6) months of selection of the arbitrator and may be entered in any court having jurisdiction. The arbitrator may not limit, expand or otherwise modify the terms of this Agreement, and may not award punitive damages or damages excluded by the INDEMNITY AND LIMITATION OF LIABILITY paragraph of this Agreement. The parties, their representatives, other participants and the mediator and arbitrator shall hold the existence, content and result of mediation and arbitration in confidence. The mediation and arbitration shall be conducted in New York, unless otherwise mutually agreed between the parties. Each party shall bear its own expenses, but those related to the compensation of the mediator and arbitrator shall be borne equally.

Paragraph 9 - ASSIGNMENT
------------------------

NetSolve shall not assign any right or interest under this Agreement or orders issued pursuant to this Agreement nor delegate any work or other obligation to be performed or owed under this Agreement without the prior written consent Of AT&T. Any attempted assignment or delegation in contravention of the above provisions shall be void and ineffective. With AT&T's prior written consent, which shall not be unreasonably withheld, NetSolve may subcontract installation and maintenance responsibilities under this Agreement, but shall retain responsibility for the subcontracted work. A list of approved sub-contractors is provided in ATTACHMENT E hereto, "Approved NetSolve Subcontractor List". Such list may be changed from time to time upon the mutual agreement of the parties.

Paragraph 10 - AUDIT
--------------------

NetSolve shall maintain accurate and complete records of all work performed in support of this Agreement. NetSolve shall permit AT&T to examine and audit these records at all reasonable times. The AT&T Contract Representative shall give NetSolve at least ten (10) days advance notice of an examination or audit. NetSolve shall retain all such records for a period of not less than two (2) calendar years after the service is performed. AT&T shall avoid undue disruption of NetSolve's business operations during an examination or audit. Any

                               AT&T PROPRIETARY
information contained in the records examined during an examination or audit shall be subject to the confidentiality provisions contained in Paragraph 26 of this Agreement.

Paragraph 11 - COMPLIANCE WITH LAWS
-----------------------------------

NetSolve and its employees, agents, subcontractors and suppliers shall comply with all applicable federal, state and local laws, ordinances, regulations and codes, including identification and procurement of required permits, certificates, approvals and inspections, in performance under this Agreement. NetSolve agrees to indemnify AT&T and its customers for any loss or damage that is sustained by reason of any failure to do so.

Paragraph 12 - EXPORT CONTROL ASSURANCE
---------------------------------------

A. Each party agrees that it does not intend to, and will not knowingly, transmit directly or indirectly any technical data (written, oral or otherwise) received from the other party (or any immediate product produced directly by the use of such technical data, or any commodity produced by such immediate product) to any country or person in violation of the Export Administration Regulations issued by the United States Department of Commerce.

B. The above assurance shall not apply to data that have been made generally available to the public in any form, including: (l) data released orally or visually at open conferences, lectures, trade shows or other media open to the public; (2) publications that may be obtained without cost or are readily available at libraries open to the public; and (3) data not directly and significantly related to design, production or utilization in industrial processes.

Paragraph 13 - FORCE MAJEURE
----------------------------

Neither party shall be responsible for any delay or failure in performance of any part of this Agreement to the extent that such delay or failure is caused by fire, flood, explosion, war, strike, embargo, government requirement, civil or military authority, act of God, act or omission of carriers or other similar causes beyond its control ("force majeure conditions"). If any force majeure condition occurs, the party delayed or unable to perform shall give immediate notice to the other party.

Paragraph 14 - INDEPENDENT CONTRACTORS
--------------------------------------

The relationship between AT&T and NetSolve is that of independent contractors. NetSolve is not, and shall not hold itself out as, an agent, partner, franchisee, or joint venturer of AT&T.

                               AT&T PROPRIETARY

Paragraph 15  INSURANCE
-----------------------

NetSolve shall maintain and cause NetSolve's, agents, subcontractors and suppliers to maintain during the term of this Agreement (1) Workers' Compensation insurance as prescribed by the law of the state in which work is performed, (2) employer's liability insurance with limits of three hundred thousand dollars ($300,000) for each occurrence, (3) comprehensive automobile liability insurance, if the use of motor vehicles is required, with limits of one million dollars ($1,000,000) combined single limit for bodily injury and property damage for each occurrence, and (4) Public/Products Liability insurance with limits of one million dollars ($1,000,000) for each and every claim in respect of Public Liability and in the aggregate for each year in respect of Products Liability. All Public/Products Liability insurance shall designate AT&T Corp., its affiliates, and their officers, directors and employees (hereinafter referred to in this paragraph as "AT&T") as an additional insured. All such insurance must be primary and required to respond and pay prior to any other available coverage. NetSolve agrees that NetSolve, NetSolve's insurer(s) and anyone claiming by, through, under or in NetSolve's behalf shall have no claim, right of action or right of subrogation against AT&T or its customers based on any loss or liability insured against under the foregoing insurance. NetSolve and NetSolve's agents, subcontractors, and suppliers shall, if requested, furnish prior to the start of work certificates or adequate proof of the foregoing insurance, including copies oil the endorsements and insurance policies.

Paragraph 16 - LICENSES
-----------------------

No licenses, express or implied, under any patents are granted by either party to the other under this Agreement.

Paragraph 17 - NON-WAIVER
-------------------------

No course of dealing or failure of either party strictly to enforce any term, right or condition of this Agreement shall be construed as a waiver of such term, right or condition.

Paragraph 18 - PUBLICITY
------------------------

A. Unless AT&T has given NetSolve prior written consent: (1) no AT&T identification or references to AT&T or AT&T's customers or the activities undertaken by NetSolve under this Agreement shall be used in any of NetSolve's advertising or promotional efforts and (2) neither NetSolve nor any of NetSolve's employees, agents, subcontractors and suppliers shall release for publication any article or other statement relating to AT&T, AT&T's customers, or the activities undertaken by NetSolve under this Agreement.

                               AT&T PROPRIETARY

B. Such disclosure shall not be prohibited if NetSolve is required in a judicial, administrative or governmental proceeding to disclose any such information, but NetSolve shall provide AT&T with prompt notice of such requirement so that AT&T may seek an appropriate protective order. If the required disclosure is part of a federal or state securities filing, NetSolve shall provide AT&T with prompt notice of such requirement; provided, however, that if the required information does not include customers' proprietary information, AT&T shall not seek an appropriate protective order without NetSolve's consent.

Paragraph 19 - RELEASES VOID
----------------------------

Neither party shall require waivers or releases of any personal rights from representatives or customers of the other in connection with visits to its premises and both parties agree that no such releases or waivers shall be pleaded by them in any action or proceeding.

Paragraph 20 - REVIEW OF WORK
-----------------------------

All work rendered under this Agreement is subject to review by the individual designated in this Agreement as AT&T's Contract Representative or, in the absence of AT&T's Contract Representative, by others as may be designated by AT&T in writing.

Paragraph 21 - SEVERABILITY
---------------------------

If any provision of this Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, such provision shall be deemed amended to conform to applicable laws so as to be valid and enforceable or, if it cannot be amended without materially altering the intention of the parties, it shall be stricken and the remainder of this Agreement shall remain in full force and effect, and the parties shall negotiate in good faith a substitute provision.

Paragraph 22 - SUPERVISION
--------------------------

A. Such work as NetSolve or any of NetSolve's employees, agents, subcontractors or suppliers, render under this Agreement shall be rendered in NetSolve's capacity as an independent contractor and it is the intent of AT&T and NetSolve that NetSolve and NetSolve's employees, agents, subcontractors or suppliers shall not, by reason of this Agreement or performance of services under this Agreement, be considered employees of AT&T or entitled to any AT&T benefits. AT&T's Contract Representative shall exercise no supervision over NetSolve or NetSolve's employees, agents, subcontractors or suppliers, but shall be available for consultation and advice. NetSolve shall promptly notify AT&T's Contract Representative of any changes in personnel assigned to work under this Agreement. NetSolve shall consider any changes in


                               AT&T PROPRIETARY
employees, agents, subcontractors or suppliers that may be reasonably requested by AT&T's Contract Representative.

B. NetSolve shall indemnify and save AT&T harmless from and against any losses, damages, claims, demands, suits and liabilities that arise out of, or result from, any failure by NetSolve to perform its obligations under this Paragraph. NetSolve shall also indemnify and save AT&T harmless from any entitlement, assertion or claim, which any of NetSolve's employees, agents, subcontractors or suppliers might have or might make relative to rights or privileges in any AT&T employee benefit plan and which arises out of work rendered under this Agreement, and which is caused by or results from NetSolve's failure to perform its obligations under this Paragraph.

Paragraph 23 - SURVIVAL OF OBLIGATIONS
--------------------------------------

Obligations under this Agreement which by their nature would continue beyond the termination, cancellation or expiration of this Agreement, including, by way of illustration only and not limitation, those in the paragraphs ALTERNATE DISPUTE RESOLUTION, INDEMNITY AND LIMITATION OF LIABILITY, COMPLIANCE WITH LAWS, EXPORT CONTROL ASSURANCE, COMPETITION, USE OF INFORMATION, RELEASES VOID, AUDIT and WARRANTY, shall survive termination, cancellation or expiration of this Agreement.

Paragraph 24 - TERMINATION
--------------------------

A. This Agreement may be terminated: (1) at any time by AT&T upon twenty-four hours' written notice in the event of NetSolve's bankruptcy, liquidation, insolvency or acquisition by a competitor of AT&T [such competitors include, but are not limited to Ameritech, Avantis, Bell Atlantic, Bell South, CompuServe, LCI (Litel), MCI, NYNEX, Pacific Telesis Group, Southwestern Bell, Sprint, U.S. West, and WorldCom (Wiltel/LDDS)]; or (2) upon thirty (30) days advance written notice by either party if the other party fails to perform any material term or condition of this Agreement and does not remedy the failure within the notice period.

B. Beginning January 1, 1998, a ten-month ramp-down period will take place. If AT&T terminates this Agreement pursuant to Paragraph 26(A)(1) or (2), there will be no ramp-down period. If NetSolve terminates this Agreement pursuant to Paragraph 26(A)(2), there will be no ramp-down period, however, NetSolve shall be entitled to payment based upon the amount that would have been received had the ramp-down period begun as of the effective date of termination. During the ramp-down period, at AT&T's discretion, existing Router Sites will be transitioned to other network management centers. The number of Router Sites that will be transitioned will be based on a percentage of the number of Router Sites existing at the beginning of the ramp-down

                               AT&T PROPRIETARY
period.

The following table illustrates the minimum target percentage of Router Sites that will be supported by NetSolve during the ramp-down period. The actual number of Router Sites that will be supported by NetSolve during the ramp-down will be determined by AT&T, but if the actual percentage of Router Sites supported is less than the minimum target percentage of Router Sites to be supported, AT&T shall pay NetSolve based upon the minimum targeted percentage. However, AT&T shall not be responsible to pay for minimum targeted percentage shortfalls resulting from customers' terminations of Router Sites.

Ramp-down Period        Minimum Target       Example: If NetSolve
                     Percentage of Sites     supports 1,200 Sites
                    Supported by NetSolve    at the beginning of
                                             the ramp-down period,
                                             the following numbers
                                             represent targets for
                                             Sites supported during
                                             the transition.
----------------   -----------------------   -----------------------
Prior Month                 100%                    1,200

Month 1                      90%                    1,080

Month 2                      80%                      960

Month 3                      70%                      840

Month 4                      60%                      720

Month 5                      50%                      600

Month 6                      40%                      480

Month 7                      30%                      360

Month 8                      20%                      240

Month 9                      10%                      120

Month 10                      0%                        0

C. Upon termination, AT&T shall pay NetSolve the amount due for services rendered up to and including the effective date of termination and no further work shall be rendered under this Agreement. Such payment shall constitute a full and complete discharge of AT&T's obligations under this Agreement.

Paragraph 25 - TIMELY PERFORMANCE
---------------------------------

If either party has knowledge that anything prevents or threatens to prevent the timely performance of the work under this Agreement, such party shall promptly notify the other party's appropriate representative thereof and include all available relevant information concerning the delay or potential delay.

                               AT&T PROPRIETARY

Paragraph 26 - USE OF INFORMATION
---------------------------------

A. Any specifications, drawings, sketches, models, samples, tools, computer or other apparatus programs or code analyses, plans, business strategies or other technical or business information or data, written, oral or otherwise (all hereinafter designated "Information") furnished to one party by the other under this Agreement or in contemplation of this Agreement shall remain the disclosing party's property; provided, however, that all customer-specific information, whether developed or furnished by AT&T or by NetSolve, shall be deemed AT&T's Information and shall be treated as such by the parties. All copies of such Information in written, graphic or other tangible form shall be returned to the disclosing party at the disclosing party's request. Unless such Information was previously known to the receiving party free of any obligation to keep it confidential, has been or is subsequently made public by the disclosing party, or was independently developed by the receiving party, such Information shall be kept confidential by the receiving party, shall be used only in performing under this Agreement, and may not be used for other purposes except upon such terms as may be agreed upon between NetSolve and AT&T in writing. By way of example and not limitation, the receiving party shall:

     i. Restrict disclosure of the Information solely to those of its employees, agents, subcontractors or suppliers with a need to know and not disclose it to third parties; and

     ii. Advise employees, agents, subcontractors or suppliers, who receive the Information of the obligation of confidentiality hereunder; and

     iii. Use and require employees, agents, subcontractors or suppliers to use the same degree of care to protect the Information as is used by the receiving party with its own proprietary information; and

NetSolve hereby acknowledges the sensitivity of the work as it may affect the employees of AT&T, and NetSolve agrees to refrain from initiating any direct or indirect communications with any employees of AT&T or its affiliated companies without the prior written approval of AT&T, unless such communication is required for NetSolve's fulfillment of its obligations under this Agreement. NetSolve agrees not to disclose its participation in this project except as otherwise provided herein.

B. Such disclosure shall not be prohiited if NetSolve is required in a judicial, administrative or governmental proceeding to disclose any information, material, records or files of AT&T which are obtained as a

                               AT&T PROPRIETARY
result of this Agreement, but NetSolve shall provide AT&T with prompt notice of such requirement so that AT&T may seek an appropriate protective order. If the required disclosure is part of a federal or state securities filing, NetSolve shall provide AT&T with prompt notice of such requirement; provided, however, that if the required information does not include customers' proprietary information, AT&T shall not seek an appropriate protective order without NetSolve's consent.

C. No license to a party, under any trademark, patent, copyright or any other intellectual property right, is either granted or implied by the conveying of Information to such party.

Paragraph 27 - WARRANTY
-----------------------

NetSolve warrants that (1) the work performed under this Agreement shall proceed with promptness and diligence and shall be executed in a first class workmanlike manner, in accordance with the highest professional standards in the field and to AT&T's reasonable satisfaction, and (2) that material furnished hereunder will be free from defects in design (except to the extent designed by AT&T), material and workmanship and will conform to and perform in accordance with specifications.

Paragraph 28 - HARMONY
----------------------

NetSolve shall be entirely responsible for all persons furnished by NetSolve working in harmony with all others when working on AT&T's premises or those of AT&T's customers. AT&T shall be entirely responsible for all persons furnished by AT&T working in harmony with all others when working on NetSolve's premises.

Paragraph 29 - IDENTIFICATION CREDENTIALS
-----------------------------------------

AT&T may, at its discretion, require NetSolve's employees, agents, subcontractors and suppliers to exhibit identification credentials, which AT&T may issue, in order to gain access to AT&T's premises or those of AT&T's customers for the performance of contract services. If for any reason any of NetSolve's employees, agents, subcontractors and suppliers are no longer performing work, NetSolve shall immediately inform AT&T's Contract Representative in the speediest manner possible. Notification shall be followed by the prompt delivery to AT&T's Contract Representative of the identification credentials involved or a written statement of the reasons why the identification credentials cannot be returned.

Paragraph 30 - INDEMNITY AND LIMITATION OF LIABILITY
----------------------------------------------------

A. Each party shall defend, indemnify and hold the other party, its

                               AT&T PROPRIETARY
affiliates, any company it controls directly or indirectly, and its and their officers, directors, employees, agents, subcontractors and suppliers, harmless from any and all claims, suits, actions, demands, costs, settlements, losses, damages, expenses and all other liabilities, including attorneys' fees, arising out of or resulting from (1) the indemnifying party's breach of this Agreement;
(2) the intentional or negligent acts or omissions on the part of the indemnifying party, its affiliates, employees, agents, subcontractors or suppliers in the performance of or failure to perform the activities contemplated by this Agreement; (3) assertions under Workers' Compensation or similar acts made by persons furnished by the indemnifying party, or by any agent, subcontractor or supplier of the indemnifying party or by reason of any injuries to such persons for which the indemnified party would be responsible under Workers' Compensation or similar acts if the persons were employed by the indemnified party; and (4) any infringement or claim of infringement of any patent, trademark, copyright, trade secret or other intellectual property right of third parties based on the manufacture, repair, sale, use, importation, reproduction, and/or distribution of materials furnished by the indemnifying party to the indemnified party hereunder.

B. The indemnified party agrees to notify the indemnifying party within a reasonable time of any written claims or demands against the indemnified party for which the indemnifying party is responsible pursuant to this Paragraph 30.

C. A party's aggregate limit of liability under this Agreement with respect to its obligations under Paragraph 30(A) and elsewhere in this Agreement shall be $500,000; provided, however, that this limit of liability shall not apply with respect to claims for damages to real or tangible personal property or for bodily injury or death or with respect to the compensation set forth in Paragraph 4. If claims for which a party is responsible under this Agreement exceed the party's aggregate limit of liability and the party decides not to increase its aggregate limit of liability to cover such claims, the other party shall have the right to terminate this Agreement on ninety (90) days notice in writing and, in the event of such termination by AT&T, the ramp-down period shall not be applicable.

D. Except for bodily injury or death proximately caused by a party's negligence, a party shall not be liable for indirect, incidental, consequential, reliance or special damages, including without limitation damages for harm to business, lost profits, lost savings or lost revenues, whether or not such party has been advised of the possibility of such damages.

E. These limitations of liability shall apply regardless of the form of action whether in contract, warranty, strict liability or tort,

                               AT&T PROPRIETARY
including without limitation negligence of any kind, whether active or passive, and shall survive failure of an exclusive remedy.

Paragraph 31 - LIMITATION OF ACTION
-----------------------------------

Any legal action arising from or in connection with this Agreement, or any services provided or work performed hereunder, must be brought within two (2) years after the cause of action arises.

Paragraph 32 - NOTICES
----------------------

The addresses set forth above are the relevant addresses for notices under this Agreement. Notices addressed to AT&T shall be directed to the personal attention of AT&T's Contract Representative. Notices addressed to NetSolve shall be directed to the personal attention of NetSolve's Chief Executive Officer. All notices, to be effective, shall be sent by first class mail or private air courier, in each case with request for receipt of delivery.

Paragraph 33 - CHOICE OF LAW
----------------------------

This Agreement shall be governed by the local law, excluding its choice of law principles, of the State of New York.

Paragraph 34 - ENTIRE AGREEMENT; AMENDMENTS
-------------------------------------------

This Agreement shall constitute the entire agreement between the parties with respect to the subject matter of this Agreement and shall not be amended, modified or rescinded, except in writing signed by NetSolve and AT&T. The provisions of this Agreement supersede all prior oral and written quotations, communications, agreements and understandings of the parties with respect to the subject matter of this Agreement.

                               AT&T PROPRIETARY

IN WITNESS WHEREOF, AT&T and NetSolve have executed this Agreement through duly authorized representatives for effectiveness as set forth above.

NETSOLVE, INCORPORATED                   AT&T CORP.

By /s/ Craig S. Tysdal                   By /s/ R. M. Aquilina
  --------------------                     -------------------

Name Craig S. Tysdal                     Name R.M. Aquilina
    ------------------                       -----------------

Title President & CEO                    Title VP Business Markets
     ----------------                         ---------------------
                                                Product Management
                                                ------------------

Date 12/22/95                            Date Jan. 4, 1996
    ---------                                -------------

[The original terms contained in Attachment A have been superseded by the terms set forth in Amendment No. 5 which is attached hereto.]

[The original terms contained in Attachment B have been superseded by the terms set forth in Amendment No. 5 which is attached hereto.]

[The original terms contained in Attachment C have been superseded by the terms set forth in Amendment No. 5 which is attached hereto.]

[The original terms contained in Attachment D have been superseded by the terms set forth in Amendment No. 5 which is attached hereto.]

[The original terms contained in Attachment E have been superseded by the terms set forth in Amendment No. 5 which is attached hereto.]

                   AMENDMENT NOS. 1, 2 AND 3 HAVE TERMINATED

                                                                     [AT&T Logo]

                                                           10 Independence Blvd.
                                                           Warren, NJ 07059
                                                           (908) 580-5599



                                                                  Amendment No.4

The Contract Services Agreement effective August 1, 1995, between NetSolve, Incorporated ("NetSolve") and AT&T Corp. ("AT&T") as heretofore modified by Amendments Number 1, 2, and 3 (collectively the "Agreement") is further amended as follows effective as of July 1, 1997:

     1) This Contract Services Agreement is hereby assigned contract number "GSA00D".

     2) Attachment I entitled "CO FRAD Implementation and Management Services" is hereby added and by this reference made part of this Agreement.


ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

NETSOLVE, INCORPORATED                  AT&T CORP.

By:           Darren L. Spohn           By:         Judi Arney
              ---------------                       ----------

Signature:    /s/ Darren L. Spohn       Signature:  /s/ Judi Arney
              -------------------                   --------------

Title:        Chief Technology Officer  Title:      Supplies Manager
              ------------------------              ----------------

Date:         7/23/97                   Date:       7/28/97
              -------                               -------

                                                                    Attachment I
                                                         to Agreement No. GSA00D

                                  ATTACHMENT I

                 CO FRAD Implementation and Management Services


This Attachment for Contract Services ("Attachment I") to the Agreement covers CO FRAD Implementation and Management Services ("Services") that NetSolve shall provide to AT&T in support of AT&T's CO FRAD Service offering, as requested by AT&T and as described herein. This Attachment is an integral part of the Agreement and shall be governed by the terms of the Agreement. In the event of any conflict between the terms of this Attachment and the terms of the Agreement, the terms of this Attachment shall prevail with respect to the Services provided under this Attachment I.

For purposes of this Attachment I the following Paragraphs in the Agreement are deleted in their entirety and replaced with the Paragraphs below:

Paragraph I - Statement of Work

NetSolve shall provide Services to AT&T in support of AT&T's CO FRAD Service offering in accordance with the "Statement of Work," Attachments I-1, I-2 and I-3 hereto. Services shall be available to AT&T in the United States and Canada. Modifications to this Statement of Work and its requirements as set forth in Attachments I-1, I-2 and I-3 may be requested from time to time by AT&T without the need for a formal amendment to Attachment I-1, I-2 or I-3. The pricing contained herein shall apply to Services requested or any modification, provided that the modifications requested do not require the furnishing of more material or labor by NetSolve or longer times for performance of services. NetSolve shall immediately notify AT&T's Contract Representative, in writing, of any requested modification which NetSolve feels will require an increase to the prices contained in Paragraph 4 -Payment for Services, and shall furnish the amount of such proposed increase in such writing. Following delivery of such notice, NetSolve shall not proceed with Services for any such modification until AT&T and NetSolve Contract Representatives agree, in writing, to the appropriate charges.

"Orders" for Services pursuant to this Attachment I shall be sent to Netsolve via an Application Profile Document (APD) form (shown in Attachment I-4). Monthly recurring charges shall commence on the start date of Services as requested by AT&T (such date is herein defined as the "CRD") and continue for the number of months specified by AT&T on the APD (the "Service Term"). Upon expiration of the Service Term, Services will continue to be provided by NetSolve to AT&T on a month to month basis until terminated by either party as set forth in Paragraph 24 of this Attachment I.

Upon expiration or termination of this Attachment I, all Services will continue to be provided through the end of the Service Term and will be non-cancelable by either party except as set forth in Paragraph 24 of this Attachment I.


Paragraph 2 - Contract Representative:
AT&T's Contract Representative for this Attachment I is Owen Brennan. AT&T will notify NetSolve in writing if a new Contract Representative is designated by AT&T.

Paragraph 3 - Term
The effective date of this Attachment I is July 1, 1997 and it shall end on June 30, 2000.

                                                                    Attachment I
                                                         to Agreement No. GSA00D

Paragraph 4 - Payment for Services
For services performed by NetSolve under this Attachment I, AT&T will pay NetSolve the following:

1) For the Services described in Attachment I-1 the charges shall be as follows:

 Implementation Services
------------------------

     $275 per port

     $120 per DS0-A port / Channel moved or changed

Monthly Fees for CO FRAD Management Services
--------------------------------------------

     1 - 5000 ports           $35 per port

     5,001 ports and up       $30 per port

     The following monthly minimum billings apply with respect to the CO FRAD Management Services Fees during the Term of this Attachment I and shall be paid by AT&T for any month that the actual aggregated CO FRAD Management Services Fees shown above total less than the minimum billing levels shown below:

                                      Minimum
        Month Beginning               Billing
        ----------------              -------

        August 1, 1997                $ 7,000
        September 1, 1997             $ 7,000
        October 1, 1997               $ 7,000
        November 1, 1997              $14,000
        December 1, 1997              $14,000
        January 1, 1997               $14,000
        February 1, 1998              $24,500
        March 1, 1998                 $24,500
        April 1, 1998                 $24,500
        May 1, 1998 through end of
        Term of this Attachment I     $35,000

Rescheduling Fees (Per Occurrence)
----------------------------------

     $10 per port per billable reschedule

     Billable reschedule shall mean any changes requested by AT&T less than two weeks prior to the CRD, or any rescheduling of the CRD in excess of two times per site.

Professional Services
---------------------

     $150 per hour

                                                                    Attachment I
                                                         to Agreement No. GSA00D

2) For the Services described in Attachment I-2 the charges shall be as follows:

One-Time Fees for CO FRAD CPE Procurement and Implementation Services
---------------------------------------------------------------------

     $500 per FRAD device

Monthly Fees for CO FRAD CPE Management Services
------------------------------------------------

     $150 per TurboFRAD device
     $300 per OmniFRAD device

COFRAD equipment cost, installation, hardware and software maintenance and on-site maintenance fees for the CO FRAD CPE are not included, and shall be agreed upon by the parties. AT&T and NetSolve will negotiate pricing in good faith if both parties agree to provide this service.

3) For the Services described in Attachment I-3 the charges shall be as follows:

Configuration Backup and Restoral
---------------------------------

     For the services described in Attachment I-3 for COFRAD NetFRAD Configuration Backup and Restoral, which is in addition to the COFRAD management services described above, the charges shall be as follows:

          $1,000 per COFRAD per month with the following service assumption:
          Five (5) minute backup duration per mode over a T1 line.

          . Pricing will adjust proportionately to increased backup times, up to a 20 minute maximum. The pricing structure will be renegotiated when this threshold is crossed.

          . Pricing will adjust proportionately to decreased backup times, down to a 2.5 minute minimum. Pricing will not be adjusted below the 2.5 minute minimum.

          For example, if actual backup time is decreased to 3.0 minutes, the charge per month would decrease to $600. If the actual backup time is increased to 10 minutes, the charge per month would be $2000.

Paragraph 7 - Invoicing and Payment

NetSolve's invoices shall be rendered 1) upon completion of the Services, 2) monthly, sent in advance, for recurring monthly charges, or 3) at other times expressly provided for in this Attachment I, and shall be payable when the Services have been performed to the satisfaction of AT&T. NetSolve shall mail invoices with copies of any supporting documentation required by AT&T to: Owen Brennan, AT&T Route 202/206N, Bedminster NJ 07921-0752 Room 3A110E. Undisputed invoices shall be paid within forty-five (45) days after AT&T's receipt of the invoice.

Paragraph 24 - Termination

1) Termination of the Agreement - The termination of the Agreement shall not affect the rights and obligations of either party under this Attachment I, and this Attachment I shall continue in effect as though the Agreement had not been terminated.

                                                                    Attachment I
                                                         to Agreement No. GSA00D

2) Termination of this Attachment I -

   a) In the event NetSolve shall be in breach or default of any of the terms, conditions or covenants of this Agreement, this Attachment 1, or any or all Orders placed hereunder and such breach or default shall continue for a period of thirty (30) days after the giving of written notice to NetSolve thereof by AT&T, then in addition to all other rights and remedies of law or equity or otherwise, (subject to limitations under Paragraph 30 of the Agreement), AT&T shall have the right to terminate this Attachment I and/or any such Orders placed by AT&T hereunder without any charge, obligation or liability whatsoever, except as to the payment for Services already received and accepted by AT&T.

   b) This Attachment I and any or all Orders placed hereunder may be terminated by AT&T, by notice in writing:

       i) if NetSolve makes an assignment for the benefit of creditors (other than solely an assignment of moneys due); or

       ii) if NetSolve evidences an inability to pay debts as they become due, unless adequate assurance of such ability to pay is provided within thirty (30) days of such notice.

       If a proceeding is commenced under an provision of the United States Bankruptcy Code, voluntary or involuntary, by or against NetSolve, the Agreement, this Attachment I, and any or all Orders my be immediately terminated by AT&T.

   c) This Attachment I and any or all Orders may be terminated at any time by AT&T upon twenty-four hours' written notice in the event of NetSolve's acquisition by or merger with a competitor of AT&T.

   d) Effective July 1, 1998, AT&T may also terminate this Attachment I and all Orders at its convenience at any time pursuant to the following:

       Upon thirty (30) days written notification by AT&T, a 12 month ramp-down period will take place. During this ramp down period, at AT&T's discretion, any or all existing ports supported by NetSolve may be transitioned. The number of ports that will be transitioned will be based on a percentage of the number of ports existing at the beginning of the ramp-down period.

       The following targets represent the minimum percentage of ports that must be supported by NetSolve during the ramp-down period, beginning the first month of the period:

       Ramp Down
       Period         Minimum Target Percentages to be Supported by NetSolve by
       ------         ---------------------------------------------------------
                      the end of the applicable three month period
                      --------------------------------------------

       Months 1-3     85% of the number of ports existing at the beginning of
                      the ramp-down period
       Months 4-6     60% of the number of ports existing at the beginning of
                      the ramp-down period
       Months 7-9     30% of the number of ports existing at the beginning of
                      the ramp-down period
       Months 10-12   0% of the number of ports existing at the beginning of
                      the ramp-down period

       For example: If NetSolve is supporting 1000 ports at the beginning of the ramp-down period, NetSolve must support 850 ports by the end of the third month, 600 by the end of the sixth month, etc. The actual number of ports that will be supported by AT&T during the ramp-down period will be determined by AT&T, at its discretion, but if the actual percentage of ports supported by NetSolve is less than the minimum target percentages stated above, AT&T shall pay NetSolve based upon the minimum targeted percentage at the rates established herein. Such payment shall constitute a full and complete discharge of Company's obligation.

       For example: If AT&T decides that NetSolve will only support 600 ports in month three, AT&T shall pay NetSolve for 850 ports in month three.

                                                                    Attachment I
                                                         to Agreement No. GSA00D

3) Termination of Individual Orders placed pursuant to this Attachment I -

   a) AT&T may terminate such Order, without charge, upon 30 days written notice if 1) AT&T's customer is dissatisfied with the Services performed by NetSolve; or 2) AT&T's customer has a change in their normal course of business that impacts services, such as relocation, office closings, or moves; or if AT&T discontinues providing COFRAD services.

   b) AT&T may terminate upon thirty (30) days written notice by AT&T, at no charge, all Orders that upon expiration of the Service Term become "month to month" Orders.

                                                                  Attachment I-1
                                                         to Agreement No. GSA00D

                                 ATTACHMENT I-1

                 CO FRAD Implementation and Management Services

Description of Service

AT&T CO FRAD Service is a value-added wide-area networking service. It supports only SDLC and Bisync protocols utilizing frame-relay as the backbone transport mechanism. FRAD's located in AT&T POP's provide protocol specific encapsulation and reliable end-to-end frame delivery without the express need for CPE equipment other than the normally required CSU/DSU. Currently, the service is available with the following options:

1.   Remote SDLC device (Point-point or Multi-point) to SDLC Host.
2. Remote SDLC device (Point-point or Multi-point) to Token-Ring attached Host. (Requires additional CPE).
3. Remote SDLC device (Point-point or Multi-point) to frame-relay attached (RFC 1490) Host.
4. Remote Bisync device (Point-point or Multi-point) to Bisync Host. (Requires additional CPE).
5. Remote Bisync device (Point-point or Multi-point) to frame-relay attached Host. (Requires additional CPE).

The purpose of the CO FRAD Implementation and Management Services effort is to define and implement services to meet AT&T customer expectations for end to end CO FRAD service implementation and management.


CO FRAD Implementation and Management Services Provided by NetSolve

All of the service descriptions found in this Attachment I shall pertain only to the (i) "CO FRAD" FRAD located at an AT&T Central Office and (ii) related FRAD located on the customer premises (hereafter referred to as "CPE"). These descriptions shall not apply to any LAN, workstation, Front End Processor (FEP), mainframe computer, minicomputer, DACS, frame-relay switch or any other equipment located at either the customer's location or at an AT&T location.

The following services are offered to AT&T:

 .    CO FRAD Implementation Services
     .    Documentation Review
     .    CO FRAD Configuration
     .    2 hour Implementation Support
          . Full test and turn up of each remote device to customer satisfaction (as defined in the Implementation Support section of this Attachment I- 1)
     .    NMC Documentation

 .    CO FRAD Management Services
     .    2/nd/ Level 7 X 24 Customer Fault Management
     .    CO FRAD 7 X 24 Event Monitoring

 .    CO FRAD NetFRAD Configuration Backup and Restoral

                                                                  Attachment I-1
                                                         to Agreement No. GSA00D

COFRAD Implementation Services

Documentation Review
NetSolve shall review APD and supporting documentation.

This service includes:
     . Review APD and supporting configuration documentation for completeness and consistency,
     . Verify that supplied information allows for a complete CO FRAD port configuration.
     . Verify with a high-level design review that supplied information and configuration information fit into basic CO FRAD service.
     . Respond to appropriate AT&T organizations with approval or rejection of design and reasons for this.
     . Work with AT&T to develop an appropriate, workable process for reviewing and returning information.


AT&T shall:
     .    Enter all customers and information into an on-line APD document
     . Assume responsibility for obtaining and verifying all information from the customer.


CO FRAD Configuration

NetSolve shall create and enter a configuration into the CO FRAD based upon information supplied by AT&T in the APD. NetSolve will download the configuration no later than 1 business day before the scheduled install date or else in coordination with an approved AT&T-defined change period or implementation process.

This service includes:
     . Downloading of necessary configuration information into COFRAD in order to completely configure ports for customer connection.
     . Configuration of both the COFRAD frame-relay interface and the COFRAD port attached to the customer's local loop.
     . Update COFRAD on-line documentation describing any changes that have been made.

AT&T shall:
     . Provide NetSolve with all needed provisioning information - APD will be submitted to NetSolve coincident with submission of access in frame relay component orders.
     . Provide a process that indicates that a new physical port needs to be configured.


Implementation Support

NetSolve shall provide the following end-to-end Implementation Support for the implementation of the CO FRAD service for a customer. During the implementation
phase of the CO FRAD for a customer,      NetSolve will:

     . Be on-line by telephone with the customer and the appropriate AT&T organizations for a 2-hour customer implementation period.
     .    Work with customer to verify end-to-end connectivity.
     .    Work with AT&T to resolve CO FRAD configuration.

AT&T shall:
     . Insure that the customer has appropriate technical resources familiar with customer's on-site CPE available to assist during the implementation.
     . Assume responsibility for additional services beyond the allotted time at the Professional Services fee listed in Paragraph 4 - Payment for Services.

NMC Documentation

NetSolve shall create a documentation database to provide a record of a customer's inclusion into the CO FRAD service and to provide a central database of information in the event of a problem.

                                                                  Attachment I-1
                                                         to Agreement No. GSA00D

This service includes:
     .    On-line documentation to enable NetSolve to support the COFRAD.
     .    CO FRAD configuration information
     .    Customer contact lists
     .    Remote/Host PU device lists
     .    Update NetSolve on-line documentation.
     .    E-Mail APD to AT&T maintenance when implementation is complete

AT&T shall:
     .    Provide all customer-specific information.
     .    Enter information directly into AT&T's own database where applicable.
     .    Be responsible for following any internal AT&T processes.
     . Provide electronic or on-line database documentation to NetSolve for all information.

COFRAD Management Services

CO FRAD 7 X 24 X 365 Event Monitoring
Netsolve shall provide 7 X 24 X 365 event monitoring of the CO FRAD devices.

This service includes:
     .    7 X 24 x 365 monitoring of the CO FRAD devices.
     .    Real-time response to CO FRAD device events.
     .    Proactive AT&T notification of CO FRAD based problems.
     .    Coordination of trouble resolution with AT&T NOC.
     .    Call Frame-relay NOC first if problem is customer affecting.
     .    Perform all back-ups for CO FRAD configurations and software.

AT&T shall:

     .    Provide Netsolve with on-line, real-time visibility to the CO FRAD network.
     . Allow NetSolve to make changes to COFRAD NetFrads where necessary or as defined in
     .    AT&T provided guidelines.
     .    Provide a single POC for the resolution of troubles.
     .    Provide documented trouble handling procedures and information flows.
     .    Provide NetSolve with appropriate CO FRAD network documentation.
     . Provide configuration support for the NetLink OmniView system on-site at NetSolve used to provide network visibility.
     . Provide updates so that NetSolve's NetLink OrnniView system remains at the same information and software update levels as AT&T's system.
     .    Update all software and hardware on all CO FRAD NetFRAD's.

                                                                  Attachment I-1
                                                         to Agreement No. GSA00D

2nd Level 7 X 24 X 365 Customer Fault Management
NetSolve shall provide 2nd Level 7X24X365 fault management to AT&T in support of CO FRAD customers. This would include the acceptance of trouble calls from AT&T, isolation of 2nd level problems and working with AT&T to resolve them.

This service includes:
     .    2nd Level 7 X 24 X 365 Fault Management for the COFRAD.
     . Accepting trouble calls from AT&T Frame-relay NOC after 1st Level Support has isolated the problem to the COFRAD
     .    Isolating troubles and escalating to Tier 3.
     .    Coordination with AT&T personnel
     . Developing procedures with AT&T for accepting, resolving and closing troubles.

AT&T shall:
     .    Provide Netsolve with on-line, real-time visibility to the CO FRAD network.
     . Provide a process to NetSolve for making CO FRAD changes to resolve troubles.
     .    Provide a single POC for the resolution of troubles.
     . Provide documented trouble handling procedures and information flows with Accunet NOC and Frame-relay NOC.
     .    Provide 2nd level training sessions as required by NetSolve and AT&T.

                                                                  Attachment I-2
                                                          to Agreement No.GSA00D

                                ATTACHMENT I-2

        CO FRAD CPE Procurement, Implementation and Management Services

1.0 Description of Service
   -----------------------

If requested by AT&T via the APD, NetSolve will perform the following Services in support of AT&T COFRAD NetFRAD CPE:

AT&T will provide standard equipment configurations to sales teams and DNCs.
DNC will then submit    their requirements for CPE based on these configurations
via the APD to NetSolve.

NetSolve will:
 .     Validate equipment configuration and final pricing
 .     Provide final pricing and equipment configuration to AT&T DNC
      .    NetSolve will prepare a formal equipment order and e-mail to DNC
      .    Order will include parts list and price of CPE
      .    Order will include software maintenance and on-site maintenance fees
 .      Order CPE on AT&T's behalf under appropriate AT&T contract.

 . Order software and on-site maintenance on AT&T's behalf under appropriate AT&T contract.

 .      Receive, stage, and configure CPE
 .      Receive equipment on AT&T's behalf
 .      Verify that order is complete
 .      Load a software configuration into the CPE device and repackage equipment for shipment to customer.

 .     Ship CPE to end user

 .     Notify AT&T to Order and provision the Frame-Relay PVC for management to end user CPE.
      .       Provide any necessary information for ordering to AT&T.

 .     Coordinate installation using AT&T's vendor of choice.
      .      Dispatch on-site maintenance provider on AT&T's behalf
      .      Direct on-site maintenance activity
      .      Verify that CPE is installed and working properly
      .      Verify connectivity to COFRAD and end-to-end communications between
             CPE and COFRAD

 .     Provide ongoing management of end user CPE
      .       7x24x365 proactive fault management of the CPE to the COFRAD
      .       Perform software updates on the FRAD as needed and verifyng the
              CPE is fully operational

                                                                  Attachment I-3
                                                         to Agreement No. GSA00D

                                 ATTACHMENT I-3

               CO FRAD NetFRAD Configuration Backup and Restoral

NetSolve shall perform periodic CO FRAD network backups in order to maintain back-up copies of the NetFRAD configurations in the event of a configuration loss. This would include the downloading of the appropriate backup into a
NetFRAD in the event a configuration needs to be restored.   This service
assumes and is made available under the condition that an AT&T/NetLink supplied backup routine does provide a sufficient, accurate and complete backup of a configuration. NetSolve shall re-negotiate the pricing for this service if AT&T can reduce the time required for backups or provide a completely automated backup system.

This service includes:
        .    Daily backups of each NetFRAD when needed.
        .    Backups performed with AT&T supplied backup routines and tools.
        .    A Primary backup of each CO FRAD NetFRAD will be made to the
             NetSolve NetFRAD hard drive.
        .    A Secondary backup of each CO FRAD NetFRAD will also be made to
             AT&T's Tier 3 FRAD
        .    Download of backup configuration into CO FRAD in the event of a failure.
        .    Re-provisioning of one business day of adds/moves/changes in the event a backup does not completely restore a configuration

AT&T shall:
        .    Provide a reliable, functional and accurate backup system to
             NetSolve in Austin.
        .    Work to improve the backup procedure such that it can be fully automated.
        .    Be responsible for the cost of re-provisioning CO FRAD NetFRAD's in the event of a backup failure.
        .    Allow NetSolve to perform periodic test of backups.
        .    Test backups with new CO FRAD operating software downloads.

--------------------------------------------------------------------------------
                                                                  Attachment I-4
                                                         to Agreement No. GSA00D
Application Profile Document (ADP)    CO-FRAD    -    SDLC-to-FRAME   Order Form
--------------------------------------------------------------------------------

This Application Profile Document (APD) covers [xx] ports of CO FRAD Service and [xx] CPE FRAD devices at the locations specified within this APD. This APD is subject to all of the terms and conditions of Attachment I to the Agreement between AT&T and Netsolve. The Service Term for the purposes of this ADP will be [xx] months beginning [date] (the CRD).


By:________________________________________________________________
     Authorized AT&T Representative

Name:
     ----------------------------------
Title:
      ---------------------------------
Date:
     ----------------------------------

1. Account Information

---------------------------------------------------------------------
      Company Name:  [ ]              AT&T Sales Contact:  [ ]
     Customer TCON:  [ ]                      Attmail ID:  [ ]
        TCOM Phone:  [ ]                       Telephone:  [ ]
Sales Order Number:  [ ]               Port number  [ ] of [ ]
---------------------------------------------------------------------


2.  ICORE FRAD Port Assignments
--------------------------------------------------------------------------------
FRAD Name:  [ ]  Access Port:  RLP [  ] Port [  ] Channel [  ]
                Network Port:  RLP [  ] Port [  ]    DLCI [  ]
--------------------------------------------------------------------------------

3.  CO-FRAD SDLC Port/Device Information

            Port Parameters                     Drop      SDLC Device Parameters
--------------------------------------------------------------------------------
Port Speed:  [ ] 2.4  [ ] 4.8  [ ] 9.6  [ ] 56    1         Street Address: [ ]
Port Type:   [ ] Terminal    [ ] Host                       City/State:     [ ]
                                                            PU id:          [ ]
Window Size (1-7): [ ]                                      Max Bytes Out:  [ ]
Number of Drops:  [ ]
------------------------------------------------------------------------------
                                                  2         Street Address: [ ]
                                                            City/State:     [ ]
                                                            PU id:          [ ]
                                                            Max Bytes Out:  [ ]
------------------------------------------------------------------------------
                                                  3         Street Address: [ ]
                                                            City/State:     [ ]
                                                            PU id:          [ ]
                                                            Max Bytes Out:  [ ]
------------------------------------------------------------------------------
                                                  4         Street Address: [ ]
                                                            City/State:     [ ]
                                                            PU id:          [ ]
                                                            Max Bytes Out:  [ ]
------------------------------------------------------------------------------
                                                  5         Street Address: [ ]
                                                            City/State:     [ ]
                                                            PU id:          [ ]
                                                            Max Bytes Out:  [ ]
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  Attachment I-4
                                                         to Agreement No. GSA00D
Application Profile Document (ADP)    CO-FRAD    -    SDLC-to-FRAME   Order Form
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                  6         Street Address: [ ]
                                                            City/State:     [ ]
                                                            PU id:          [ ]
                                                            Max Bytes Out:  [ ]
-------------------------------------------------------------------------------
                                                  7         Street Address: [ ]
                                                            City/State:     [ ]
                                                            PU id:          [ ]
                                                            Max Bytes Out:  [ ]
-------------------------------------------------------------------------------
                                                  8         Street Address: [ ]
                                                            City/State:     [ ]
                                                            PU id:          [ ]
                                                            Max Bytes Out:  [ ]
-------------------------------------------------------------------------------
                                                  9         Street Address: [ ]
                                                            City/State:     [ ]
                                                            PU id:          [ ]
                                                            Max Bytes Out:  [ ]
-------------------------------------------------------------------------------
                                                  10        Street Address: [ ]
                                                            City/State:     [ ]
                                                            PU id:          [ ]
                                                            Max Bytes Out:  [ ]
-------------------------------------------------------------------------------
                                                  11        Street Address: [ ]
                                                            City/State:     [ ]
                                                            PU id:          [ ]
                                                            Max Bytes Out:  [ ]
-------------------------------------------------------------------------------
                                                  12        Street Address: [ ]
                                                            City/State:     [ ]
                                                            PU id:          [ ]
                                                            Max Bytes Out:  [ ]
-------------------------------------------------------------------------------
                                                  13        Street Address: [ ]
                                                            City/State:     [ ]
                                                            PU id:          [ ]
                                                            Max Bytes Out:  [ ]
-------------------------------------------------------------------------------
                                                  14        Street Address: [ ]
                                                            City/State:     [ ]
                                                            PU id:          [ ]
                                                            Max Bytes Out:  [ ]
-------------------------------------------------------------------------------
                                                  15        Street Address: [ ]
                                                            City/State:     [ ]
                                                            PU id:          [ ]
                                                            Max Bytes Out:  [ ]
-------------------------------------------------------------------------------
                                                  16        Street Address: [ ]
                                                            City/State:     [ ]
                                                            PU id:          [ ]
                                                            Max Bytes Out:  [ ]
-------------------------------------------------------------------------------

                                                              Agreement #GSA005D
                                                                    Page 1 of 31

               AT&T MNS and NetSolve CONTRACT SERVICES AGREEMENT

                                                                 Amendment No. 5


The Contract Services Agreement effective August 1, 1995, between NetSolve, Incorporated ("NetSolve") and AT&T Corp. ("AT&T') ("Original Contract") as heretofore modified by Amendments Number 1, 2, 3, and 4 (collectively the "Agreement") is further amended as follows effective as of December 1, 1997:

Previous attachments A through E are hereby deleted and replaced with Attachment A, B, , D, H, H- I and Appendices A and B.

Paragraphs 1-4 and 24 are to be deleted in the Original Contract and replaced with the following for purposes of this Amendment No. 5 and Attachment A, B, D and H, H- I and Appendices A and B but otherwise remain in effect, where applicable, with respect to the other Amendments and Attachments to the
Agreement:

Paragraph 1 - Statement of Work
-------------------------------

[The original terms contained in this Paragraph 1 have been superseded by the terms set forth in Amendment No. 11.0, which is attached hereto.]

Paragraph 2 - CONTRACT REPRESENTATIVE
-------------------------------------

[The original terms contained in this Paragraph 2 have been superseded by the terms set forth in Amendment No. 11.0, which is attached hereto.]

Paragraph 3 - TERM
------------------

[The original terms contained in this Paragraph 3 have been superseded by the terms set forth in Amendment No. 11.0, which is attached hereto.]

Paragraph 4 - PAYMENT FOR SERVICES
----------------------------------

[The original terms contained in this Paragraph 4 have been superseded by the terms set forth in Amendment No. 11.0, which is attached hereto.]

The following paragraph is to be deleted from the Original Contract and replaced with the following:

Paragraph 6B - COMPETITION
--------------------------

B. Such disclosure shall not be prohibited: (i) if NetSolve is required in a judicial, administrative or governmental proceeding to disclose any such information, but NetSolve shall provide AT&T with prompt notice of such requirement so that AT&T may seek an appropriate protective order; or (ii) in connection with a federal or state securities filing, or any other effort to raise capital or borrow funds from any private or public source; provided NetSolve shall provide AT&T with prompt notice of any disclosure (for example, in connection with a road show regarding a pending public offering of securities, NetSolve would inform AT&T in advance of the types of information NetSolve proposes to disclose, such as the length and estimated value of this contract). AT&T may seek an appropriate protective order if the parties do not reach agreement about the scope or content of any proposed disclosure.

The following paragraph is to be deleted from the Original Contract and replaced with the following:

Paragraph 7 - INVOICING AND PAYMENT
-----------------------------------

[The original terms contained in this Paragraph 7 have been superseded by the terms set forth in Amendment No. 11.0, which is attached hereto.]

                                      -2-
                                                              Agreement #GSA005D
                                                                    Page 2 of 31

The following paragraph is modified to be included in the paragraph from the Original Contract:

Paragraph 15 - INSURANCE
------------------------

Contractor will provide and use all reasonable efforts to cause its subcontractors to provide the following minimum insurances:

(i) statutory workers compensation in accordance with all Federal, state and local requirements;

(ii) employers' liability insurance in an amount not less than One Million Dollars ($1,000,000) per each Bodily Injury Accident; One Million Dollars ($1,000,000) policy limit for Bodily Injury by disease; and One Million Dollars ($1,000,000) each employee limit for Bodily Injury by disease;

(iii) commercial general liability (CGL) insurance in an amount not less than One Million Dollars ($1,000,000) per each occurrence; Ten Million Dollars ($10,000,000) general aggregate limit. Such insurance shall include Broad Form Contractual Liability, Broad Form Property Damage Liability, personal and Advertising Injury, Completed Operations and Products. The general aggregate limit may be satisfied by either a single CGL policy or combination of a primary CGL and Umbrella Liability policies,

(iv) comprehensive auto liability covering all owned, non-owned, hired and leased vehicles for Contractor's operations in an mount not less than One Million Dollars ($1,000,000) combined single limit for bodily injury and property damage for each occurrence.

(v) fidelity or crime insurance in an amount not less than One Million Dollars ($1,000,000) each occurrence covering loss in connection with any fraudulent dishonest acts committed by the employees of Contractor, acting alone or in collusion with others, including the property and funds of others in their care, custody or control;

(vi) Contractor shall maintain All Risk Property insurance covering the full replacement value of all improvements, betterments and contents for which Contractor owns or is responsible wherever located, including all equipment, data, media and valuable papers necessary in performance of the services. Such All Risk Property insurance shall include coverage for a loss of revenue and extra expenses incurred as a result of a peril covered under the policy in an amount adequate to cover the actual loss sustained. Such All Risk Property insurance shall include coverage for loss resulting from any destruction, distortion, or corruption of any computer data, coding, program, or Software;

(vii) Contractor shall maintain Professional Liability or Errors and Omissions insurance acceptable to AT&T covering Contractor's liabilities for loss due to error, omission, negligence, mistakes, or failure to take appropriate action in the performance of business or professional duties of their employees in an amount not less than Two Million Dollars ($2,000,000);

       All Commercial General Liability and Automobile liability insurance shall designate AT&T Corp., its affiliates and subsidiaries, its directors, officers and employees ("Company") as Additional Insureds. All such insurance should be primary and non-contributory, and is required to respond and pay prior to any other insurance or self-insurance available to AT&T as it pertains to the Supplier's liability solely under this clause. Any other coverage available to the AT&T applies on an excess basis.

Contractor and all Contractor's subcontractors shall furnish prior to the start of work, certificates or adequate proof of the foregoing insurance including, if specifically requested by Company, copies of the endorsements and insurance policies. Current certificates of insurance should be obtained prior to the commencement of work and be maintained with the contract. Company shall be notified in writing at least thirty (30) days prior to cancellation of or change in a policy. Carriers providing coverage will be rated by A.M. best with at least an A-rating and a financial size category of at least Class VII.


The following paragraph is to be deleted from the Original Contract and replaced with the following:

                                                              Agreement #GSA005D
                                                                    Page 3 of 31

Paragraph 18 - PUBLICITY
------------------------

A. Unless AT&T has given NetSolve prior written consent: (1) no AT&T identification or references to AT&T or AT&T's customers or the activities undertaken by NetSolve under this Agreement shall be used in any of NetSolve's advertising or promotional efforts and (2) neither NetSolve nor any of NetSolve's employees, agents, subcontractors and suppliers shall release for publication any article or other statement relating to AT&T, AT&T's customers, or the activities undertaken by NetSolve under this Agreement.

B. Such disclosure shall not be prohibited: (i) if NetSolve is required in ajudicial, administrative or governmental proceeding to disclose any such information, but NetSolve shall provide AT&T with prompt notice of such requirement so that AT&T may seek an appropriate protective order; or (ii) in connection with a federal or state securities filing, or any other effort to raise capital or borrow funds from any private or public source; provided NetSolve shall provide AT&T with prompt notice of any disclosure (for example, in connection with a road show regarding a pending public offering of securities, NetSolve would inform AT&T in advance of the types of information NetSolve proposes to disclose, such as the length and estimated value of this contract). AT&T may seek an appropriate protective order if the parties do not reach agreement about the scope or content of any proposed disclosure.


The following paragraph is to be deleted from the Original Contract for this Amendment No. 5 only and replaced with the following:

Paragraph 24 - TERMINATION
--------------------------

Termination of the Agreement - The termination of the Agreement shall not affect the rights and obligations of either party under this Amendment No. 5 , and this Amendment No.5 (and the provisions of the Agreement with respect to this Amendment No. 5) shall continue in effect as though the Agreement had not been terminated though

Termination of this Amendment No. 5 -

a) In the event either party shall be in breach or default of any of the terms, conditions or covenants of this Agreement, or this Amendment No. 5, or any or all Orders placed hereunder and such breach or default shall continue for a period of thirty (30) days after the giving of written notice to the defaulting party thereof by the non-defaulting party, then in addition to all other rights and remedies of law or equity or otherwise (subject to the limitations under Paragraph 36 of the Agreement), the non-defaulting party at its discretion shall have the right to terminate any Orders placed by AT&T hereunder which are directly affected by such breach or default without any charge, obligation or liability whatsoever, except as to the payment for Services already received and accepted by AT&T. If this Agreement is terminated by AT&T due to NetSolve's breach or default, AT&T may begin a Ramp Down period to transition existing Router Sites to other management centers without limitation as to: (1) the number of sites transitioned per month, or (2) decrease in the amount of monthly billing.

b) The Agreement and all Orders under Attachments A, B and H may be terminated immediately by AT&T by notice in writing:

    i) if NetSolve makes an assignment for the benefit of creditors (other than solely an assignment of moneys due);

    ii) if NetSolve evidences an inability to pay debts as they become due, unless adequate assurance of such ability to pay is provided within thirty
    (30) days of such notice;

    (iii) if a proceeding is commenced under a provision of the United States Bankruptcy Code, voluntarily by NetSolve,;

    (iv) if a proceeding is commenced under a provision of the United States Bankruptcy Code, involuntarily, against NetSolve, the Agreement may be terminated by AT&T if such proceeding is not dismissed within thirty (30) days.

c) This Amendment No. 5 and any or all Orders may be terminated at any time by AT&T upon twenty-four hours written notice in the event of NetSolve's acquisition by or merger with a competitor of AT&T.

d) Termination of Individual Orders placed pursuant to this Attachment A-AT&T may terminate individual Orders for Router Sites without charge, upon 30 days written notice, if: a) AT&T's customer is dissatisfied with the Services performed by NetSolve and NetSolve is unable to correct the Services to the customer's reasonable satisfaction within the 30 day notice period; or b) AT&T's customer is expanding and NetSolve is unable to provide the services defined in Attachment A or Attachment B.

e)  Following the Expiration Date (as outlined in Paragraph 3 of this Attachment
    A), a twelve month RampDown will take place and existing Router Sites may be transitioned to other management centers at AT&T's discretion. Notwithstanding the previous sentence, the net billings to AT&T under Items 3 and 4 of Table 1, Paragraph 4, (regardless of the number of sites actually managed by NetSolve) shall not be less than the net amount billed in the last full month prior to the Expiration Date less 8% for each full month that has passed following the Expiration Date; however, no amounts shall be due after twelve (12) full months following the Expiration Date except for any Router Sites still managed by NetSolve where AT&T and NetSolve have mutually agreed NetSolve should still provide service.

f) In the event of expiration or termination of this Agreement, in whole or in part, wherein all or some portion of the work will be performed by Company itself or elsewhere, Supplier agrees to provide all reasonable efforts and full cooperation in the orderly transition of the work to Company designated Network Management centers, provision of reports, data configuration files and similar customer specific information and media necessary for continuation of the work transferred, continuation of work at reducing levels if necessary during a transition period and at reduced levels if work is transferred in part. Prices for additional work related to customer transition are covered in Table 1, Paragraph 4, Amendment 5 of this Agreement.


The following paragraph is to be deleted from the Original Contract and replaced with the following:

Paragraph 27 - WARRANTY
-----------------------

NetSolve warrants that (1) the work performed under this Agreement shall proceed with promptness and diligence and shall be executed in a first class workmanlike manner, in accordance with the highest professional standards in the field and to AT&T's reasonable satisfaction, and 2) that material furnished hereunder will be free from defects in design (except to the extent designed by AT&T), material and workmanship and will conform to and perform in accordance with specifications. Except as set forth in this Section 27, NetSolve makes no warranty of merchantability, fitness for a particular purpose, noninfringement,
or of any other kind, express or implied.   The products and services provided
hereunder do not constitute "consumer goods" for any purpose. NetSolve does not warrant that any service, or the operation of any product or software, provided under this Agreement will be uninterrupted or error-free. AT&T acknowledges that the products and services provided hereunder are not designed or intended by NetSolve for use or resale in, or for incorporation into products or services used in, on-line control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or aircraft communication systems, air traffic control, direct life support machines or weapons systems, in which the failure of the products or services could lead directly to death, personal injury, or severe physical or environmental damage ("High Risk Activities"). NetSolve specifically disclaims any express or implied warranty of fitness for High Risk Activities.


The following paragraph is to be deleted from the Original Contract and replaced with the following:

Paragraph 30 - INDEMNITY
------------------------

All persons furnished by NetSolve shall be considered solely NetSolve's employees or agents, and NetSolve shall be responsible for payment of all unemployment, social security and other payroll taxes, including contributions when required by law. NetSolve agrees to defend, indemnify and save harmless

                                                              Agreement #GSA005D
                                                                    Page 4 of 31

Company, its affiliates, its and their customers and each of their officers, directors, employees, successors and assigns (all hereinafter referred to in this Paragraph 30 as "Company") from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorney's fees) that arise out of or result from: (1) bodily injuries or death to persons or damage to real or tangible property, including theft, to the extent caused (or until finally determined otherwise, alleged to have been caused) by NetSolve's personnel or persons furnished by NetSolve to perform installation, maintenance or similar services or Services on Company's premises (provided that services or Services provided from a remote location, through electronic means, will not be deemed to be furnished "on Company's premises");
(2) assertions under Workers' Compensation or similar acts made by persons furnished by NetSolve or by any subcontractor or by reason of any bodily injuries to such persons for which Company would be responsible under Workers' Compensation or similar acts if the persons were employed by Company; (3) liens against Company real or tangible property, or claims against Company, resulting from NetSolve's failure to satisfy claims of subcontractors for payment for labor, equipment or materials furnished by NetSolve under this Agreement; or (4) any failure by NetSolve to perform NetSolve's obligations under this clause; provided Company provides NetSolve prompt notice of any such claim, demand or suit, fully cooperates in the defense and settlement thereof, and gives NetSolve full control of the defense and settlement thereof. Notwithstanding the foregoing, AT&T may join in the defense of any action, with its own counsel and at its own expense, and in such circumstances, the parties' counsel will reasonably coordinate their defense strategies. If a party is required, under a proposed settlement, to take any action or refrain from taking any action, the settlement may not be entered without such party's written consent, which will not be unreasonably withheld or delayed.


The following paragraph is added to the Original Contract:

Paragraph 35 - INFRINGEMENT
---------------------------

NetSolve shall indemnify and save harmless AT&T, its affiliates, and their customers, and each of their officers, directors, employees, successors and assigns (all hereinafter referred to in this clause as AT&T) from and against any losses, damages, liabilities, fines, penalties, and expenses (including reasonable attorneys' fees) that arise out of or result from any proved or unproved claim of infringement of any patent, copyright trademark or trade secret right, or other intellectual property right or any other proprietary interest to the extent arising from the use of any product or service provided hereunder, and will pay any judgment rendered on such claim (each of such claims called an "Infringement Claim"), provided AT&T provides NetSolve prompt notice of any such claim, fully cooperates in the defense and settlement thereof, and gives NetSolve full control of the defense and settlement thereof. NetSolve further agrees that in the event that a lawsuit includes other claims in addition to the indemnified infringement claims, AT&T shall retain sole control of such other claims.

The foregoing obligations do not apply with respect to claims arising from or in connection with: (i) equipment or products not bearing a NetSolve trademark (such as Cisco routers, Bay Networks hubs and other third party equipment); (ii) the combination of any product or service (including any Service) provided by NetSolve with any service, product, data, process or material not obtained from NetSolve hereunder, or (iii) any claim that could have been avoided if AT&T or its customer had discontinued allegedly infringing activity after AT&T has been advised of the alleged infringement and has failed to follow remedial actions proposed by NetSolve. If any claim under exceptions (i) or (ii) is brought against NetSolve, AT&T agrees to indemnify and defend NetSolve with respect to each such claim (also called an "Infringement Claim"). If an Infringement Claim arises solely from NetSolve's adherence to AT&T's written instructions regarding services or tangible or intangible goods provided by NetSolve ("Items") and if the Items are not (1) commercial items available on the open market or the same as such items, or (2) items of NetSolve's designated origin, design or selection, AT&T shall indemnify NetSolve. AT&T or NetSolve shall defend or settle, at its own expense any demand, action or suit on any Infringement Claim against the other for which it is the indemnitor under the preceding provisions and each shall timely notify the other of any assertion against it of any Infringement Claim and shall cooperate in good faith with the other to facilitate the defense or settlement of any such claim.

                                                              Agreement #GSA005D
                                                                    Page 5 of 31


The following paragraph is to be added to the Original Contract:

Paragraph 36 - LIMITATION OF  LIABILITY
---------------------------------------

Notwithstanding any other provision of this Agreement:

1) Neither party shall be liable for incidental or consequential damages or for loss of profits or revenue (all such damages referred to herein individually and collectively as "Indirect Damages") arising from or in connection with this Agreement or any service (including any Service) or product ordered or provided hereunder, whether or not foreseeable and whether or not based on breach of warranty, contract, negligence, strict liability, tort or otherwise; provided, however, that this limitation of liability shall not apply to "special damages" (e.g., lost wages) arising from bodily injury or death to persons, or to a party's obligations under the following Sections:

    a) Indemnity (provided, however, except for special damages arising from bodily injury or death to persons, NetSolve shall not be liable for Indirect Damages if a claim arises out of or in connection with the use or supply of any product or service (including any Service) obtained hereunder, and AT&T could legally have disclaimed liability for such Indirect Damages in its contract with its customer).

    b) Infringement

    c) Insurance (provided NetSolve's liability for breach of the Section entitled "Insurance" shall not exceed the liability that would have existed if NetSolve had complied with the provisions of such Section)

    d) Compliance with laws.

    e) Use of Information (provided that this exception will apply only to a willful breach by a party of its obligation not to disclose to unauthorized third parties confidential information regarding the other party's customers. In the event of such a breach: (i) the breaching party's total aggregate liability, for direct damages, Indirect Damages or otherwise, arising from or in connection with such breach shall not exceed one million dollars ($1,000,000) in total; and (ii) damages awarded under this exception (e) will not "count" toward the aggregate damage limit set forth in subsection 2 below. The party alleging such a breach will have the burden of proving all elements of the alleged breach and any alleged damages, including willfulness, proximate causation and amount of damages, which must be capable of being ascertained with substantial certainty.)

For purposes of this Agreement. conduct by a party's employee or contractor acting outside the scope of his, her or its authority will not be attributed to that party, except to the extent such losses are covered by the party's insurance (or, if AT&T is self-insured, to the extent such losses would have been covered by insurance if AT&T had the same policies of insurance as NetSolve then has).

                                                              Agreement #GSA005D
                                                                    Page 6 of 31

2. Notwithstanding the foregoing, neither party's total aggregate liability (for direct damages, Indirect Damages or otherwise) arising from or in connection with this Agreement or any product or service (including any Service) ordered or provided hereunder shall exceed:

     (i) for claims for which the party has insurance coverage, the amount paid to the party by the insurance carrier (or, if AT&T is self-insured, the amount that would have been paid to AT&T by an insurance carrier if AT&T had the same policies of insurance as NetSolve then has);

     (ii) for all other claims, one million dollars ($1,000,000) in total,

provided, however, that these limitations of liability shall not apply to direct or special damages arising from bodily injury or death to persons, or to a party's obligations under the following Sections:

    a) Indemnity (provided, however, except for special damages arising from bodily injury or death to persons, NetSolve shall not be liable for damages if a claim arises out of or in connection with the use or supply of any product or service (including any Service) obtained hereunder, and AT&T could legally have disclaimed liability for such damages in its contract with its customer).

    b) Infringement

    c) Insurance (provided NetSolve's liability for breach of the Section entitled "Insurance" shall not exceed the liability that would have existed if NetSolve had complied with the provisions of such Section)

    d) Payment for Services, Payment, Taxes, Invoicing and Payment

    e) Use of Information (provided that this exception will apply only to a willful breach by a party of its obligation not to disclose to unauthorized third parties confidential information regarding the other party's customers. In the event of such a breach: (i) the breaching party's total aggregate liability, for direct damages, Indirect Damages or otherwise, arising from or in connection with such breach shall not exceed one million dollars ($1,000,000) in total; and (ii) damages awarded under this exception (e) will not "count" toward the aggregate damage limits set forth above. The party alleging such a breach will have the burden of proving all elements of the alleged breach and any alleged damages, including willfulness, proximate causation and amount of damages, which must be capable of being ascertained with substantial certainty.)

The limitations on and disclaimers of remedies, warranties and damages set forth in this Agreement will apply whether or not any remedy provided hereunder fails of its essential purpose.

                                                              Agreement #GSA005D
                                                                    Page 7 of 31


The following paragraph is to be added to the Original Contract:

Paragraph 37 - YEAR 2000 COMPLIANCE
-----------------------------------

NetSolve warrants that any computer software or services supplied or delivered by or for NetSolve under this Agreement (i) will handle date information before, during and after January 1, 2000, including but not limited to accepting date input, providing date output and performing calculations on dates or portions of dates, (ii) will function without any adverse change in operations caused by the advent of the new century, (iii) will respond to two-digit year date input, or allow the user to enter a four digit year, in a way that resolves the ambiguity as to century in a disclosed, defined and predetermined manner, and (iv) will store and provide output of date information in ways that are unambiguous as to century.

                 ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME


NETSOLVE, INCORPORATED                      AT&T CORP.


By:           [Craig S. Tysdal (printed)]   By:           [Diane Fennel (printed)]
              ----------------------------          ------------------------------------
Signature:    [Craig S. Tysdal [signature]  By:     [Diane Fennel (signature)]
              ----------------------------          ------------------------------------

Title:        [President & CEO (printed)]   Title:  [Supplier Mgr-Data Netw'g (printed)]
              ----------------------------          ------------------------------------

Date:         [12-24-97 (printed)]          Date:   [1/14/98 (printed)]
              ----------------------------          ------------------------------------


[The original terms contained in Attachment A have been superseded by the terms set forth in Amendment No. 11 which is attached hereto.]

[The original terms contained in Attachment B have been superseded by the terms set forth in Amendment No. 11 which is attached hereto.]

[The original terms contained in Appendix A have been superseded by the terms set forth in Amendment No. 11 which is attached hereto.]

[The original terms contained in Appendix B have been superseded by the terms set forth in Amendment No. 11 which is attached hereto.]

[The original terms contained in Attachment D have been superseded by the terms set forth in Amendment No. 11 which is attached hereto.]

[The original terms contained in Attachment H have been superseded by the terms set forth in Amendment No. 11 which is attached hereto.]

[The original terms contained in Attachment H-1 have been superseded by the terms set forth in Amendment No. 11 which is attached hereto.]

                                                                    Attachment J
                                                         To Agreement No. GSA00D


                                  Amendment No. 6


The Contract Services Agreement effective August 1, 1995, between NetSolve, Incorporated ("NetSolve") and AT&T Corp. (AT&T") as heretofore modified by Amendments Number 1, 2, 3, 4 and 5 (collectively the "Agreement" ) is further amended as follows effective as of February 20, 1998:

1) Attachment J entitled "Smart Frame Relay Service offerings Trial Period" is hereby added and by this reference made part of this Agreement.


                ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


NETSOLVE, INCORPORATED                     AT&T CORP.

By:   [Michael Turner]                     By:    [Judi Arney]
       --------------                              ----------

Signature: [Signature of Michael Turner]   Signature: [Signature of Judi Arney]
           -----------------------------              -------------------------

Title:  [VP Marketing]                     Title: [Supplier Manager]
         ------------                              ----------------

Date:  [2/19/98]                           Date:  [2/23/98]
        -------                                    -------

                                                                    Attachment J
                                                         To Agreement No. GSA00D

                                  ATTACHMENT J

                           Smart Frame Relay Service
                                  Trial Period


This Attachment for Contract Services ("Attachment J") to the Agreement covers the trial period for CO FRAD Smart Frame Relay Service, Systems Integration, Project Management and Installation Coordination ("Service") that NetSolve shall provide to AT&T in support of AT&T's CO FRAD Service offering, as requested by AT&T and as described herein. This Attachment is an integral part of the Agreement and shall be governed by the terms of the Agreement. In the event of any conflict between the terms of this Attachment and the terms of the Agreement, the terms of this Attachment shall prevail with respect to the Services provided under this Attachment J.

For purposes of this Attachment J the following Paragraphs in the Agreement are deleted in their entirety and replaced with the Paragraphs below:

Paragraph 1 - Statement of Work:

NetSolve shall provide Services to AT&T in support of AT&T's CO FRAD Smart Frame Relay Service offering trial period in accordance with the "Statement of Work," Attachments J-1, J-2, and J-3 hereto. Services shall be available to AT&T in the United States. Modifications to this Statement of Work and its requirements as set forth in Attachments J-1, J-2 and J-3 may be requested from time to time by AT&T without the need for a formal amendment to Attachment J. The pricing contained herein shall apply to Services requested or any modification, provided that the modifications requested do not require the furnishing of more material or labor by NetSolve or longer times for performance of services. NetSolve shall immediately notify AT&T's Contract Representative, in writing, of any requested modification which NetSolve feels will require an increase to the prices contained in Paragraph 4 - Payment for Services, and shall furnish the amount of such proposed increase in such writing. Following delivery of such notice, NetSolve shall not proceed with Services for any such modification until AT&T and NetSolve Contract Representatives agree, in writing, to the appropriate charges.

Paragraph 2 - Contract Representative:

AT&T's Contract Representative for this Attachment J is Owen Brennan. AT&T will notify NetSolve in writing if a new Contract Representative is designated by AT&T.

Paragraph 3 - Term

The effective date of this Amendment No. 6 is February 20, 1998. This Amendment covers a "Trial Period", which is defined as a minimum of 1000 units installed and in service. This Amendment shall continue until replaced with a new amendment which AT&T intends to execute for full deployment of the CO FRAD Smart Frame Relay Service after the initial Trial Period. When that amendment is signed, those fees and terms and conditions will supercede all provisions of this Amendment No. 6.

Either AT&T or NetSolve may terminate this Amendment No. 6 (in which case AT&T will assume the NetSolve responsibilities) effective ninety days after written notice.

NetSolve will be ready to implement customer networks forty-five 45 days after contract signature.

                                                                    Attachment J
                                                         To Agreement No. GSA00D


Paragraph 4 - Payment for Services

For services performed by NetSolve under this Attachment J, AT&T will pay NetSolve the following:

1) For the Services described in Attachments J-1 through J-3 the charges shall be as follows:

Monthly Service Prices - Recurring Services
-------------------------------------------

SFRS 1 - $/*/ Per DSU Per Month
SFRS 2 - $/*/ Per DSU Per Month

Services Prices - Non Recurring Services
----------------------------------------

Project Implementation Fee - Waived for Trial Period
Remote Installation using an AT&T contractor - Waived for Trial Period

Rescheduling Charges
--------------------

Standard NetSolve rescheduling fee for each site that requires rescheduling with less than seven (7) days advance notice. No charges will be assessed for the first such rescheduling of each site.

Standard Rescheduling Fee - $50 per DSU site

Monthly Minimum (To be negotiated after the Trial Period during the General
---------------
Agreement)

Time and Material Services
--------------------------

All Time and Material Services are to be authorized in writing by AT&T prior to the actual dispatch of on-site work by NetSolve or a NetSolve provider.

 . $200 per hour for on-site work (minimum of 4 hours plus travel expenses if requested for on-site work); $165 per hour for Time and Material Services done remotely. No travel expenses will apply if none are incurred by NetSolve or charged to NetSolve by its provider.

Project Initiation Fees
-----------------------

AT&T has agreed to provide, at no charge, a number of important infrastructure cost, e.g., management ports and PVCs, Visual DSUs, and all the necessary hardware and software required to implement the Visual PAM function. In addition, NetSolve will be required to modify and add new systems, processes and tools in order to support this service. A one time charge for implementing this project due upon initiation of the Trial Period is $350,000.

Pricing After initial Trial Period
----------------------------------
The pricing of the Services described in Attachment J will be reviewed after the completion of a 1000 device trial installation and support period (Trial Period). Pricing may be either increased or decreased upon mutual agreement based on NetSolve's experience in interfacing with the AT&T systems and other processes, as well as NetSolve gaining an understanding of the time actually required to perform these services. Absent such agreement on pricing, either AT&T or NetSolve may elect to cap the number of devices to be installed and managed or to terminate the Services and this Amendment 6.

--------------------
/*/An asterisk (*) appears on this page at each place where information has been omitted. The omitted information has been filed separately with the Securities and Exchange Commission with a Request for Confidential Treatment of the omitted information.

                                                                    Attachment J
                                                         To Agreement No. GSA00D

                                 ATTACHMENT J-1

Description of Services

Systems Integration, Project Management, and Installation Coordination -

Statement of Work

Service Description This Statement of Work for NetSolve's Systems Integration,
-------------------
Project Management, and Installation Coordination service defines the responsibilities and deliverables for AT&T and NetSolve with respect to coordinated ordering, delivery, and installation coordination of DSU/CSUs (DSU) and ports and PVCs in support of the AT&T Smart Frame Relay Service Level 1 and Level 2 (SFRS1 & SFRS2, respectively).

The terms Network or Network Components mean all hardware and network components from the managed DSU at one location to the managed DSU at any other location, including the frame relay ports and PVCs and local access to the AT&T frame relay switch, for any locations covered by SFRS1 or SFRS2.

NetSolve Responsibilities

Program Management
------------------

  NetSolve will develop the NetSolve Operations Support Systems (OSS) and Performance Archive Manager (PAM) system enhancements to provide the SFRS1&2 service.

Project Management
------------------

  NetSolve will perform the following project management tasks:

    A.  Input required End User information into AT&T's Order Manager system

    B. Input required End User information into NetSolve's OSS Management system

    C.  Enter required End User information in the Performance Archive Manager
        (PAM) platform based on SFRS level supported

    D. Place order with AT&T (to be billed to End User) for the Network Components of the SFRS service including the ports and PVCs

    E. Place order with AT&T for the PVC management channel from each DSU to the NetSolve NMC (to be billed to End User or provided at no charge by AT&T)

    F. Develop an installation schedule with the End User contact for each site based on installation intervals supplied by AT&T

    G. Verify correct circuit numbers, DLCI information, and firm order commitment dates (against End User requested date) as received from AT&T Order management system

    H. Provide site survey information for the End User, as required, to enable proper equipment installation

    I. Track and report systems integration and equipment installation status to AT&T and End User at times and in a format selected by NetSolve and follow up with AT&T, the equipment suppliers, and the End User to reschedule if dates are missed, or change

    J.  Interface directly with mutually agreed upon AT&T systems

    K. Conduct a post-installation review with the End User and initiate necessary corrective action

                                                                    Attachment J
                                                         To Agreement No. GSA00D


    L. Create, issue, manage, and maintain the IP address plan to connect the DSUs to the management tools

Installation
------------

 NetSolve will perform the following with respect to End User installations:

    A. NetSolve will coordinate testing of the End User premise DSU equipment with the AT&T frame relay to test for end-to-end Link Management Interface (LMI) connectivity of all the managed components as each site installation is completed

    B. NetSolve will turn up and verify the operational status of the OSS and Visual Networks polling and archiving systems in accordance with the SFRS1&2 services

Post Installation Activities
----------------------------

 . NetSolve will coordinate with the appropriate groups inside AT&T to expeditiously enable an installed customer to upgrade from SFRS1 to SFRS2 Service

 . NetSolve will provide post-installation end user moves/adds/changes (M/A/Cs) as requested by AT&T, and coordinate such activity within the guidelines of new service implementation contained herein

NetSolve Reporting
------------------

 A. NetSolve will report on the following metrics:

    1. Number of Sites Scheduled

    2.  Number of Sites Installed

    3.  % Installed On Time to Interval

    4.  % On Time to Customer Request Date

    5.  Average Interval:

      a.  AT&T Signed Order to Installation Complete

      b.  Order to NetSolve to NetSolve Order of Services

      c.  Order to NetSolve to All Firm Order Commitment Dates Received

    6.  Jeopardy Analysis for Misses categorized by:

      a.  Customer issues

      b.  NetSolve Internal Operations

      c.  Vendor (Install, Maintenance)

      d.  Carrier (LEC and IXC) Provisioning

      e.  Non-Carrier Vendors


 NetSolve and AT&T will mutually agree on these metrics as well as the metrics containing performance penalties.

Billing
-------

    A. NetSolve will provide AT&T information reasonably required for AT&T to resolve billing issues with End Users.

                                                                    Attachment J
                                                         To Agreement No. GSA00D


AT&T Responsibilities

Program Management
------------------

 A. Provide NetSolve with an order document (either electronic or FAX) containing information mutually agreed to by NetSolve and AT&T

 B. Provide NetSolve the recommended equipment configurations for Network Components

 C. Provide NetSolve with Visual Networks PAM software and the appropriate hardware and operating environment at no charge

 D. Provide NetSolve with on-line access to the appropriate AT&T internal systems at no charge

 E. Provide Visual Networks DSUs to a third party service provider chosen by AT&T for NetSolve to coordinate with on Installation.

 F. Introduce to NetSolve appropriate third party contacts to allow NetSolve to escalate to these partners in the event of a possible customer satisfaction issue

Systems Integration
-------------------

 AT&T shall provide the following systems integration support:

  A. Train the appropriate NetSolve staff (at NetSolve's location) on the AT&T internal systems to be used by NetSolve

Project Management
------------------

AT&T shall provide the following project management support:

  A. Provide the properly configured DSUs and associated cables to each customer location to support the program

  B. Provide necessary installation of DSUs at each customer location

  C. Manage issues pertaining to circuit installation by the local exchange carrier on an escalation basis as requested by NetSolve

  D. Provide NetSolve with site, contact (including any applicable escalation lists and off-hours contacts), and technical information reasonably required by NetSolve to perform its responsibilities

  E. Provide NetSolve with the network management transport components including PVCs, ports, circuits, and access charges at the NetSolve NMC

Billing
-------

  AT&T will manage all policy based billing issues relative to the End User

End User Responsibilities
-------------------------

  A. AT&T is responsible for site preparation in accordance with manufacturer's specifications

  B. AT&T will allow access to their site for installation services, as reasonably requested

                                                                    Attachment J
                                                         To Agreement No. GSA00D

                                 ATTACHMENT J-2

Smart Frame Relay Service-Level 1 ("SFRS1") - Statement of Work

Service Description SFRS1 is a network management service for frame relay data
-------------------
transport and RMONbased DSUs/CSUs supplied by Visual Networks ("DSU").   The
service includes proactive monitoring of the DSU, certain defined fault identification and resolution processes, DSU software upgrade services, and reporting. These services will be provided to AT&T end user customers ("End Users") by NetSolve acting on behalf of AT&T. These services will be provided remotely from the NetSolve Network Management Center ("NMC").

The terms Network or Network Components mean all hardware and network components from the managed DSU at one location to the managed DSU at any other location, including the frame relay ports and PVCs and local access to the AT&T frame relay switch, for any locations covered by SFRS1.

NetSolve Responsibilities
-------------------------
  Monitoring and Fault Management
  -------------------------------

  NetSolve will perform the following Monitoring and Fault Management activities:

   A. Provide the End User with appropriate NMC contact information.

   B. Provide 24 hour per day, 7 day per week monitoring of the End User's DSUs from the NMC. Monitoring will consist of a combination of polling and threshold alarms from the DSU. The following parameters will be set in the DSU to generate alarms:

      1.  PVC utilization and throughput

      2.  Access line utilization and throughput

   C. Upon receipt of a "Loss of LMI" alarm at the NMC from a DSU, or a call from customer indicating a network outage or performance issue, fault identification and resolution procedures will be implemented to include the following:

      1. Notify the End User (except where the End User has reported the outage) that an alarm has been received and that the fault identification and resolution process is being implemented

      2. Notify the End User designated contact of the outage and provide such contact with status updates

      3. Open a Trouble Ticket in NetSolve's Trouble Ticket system and initiate fault isolation procedures including:

          a. Notify End User to verify site power and operating location integrity

          b.  Analyze alarm/trap log for the site to determine source of trouble

          c. Check DSU for availability and if site DSU appears functional NetSolve will:

              i) Open a Trouble Ticket electronically in AT&T's Ticket Manager system

              ii)  Monitor Ticket Manager for updates from AT&T/LEC testing

              iii) Upon resolution notification from Ticket Manager, test for
                   LMI and notify the End User of service restoration

          d.  If trouble appears to be site DSU related, NetSolve will:

              i) Utilize additional non-managed parameters available from the DSUs to assist in troubleshooting efforts and customer presentation as needed from either the NMC or AT&T Network Operations Center

                                                                    Attachment J
                                                         To Agreement No. GSA00D

           ii) Dispatch a service technician to the End User site when necessary, and manage situation to service restoration

           iii) Close ticket in AT&T's Ticket Manager system

   D. Escalate Trouble Tickets within the NetSolve organization on a standard schedule established by NetSolve which is based upon target fault isolation and repair times. While escalation is automatic, the End User may request escalation with NetSolve at any time.

   E. When fault isolation procedures indicate a problem with non-Network Components, NetSolve will provide the End User with information gathered during the fault isolation process in an effort to aid the End User in restoring service.

   F. Store information to be mutually agreed upon (for a period of time to be mutually agreed upon) from each polled DSU in the Performance Archive Manager (PAM) system to aid in the analysis of network performance problems on an as needed basis.

Information Management and Reporting.
-------------------------------------

NetSolve will provide the following reporting on a monthly basis, to begin following the first full month of SFRS1, for each DSU included in Network Components.

  A. End User Network Availability Report and Trouble Ticket Summary Report detailing the measured availability and recorded periods of network outage

  B.  DMOQ performance on the following metrics:

      1. Call Center Responsiveness
         a.  Number of Calls
         b.  Average Speed of Answer
         c.  Abandoned Call Rate
         d.  Average Time for Abandon Calls

      2. Operations & Fault Management

         A sample of the current Managed Router Service report is attached to demonstrate the type of reports that can be made available. The reports will be modified to reflect the difference between MRS and the SFRS services.

      3. NetSolve and AT&T will mutually agree on these metrics as well as the metrics containing performance penalties.

Post Installation Activities
----------------------------

 . NetSolve will coordinate with the appropriate groups inside AT&T to expeditiously enable an installed customer to upgrade from SFRS1 to SFRS2 Service

 . NetSolve will provide post-installation end user moves/adds/changes (M/A/Cs) as requested by AT&T, and coordinate such activity within the guidelines of new service implementation contained herein

Software and Firmware Control
-----------------------------

NetSolve will perform the following with respect to Software and Firmware
Control:

 A. Remotely install software upgrades which the End User is entitled to under applicable maintenance agreements between the End User and their equipment maintenance provider, or

                                                                    Attachment J
                                                         To Agreement No. GSA00D


   which are provided by the manufacturer to correct defects. Upgrades requiring additional software / firmware, additional or upgraded hardware, or on-site installation will be performed at an additional fee. Software upgrades in excess of one per DSU per year will be at an additional charge to be mutually agreed upon by AT&T and NetSolve.

B. Maintain a back-up copy of the DSU software in a management platform in the NMC for downloading or modification.

AT&T Responsibilities

Program Management
------------------

  A. Provide NetSolve the recommended equipment configurations for Network Components

  B. Provide NetSolve with Visual Networks PAM software and the appropriate hardware and operating environment at no charge

  C. Provide NetSolve with on-line access to the appropriate AT&T internal systems at no charge

  D. Provide the Visual Networks DSUs to each End User at no charge to NetSolve, and provide insurance coverage to cover risk of loss or damage while in transit or in NetSolve's possession

  E. Introduce to NetSolve appropriate partner contacts to allow NetSolve to escalate to these partners in the event of a possible customer satisfaction issue

End User Responsibilities
-------------------------

  A. The End User is responsible for managing all non-Network Components, including the LAN or other network environment located on the local side of the DSU. If in connection with providing SFRS1 services, NetSolve isolates the problem to be on the LAN side of the Network Components, an NMC engineer will consult with the End User and obtain written authorization prior to performing additional work, which will be at NetSolve's standard rates for Professional Services. In the event such work is approved and the problem is finally determined to be with a Network Component, no such additional charges will be billed to the End User.

  B. The End User must provide at its cost a management channel PVC from each DSU to the NMC.

  C. The End User must provide the NMC with notice of any changes which the End User intends to make to the Network Components before such changes are made.

                                                                    Attachment J
                                                         To Agreement No. GSA00D


                                 ATTACHMENT J-3

Smart Frame Relay Service-Level 2 ("SFRS2") - Statement of Work

Service Description SFRS2 is a network management service for frame relay data
-------------------
transport and RMON-based DSUs/CSUs supplied by Visual Networks ("DSU"). The service includes proactive monitoring of the DSU, certain defined fault identification and resolution processes, DSU software upgrade services, and reporting. These services will be provided to AT&T end user customers ("End Users") by NetSolve acting on behalf of AT&T. These services will be provided remotely from the NetSolve Network Management Center ("NMC").

The terms Network or Network Components mean all hardware and network components from the managed DSU at one location to the managed DSU at any other location, including the frame relay ports and PVCs and local access to the AT&T frame relay switch, for any locations covered by SFRS2.

NetSolve Responsibilities
-------------------------
  Monitoring and Fault Management
  -------------------------------

  NetSolve will perform the following Monitoring and Fault Management activities:

   A. Provide the End User with appropriate NMC contact information.

   B. Provide 24 hour per day, 7 day per week monitoring of the End User's DSUs from the NMC. Monitoring will consist of a combination of polling and threshold alarms from the DSU. The following parameters will be set in the DSU to generate alarms:

      1.  PVC utilization and throughput
      2.  Access line utilization and throughput

   C. Upon receipt of a "Loss of LMI" alarm at the NMC from a DSU, or a call from customer indicating a network outage or performance issue, fault identification and resolution procedures will be implemented to include the following:

      1. Notify the End User (except where the End User has reported the outage) that an alarm has been received and that the fault identification and resolution process is being implemented

      2. Notify the End User designated contact of the outage and provide such contact with status updates

      3. Open a Trouble Ticket in NetSolve's Trouble Ticket system and initiate fault isolation procedures including:

          a. Notify End User to verify site power and operating location integrity

          b.  Analyze alarm/trap log for the site to determine source of trouble

          c. Check DSU for availability and if site DSU appears functional NetSolve will:

              i) Open a Trouble Ticket electronically in AT&T's Ticket Manager system

              ii)  Monitor Ticket Manager for updates from AT&T/LEC testing

              iii) Upon resolution notification from Ticket Manager, test for
                   LMI and notify the End User of service restoration

          d.  If trouble appears to be site DSU related, NetSolve will:

              i) Utilize additional non-managed parameters available from the DSUs to assist in troubleshooting efforts and customer presentation as needed from either the NMC or

                                                                    Attachment J
                                                         To Agreement No. GSA00D

                   AT&T Network Operations Center

              ii) Dispatch a service technician to the End User site when necessary, and manage situation to service restoration

              iii) Close ticket in AT&T's Ticket Manager system

   D. Escalate Trouble Tickets within the NetSolve organization on a standard schedule established by NetSolve which is based upon target fault isolation and repair times. While escalation is automatic, the End User may request escalation with NetSolve at any time.

   E. When fault isolation procedures indicate a problem with non-Network Components, NetSolve will provide the End User with information gathered during the fault isolation process in an effort to aid the End User in restoring service.

   F. Store information to be mutually agreed upon (for a period of time to be mutually agreed upon) from each polled DSU in the Performance Archive Manager (PAM) system to aid in the analysis of network performance problems on an as needed basis.

Reporting
---------

 . NetSolve will provide SFRS2 customers with Web access to monthly performance and availability reports as defined by AT&T and mutually agreed.

 . NetSolve will provide report interpretation and consultation to the End User at a rate of 30 minutes per 20 SFRS2 sites (in the aggregate), per month. Interpretation and consultation requirements in excess of this amount of time will be billed to AT&T by NetSolve as professional services fees.

Information Management and Reporting
------------------------------------

NetSolve will provide the following reporting on a monthly basis, to begin following the first full month of SFRS2, for each DSU included in Network Components.

  A. End User Network Availability Report and Trouble Ticket Summary Report detailing the measured availability and recorded periods of network outage

  B. DMOQ performance on the following metrics:

     1. Call Center Responsiveness

        a.  Number of Calls
        b.  Average Speed of Answer
        c.  Abandoned Call Rate
        d.  Average Time for Abandon Calls

     2. Operations & Fault Management

        A sample of the current Managed Router Service report is attached to demonstrate the type of reports that can be made available. The reports will be modified to reflect the difference between MRS and the SFRS services.

     3. NetSolve and AT&T will mutually agree on these metrics as well as the metrics containing performance penalties.

Post Installation Activities
----------------------------

 .   NetSolve will coordinate with the appropriate groups inside AT&T to expeditiously enable an installed customer to upgrade from SFRS1 to SFRS2 Service

 . NetSolve will provide post-installation end user moves/adds/changes (M/A/Cs) as requested by AT&T, and coordinate such activity within the guidelines of new service implementation contained herein

Software and Firmware Control
-----------------------------

NetSolve will perform the following with respect to Software and Firmware
Control:

A. Remotely install software upgrades which the End User is entitled to under applicable maintenance agreements between the End User and their equipment maintenance provider, or which are provided by the manufacturer to correct defects. Upgrades requiring additional software / firmware, additional or upgraded hardware, or on-site installation will be performed at an additional fee. Software upgrades in excess of one per DSU per year will be at an additional charge to be mutually agreed upon by AT&T and NetSolve.

B. Maintain a back-up copy of the DSU software in a management platform in the NMC for downloading or modification.

AT&T Responsibilities

Program Management
------------------

  A. Provide NetSolve the recommended equipment configurations for Network Components

  B. Provide NetSolve with Visual Networks PAM software and the appropriate hardware and operating environment at no charge

  C. Provide NetSolve with on-line access to the appropriate AT&T internal systems at no charge

  D. Provide the Visual Networks DSUs to each End User at no charge to NetSolve, and provide insurance coverage to cover risk of loss or damage while in transit or in NetSolve's possession

  E. Introduce to NetSolve appropriate partner contacts to allow NetSolve to escalate to these partners in the event of a possible customer satisfaction issue

End User Responsibilities
-------------------------

  A. The End User is responsible for managing all non-Network Components, including the LAN or other network environment located on the local side of the DSU. If in connection with providing SFRS2 services, NetSolve isolates the problem to be on the LAN side of the Network Components, an NMC engineer will consult with the End User and obtain written authorization prior to performing additional work, which will be at NetSolve's standard rates for Professional Services. In the event such work is approved and the problem is finally determined to be with a Network Component, no such additional charges will be billed to the End User.

  B. The End User must provide at its cost a management channel PVC from each DSU to the NMC.

  C. The End User must provide the NMC with notice of any changes which the End User intends to make to the Network Components before such changes are made.

                                                                    Attachment K
                                                        To Agreement No. GSA005D




                                                                 Amendment No. 7


The Contract Services Agreement effective August 1, 1995, between NetSolve, Incorporated ("NetSolve") and AT&T Corp. ("AT&T") ("Original Contract") as heretofore modified by Amendment Number 5 (collectively the "GSA005D Agreement"or "Agreement") is further amended by this Amendment No. 7 as follows effective as of February 1, 1999:

1)  Attachment  K, attached hereto,entitled "AT&T Frame Relay Plus Service" is
hereby incorporated   as part of the Agreement.


ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT REMAIN UNCHANGED.

NETSOLVE, INCORPORATED                                 AT&T CORP.

By:                       [Craig Tysdal]               By:               [Priscilla A. Taylor]
              ---------------------------------------              ----------------------------------

Signature:    [Signature of Craig Tysdal]              Signature:  [Signature of Priscilla A. Taylor]
              ---------------------------------------              ----------------------------------

Title:        [President and Chief Executive Officer]  Title:      [Manager - SMD]
              ---------------------------------------              ----------------------------------

Date:                                        [2/4/99]  Date:                                [2/11/99]
              ---------------------------------------              ----------------------------------

                                                                          1 of 5

                                                                    Attachment K
                                                        To Agreement No. GSA005D


                                  ATTACHMENT K

                         AT&T Frame Relay Plus Services


This Attachment for Contract Services ("Attachment K") to the Agreement covers AT&T Frame Relay Plus Implementation and Management Services ("Services") that NetSolve shall provide to AT&T in support of AT&T's Frame Relay Plus Service offering, as requested by AT&T and as described herein. This Attachment K is an integral part of the Agreement and shall be governed by the terms of the Agreement. In the event of any conflict between the terms of this Attachment and the terms of the Agreement, the terms of this Attachment shall prevail with respect to the Services provided under this Attachment K.

For purposes of this Attachment K only, the following Paragraphs in the Agreement are deleted in their entirety and replaced with the Paragraphs below:

Paragraph 1 - Statement of Work

NetSolve shall provide Services to AT&T in support of AT&T's Frame Relay Plus Service offering in accordance with the "Statement of Work," Attachments K-1, K-2, K-3, and K-4 attached hereto. Services shall be available to AT&T in the United States. Modifications to this Statement of Work and its requirements as set forth in Attachments K-1, L-2, K-3, and K-4 may be requested from time to
time by AT&T.   The pricing contained herein shall apply to Services requested or any modification, provided that the modifications requested do not require the furnishing of more material or labor by NetSolve or longer times for performance of services. NetSolve shall immediately notify AT&T's Contract Representative, in writing, of any requested modification which NetSolve reasonably believes will require an increase to the prices contained in Paragraph 4 - Payment for Services, and shall furnish the amount of such proposed increase in such writing with appropriate supporting documentation substantiating the basis for the requested price increase. Following delivery of such notice, NetSolve shall not proceed with Services with any such modification until AT&T and NetSolve Contract Representatives (as then designated and authorized) agree, in writing, to the appropriate charges.

"Orders" for Services pursuant to this Attachment K shall be sent to Netsolve via a mutually agreed upon method. Monthly recurring Service charges as further described in Paragraph 4 shall commence on the start date of Services as requested by AT&T (such date is herein defined as the "CRD") and continue for the number of months specified by AT&T on the Customer Service Order ("CSO") but in no case greater than 36 months (the "Service Term"). The agreement term for ordering Frame Relay Plus Service is set forth in Paragraph 3.

Upon expiration or termination of this Attachment K, all Services will continue to be provided through the end of each End User Service Term and will be non-cancelable by either party except as set forth in Paragraph 24 of this Attachment K.


Paragraph 2 - Contract Representative:

AT&T's Contract Representative for this Attachment K is Owen Brennan. AT&T will notify NetSolve in writing if a new Contract Representative is designated by AT&T. The effective date of this Attachment K is February 1, 1999 and it shall end on December 31, 2000.

Paragraph 3 - Term
The effective date of this Attachment K is February 1, 1999 and it shall end on December 31, 2000.
                                                                          2 of 5

                                                                    Attachment K
                                                        To Agreement No. GSA005D


Paragraph 4 - Payment for Services

For services performed by NetSolve under this Attachment K, AT&T will pay NetSolve the following:

Recurring Services
------------------

      Service Type               Network Component Type                     Price
----------------------------------------------------------------------------------------------
FRP 1                                  Visual CPE                       $*/month/unit
----------------------------------------------------------------------------------------------
FRP 2                                  Visual CPE                       $*/month/unit
----------------------------------------------------------------------------------------------
FRP 3                                  Visual CPE                       $*/month /unit
----------------------------------------------------------------------------------------------

This pricing will remain effective provided the ratio of unmanaged PVCs to managed PVCs does not exceed 1.2 to 1.

Nonrecurring Services
---------------------

      Service Type               Network Component Type                     Price
----------------------------------------------------------------------------------------------
Program Management         Visual CPE and/or Port              $*/CPE and/or Port
----------------------------------------------------------------------------------------------
Order Management           Ports with PVCs                     $*/port
----------------------------------------------------------------------------------------------
Order Management           Additional PVCs, port upgrade/no    $*/event
                           new facility
----------------------------------------------------------------------------------------------
Installation Engineering   Visual CPE and PAM                  $*/Visual unit
----------------------------------------------------------------------------------------------


Rescheduling Charges
--------------------

     AT&T agrees to pay NetSolve fees for each site that requires rescheduling. Rescheduling will be defined as any change in the Customer's Planned Installation Date (PID) that is not the result of an error by NetSolve. An order cancellation will qualify as a PID change.


     Rescheduling Fee          $75 per PID change

     Examples of events that will change a Planned Installation Date include:

     . Changes to a customer information, such as address, that causes a change in the PID
     . An AT&T subcontractor does not complete their work in sufficient time for the schedule to be kept.
     . The LEC does not complete the loop installation in sufficient time for the schedule to be kept.
     . AT&T does not complete the frame installation in sufficient time for the schedule to be kept.
     .  The End User changes the installation date.

-------------------------
* An asterisk (*) appears on this page at each place where information has been omitted. The omitted information has been filed separately with the Securities and Exchange Commission with a Request for Confidential Treatment of the omitted information.

                                                                          3 of 5

                                                                    Attachment K
                                                        To Agreement No. GSA005D


Time and Material Services
--------------------------

        . $200 per hour for on-site work (minimum 4 hours plus travel expenses if requested for on-site work); $165 per hour for time and material SERVICES done remotely. No travel expenses will apply if none are incurred by NetSolve or charged to NetSolve by its provider.

        . All Time and Material SERVICES are to be authorized in writing by AT&T prior to the actual dispatch and completion of on-site work by NetSolve or a NetSolve provider.

Paragraph 7 - Invoicing and Payment

NetSolve's invoices shall be rendered 1) upon completion of the Services, 2) monthly, sent in advance, for recurring monthly charges, or 3) at other times expressly provided for in this Attachment K, and shall be payable when the Services have been performed to the satisfaction of AT&T. NetSolve shall mail invoices referring to GSA0005D Agreement, Amendment 7 with copies of any supporting documentation required by AT&T to: Owen Brennan, 900 Route 202/206, Room 3A110E, North Bedminster, NJ 07921. Undisputed invoices shall be paid within forty-five (45) days after AT&T's receipt of the invoice.

Paragraph 24 - Termination

1) Termination of the Agreement- The provisions contained in the Original Contract as modified by Amendment 5 of the Agreement that apply to the entire Agreement shall survive the expiration or termination of the Original Contract and/or Amendment 5 and shall continue to apply to this Attachment K as if the Original Contract and Amendment 5 had not expired or been terminated, subject to AT&T's right to terminate under Paragraph 24 2) a) below.

2)  Termination of  the Agreement and/or Attachment K-

    a) In the event NetSolve shall be in breach or default of any of the terms, conditions or covenants of the Agreement, this Attachment K, or any or all Orders placed hereunder and such breach or default shall continue for a period of thirty (30) days after the giving of written notice to NetSolve thereof by AT&T, then in addition to all other rights and remedies of law or equity or otherwise (subject to the limitations in the Agreement specifically set forth in Paragraph 36 of Amendment 5 to the Agreement), AT&T shall have the right to terminate this Attachment K and/or any such Orders placed by AT&T hereunder without any charge, obligation or liability whatsoever, except as to the payment for Services already received and accepted by AT&T.

    b) This Attachment K and any or all Orders placed hereunder may be terminated by AT&T, by notice in writing:


        i) if NetSolve makes an assignment for the benefit of creditors (other than solely an assignment of moneys due); or

        ii) if NetSolve evidences an inability to pay debts as they become due, unless adequate assurance of such ability to pay is provided within thirty (30) days of such notice.

        iii) if a voluntary proceeding is commenced under an provision of the United States Bankruptcy Code by NetSolve, the Agreement, this Attachment K, and any or all Orders may be immediately terminated by AT&T;

                                                                          4 of 5

                                                                    Attachment K
                                                        To Agreement No. GSA005D

        iv) if an involuntary proceeding is commenced under an provision of the United States Bankruptcy Code against NetSolve that is not dismissed within thirty (30) days of its filing, the Agreement, this Attachment K, and any or all Orders may be immediately terminated by AT&T.

   c) This Attachment K and any or all Orders may be terminated at any time by AT&T upon twenty-four hours' written notice in the event of NetSolve's acquisition by or merger with a competitor of AT&T.


3)  Termination of Individual Orders placed pursuant to this Attachment K

   a) AT&T may terminate such Order, without charge, upon 30 days written notice if 1) AT&T's customer is dissatisfied with the Services performed by NetSolve; 2) AT&T's End User has a change in their normal course of business that impacts services, such as relocation, office closings, or moves; 3) the End User's Contract expires or is terminated; 4) the End User downgrades to a non-managed service; or 5) the End User changes to another AT&T service which does not involve NetSolve.

   b) AT&T may terminate upon thirty (30) days written notice by AT&T, at no charge, all Orders that upon expiration of the Service Term become "month to month" Orders.

   c) AT&T may terminate upon thirty (30) days written notice by AT&T, at no charge, any Order that includes modifications (as described in Paragraph 1 of this Attachment K), in the event AT&T and NetSolve are unable to agree on pricing for any modifications to the Statement Of Work. Modifications cannot apply retroactively to installed business unless AT&T and NetsSolve mutually agree.

4)   Ownership and Return of Data upon Termination

     In accordance with proprietary information or confidentiality clauses contained within the Original Contract under Paragraph 6, Competition or the Agreement, NetSolve agrees and acknowledges that all customer data {eg. (without limitation): the customer premises equipment configurations, customer database, trouble history, passwords etc.) is the property of AT&T and will be promptly conveyed and returned to AT&T in electronic format upon written notice.

Paragraph 37 - Access to AT&T Systems

AT&T agrees to provide NetSolve, at no charge, access to all AT&T internal information systems, which include provisioning and maintenance systems, which AT&T determines in its reasonable judgment to be necessary for NetSolve to effectively perform under the SOW as outlined in Attachments K-1, K-2, K-3, and K-4. If applicable, any such information shall be provided to NetSolve subject to Data Connect Agreement #197 dated April 16, 1998 and Non-Disclosure Agreement dated July 17, 1997, each between AT&T Corp. and NetSolve.

                                                                          5 of 5

                                                                  Attachment K-1
                                                        To Agreement No. GSA005D


                                 Attachment K-1

Program Management, , Order  Management, and Installation Engineering  -

Statement of Work


Service Description This Statement of Work for NetSolve's Program Management,
-------------------
Order Management, and Installation Engineering service defines the responsibilities and deliverables for AT&T and NetSolve with respect to coordinated ordering, delivery, and installation coordination of CSU/DSUs (CSU) and ports, local access, and PVCs in support of the AT&T Frame Relay Plus Service Levels 1, 2, and 3 (FRP1, FRP2, & FRP3 respectively).

The terms Network or Network Components mean all hardware and network components from the managed CSU at one location to the managed CSU at any other location, including the frame relay ports and PVCs and local access to the AT&T frame relay switch, for any locations covered by FRP1, FRP2, or FRP3 under a CSO accepted by NetSolve.


NetSolve Responsibilities

Program Management
------------------

  NetSolve will perform the following program management tasks:

  A. NetSolve will develop the NetSolve Operations Support Systems (OSS) and Performance Archive Manager (PAM) system enhancements to provide the FRP1, 2, and 3 service.

  B.   Enter required End User information in the Performance Archive Manager
       (PAM) platform based on FRP level supported

  C. Perform ongoing administrative duties, including password management, on the PAM to ensure continued customer access

  D. Interface with the End User to validate equipment and network configuration and protocol information

  E. Develop an installation schedule with the End User contact for each site based on installation intervals supplied by AT&T

  F. Provide site survey information for the End User, as required, to enable proper equipment installation

  G. Track and report systems integration and equipment installation status to AT&T and End User at times and in a format selected by NetSolve and follow up with AT&T, the equipment suppliers, and the End User to reschedule if dates are missed, or changed

  H. Conduct a post-installation review with the End User and initiate necessary corrective action

  I. NetSolve will coordinate with the appropriate groups inside AT&T to expeditiously enable an installed customer to upgrade from FRP1 to a higher FRP Service level

  J. NetSolve will provide post-installation end user moves/adds/changes (M/A/Cs) as requested by AT&T, and coordinate such activity within the guidelines of new service implementation contained herein

                                                                          1 of 4

                                                                  Attachment K-1
                                                        To Agreement No. GSA005D

Order Management
----------------

 NetSolve will perform the following order  management tasks:

  A.  Input required End User information into AT&T's Order Manager system

  B.  Input required End User information into NetSolve's OSS Management system

  C. Place order with AT&T (to be billed to End User) for the Network Components of the FRP service including the ports, local access, and PVCs

  D. Place order with AT&T for the PVC management channel(s) from each CSU to the NetSolve NMC (to be billed to End User or provided at no charge by AT&T)

  E. Verify correct circuit numbers, DLCI information, and firm order commitment dates (against End User requested date) as received from AT&T Order management system

  F.  Interface directly with mutually agreed upon AT&T systems

  G. Create, issue, manage, and maintain the IP address plan to connect the CSUs to the management tools

Installation Engineering
------------------------
 NetSolve will perform the following with respect to End User installations:

  A. NetSolve will coordinate testing of the End User premise CSU equipment with the AT&T frame relay to test for end-to-end Link Management Interface
      (LMI) connectivity of all the managed components as each site installation is completed

  B. NetSolve will turn up and verify the operational status of the OSS and Visual Networks polling and archiving systems in accordance with the FRP1, 2, and 3 services

NetSolve Reporting
------------------

  A.  NetSolve will report on the following metrics:

    1.  Number of Sites Scheduled

    2.  Number of Sites Installed

    3.  % Installed On Time to Interval

    4.  % On Time to Customer Request Date

    5.  Average Interval:

        a.  AT&T Signed Order to Installation Complete

        b.  Order to NetSolve to NetSolve Order of Services

        c.  Order to NetSolve to All Firm Order Commitment Dates Received

    6.  Jeopardy Analysis for Misses categorized by:

        a.  Customer issues

        b.  NetSolve Internal Operations

        c.  Vendor (Install, Maintenance)

        d.  Carrier (LEC and IXC) Provisioning

        e.  Non-Carrier Vendors

                                                                          2 of 4

                                                                  Attachment K-1
                                                        To Agreement No. GSA005D

 NetSolve and AT&T will mutually agree on these metrics by no later than June 30, 1999 as well as the metrics containing performance charges and or credits.


Web Reporting
-------------

  A. Provide End Users and AT&T with access to mutually agreed upon installation tracking information utilizing the installation tracking capabilities of NetSolve's web interface.

  B. Provide End Users and AT&T with access to mutually agreed upon transport inventory information utilizing the tracking capabilities of NetSolve's web interface.

  C. Provide End Users and AT&T with access to Trouble ticket status utilizing the capabilities of NetSolve's web interface

  D. Provide End Users and AT&T with access to mutually agreed upon reports utilizing the capabilities of NetSolve's web interface


Billing
-------

  A. NetSolve will either input directly to an AT&T billing system (or AT&T and NetSolve will provide a jointly developed electronic interface) in order to update AT&T of newly installed CSUs at customer locations

  B. NetSolve will either input directly to an AT&T billing system (or AT&T and NetSolve will provide a jointly developed electronic interface) in order to provide invoicing for NetSolve's billable activity to AT&T

  C. NetSolve will provide AT&T information reasonably required for AT&T to resolve billing issues with End Users.


AT&T Responsibilities

Program Management
------------------

  A. Provide NetSolve with an order document (either electronic or FAX) containing information mutually agreed to by NetSolve and AT&T

  B. Provide NetSolve the recommended equipment configurations for Network Components

  C. Provide NetSolve with Visual Networks PAM software and the appropriate hardware and operating environment at no charge

  D. Provide NetSolve with on-line access to the appropriate AT&T internal systems at no charge

  E. Provide pre-configured Visual Networks CSUs to each End User at no charge to NetSolve, and provide insurance coverage to cover risk of loss or damage while in transit or in NetSolve's possession (except that during Trial Period, AT&T or its vendor shall ship CSUs directly to the end user)

  F. Introduce to NetSolve appropriate partner contacts to allow NetSolve to escalate to these partners in the event of a possible customer satisfaction issue


Systems Integration
--------------------

 AT&T shall provide the following systems integration support:

                                                                          3 of 4

                                                                  Attachment K-1
                                                        To Agreement No. GSA005D

  A. Train the appropriate NetSolve staff (at NetSolve's location) on the AT&T internal systems to be used by NetSolve


Project Management
------------------

 AT&T shall provide the following project management support:

  A. Provide the properly configured CSUs and associated cables to each customer location to support the program

  B.  Provide necessary installation of CSUs at each customer location

  C. Manage issues pertaining to circuit installation by the local exchange carrier on an escalation basis as requested by NetSolve

  D. Provide NetSolve with site, contact (including any applicable escalation lists and off-hours contacts), and technical information reasonably required by NetSolve to perform its responsibilities

  E. Provide NetSolve with the network management transport components including PVCs, ports, circuits, and access charges at the NetSolve NMC

Billing
-------

 AT&T will manage all customer billing policies relative to the End User

End User Responsibilities

A. End User is responsible for site preparation in accordance with manufacturer's specifications

B. End User will allow access to their site for installation services, as reasonably requested

                                                                          4 of 4

                                                                  Attachment K-2
                                                        To Agreement No. GSA005D


                                 Attachment K-2

Frame Relay Plus Service-Level 1 ("FRP1") - Statement of Work


Service Description FRP1 is a network management service for frame relay data
-------------------
transport and RMON-based DSUs/CSUs supplied by Visual Networks ("DSU"). The service includes proactive monitoring of the DSU, certain defined fault identification and resolution processes, DSU software upgrade services, and reporting. These services will be provided to AT&T end user customers ("End Users") by NetSolve acting on behalf of AT&T. These services will be provided remotely from the NetSolve Network Management Center ("NMC").

The terms Network or Network Components mean all hardware and network components from the managed DSU at one location to the managed DSU at any other location, including the frame relay ports and PVCs and local access to the AT&T frame relay switch, for any locations covered by FRP1 under a CSO accepted by NetSolve.

The agreement term for ordering FRP1 is two years, with individual End User service terms of up to three years. Upon expiration of the ordering term, the agreement will remain in effect and NetSolve will continue to provide FRP1 services under all CSOs executed by AT&T and NetSolve through the expiration of the End User service term. The pricing for these services are set forth in Paragraph 4 of Attachment K.


NetSolve Responsibilities
-------------------------
 Monitoring and Fault Management
 -------------------------------

 NetSolve will perform the following Monitoring and Fault Management activities:

  A.   Provide the End User with appropriate NMC contact information.

  B. Provide 24 hour per day, 7 day per week monitoring of the End User's DSUs from the NMC. Monitoring will consist of a combination of polling and threshold alarms from the DSU. The following parameters will be set in the DSU to generate alarms:

       1.   PVC utilization and throughput

       2.   Access line utilization and throughput

  C. Upon receipt of a "Loss of LMI" alarm at the NMC from a DSU, or a call from End User indicating a network outage or performance issue, fault identification and resolution procedures will be implemented to include the following:

       1. Notify the End User within a target timeline of fifteen minutes or less from initial alarm (except where the End User has reported the outage) that an alarm has been received and that the fault identification and resolution process is being implemented

       2. Notify the End User designated contact of the outage and provide such contact with status updates

       3. Open a Trouble Ticket in NetSolve's Trouble Ticket system and initiate fault isolation procedures including:

            a. Notify End User to verify site power and operating location integrity

            b. Analyze alarm/trap log for the site to determine source of trouble

            c. Check DSU for availability and if site DSU appears functional NetSolve will:

                 i) Open a Trouble Ticket electronically in a mutually agreed upon AT&T's Ticketing system

                                                                          1 of 3

                                                                  Attachment K-2
                                                        To Agreement No. GSA005D


                 ii) Monitor the Ticketing system for updates from AT&T/LEC testing

                 iii) Upon resolution notification from the Ticketing system, test for LMI and notify the End User of service restoration

            d.   If trouble appears to be site DSU related, NetSolve will:

                 i) Utilize additional non-managed parameters available from the DSUs to assist in troubleshooting efforts and customer presentation as needed from either the NMC or AT&T Network Operations Center

                 ii) Dispatch a service technician to the End User site when necessary, and manage situation to service restoration

                 iii)  Close ticket in AT&T's Ticketing system

        D. Escalate Trouble Tickets within the NetSolve organization on a standard schedule established by NetSolve which is based upon target fault isolation and repair times. While escalation is automatic, the End User may request escalation with NetSolve at any time.

        E. When fault isolation procedures indicate a problem with non-Network Components, NetSolve will provide the End User with information gathered during the fault isolation process in an effort to aid the End User in restoring service.

        F. Store information to be mutually agreed upon (for a period of time to be mutually agreed upon) from each polled DSU in the Performance Archive Manager (PAM) system to aid in the analysis of network performance problems on an as needed basis


 Information Management and Reporting
 ------------------------------------

 NetSolve will provide the following reporting on a monthly basis, to begin following the first full month of FRP1 , for each DSU included in Network Components.

  A. End User Network Availability Report and Trouble Ticket Summary Report detailing the measured availability and recorded periods of network outage

  B.   DMOQ performance on the following metrics:

       1. Call Center Responsiveness

          a.   Number of Calls

          b.   Average Speed of Answer

          c.   Abandoned Call Rate

          d.   Average Time for Abandon Calls

     2. Operations & Fault Management

        A sample of the current Managed Router Service report is attached to demonstrate the type of reports that can be made available.

 3. NetSolve and AT&T will mutually agree on these metrics by no later than June 30, 1999 as well as the metrics containing performance charges and or credits.

 Post Installation Activities
 ----------------------------

 . NetSolve will coordinate with the appropriate groups inside AT&T to expeditiously enable an end user to upgrade from FRP1 to FRP2 Service

 . NetSolve will provide post-installation end user moves/adds/changes (M/A/Cs) as requested by AT&T, and coordinate such activity within the guidelines of new service implementation contained herein


                                                                          2 of 3

                                                                  Attachment K-2
                                                        To Agreement No. GSA005D


 Software and Firmware Control
 -----------------------------

NetSolve will perform the following with respect to Software and Firmware
Control:

  A. Remotely install software upgrades which the End User is entitled to under applicable maintenance agreements between the End User and their equipment maintenance provider, or which are provided by the manufacturer to correct defects. Upgrades requiring additional software / firmware, additional or upgraded hardware, or on-site installation will be performed at an additional fee. Software upgrades in excess of one per DSU per year will be at an additional charge to be mutually agreed upon by AT&T and NetSolve.

  B. Maintain a back-up copy of the DSU software in a management platform in the NMC for downloading or modification.


AT&T Responsibilities

Program Management
------------------
  A. Provide NetSolve the recommended equipment configurations for Network Components

  B.  Provide the network management PVCs at no charge

  C. Provide NetSolve with Visual Networks PAM software and the appropriate hardware and software operating and application systems at no charge

  D. Provide NetSolve with on-line access to the appropriate AT&T internal systems at no charge

  E. Provide the Visual Networks DSUs to each End User at no charge to NetSolve, and provide insurance coverage to cover risk of loss or damage while in transit or in NetSolve's possession

  F. Introduce to NetSolve appropriate partner contacts to allow NetSolve to escalate to these partners in the event of a possible customer satisfaction issue


End User Responsibilities
-------------------------

A. The End User is responsible for managing all non-Network Components, including the LAN or other network environment located on the local side of the DSU. If in connection with providing FRP1 services, NetSolve isolates the problem to be on the LAN side of the Network Components, an NMC engineer will consult with the End User and obtain written authorization prior to performing additional work, which will be at NetSolve's standard rates for Professional Services. In the event such work is approved and the problem is finally determined to be with a Network Component, no such additional charges will be billed to the End User.

B. The End User must provide the NMC with notice of any changes which the End User intends to make to the Network Components before such changes are made.

                                                                          3 of 3

                                                                  Attachment K-3
                                                        To Agreement No. GSA005D


                                 Attachment K-3

Frame Relay Plus Service-Level 2 ("FRP2") - Statement of Work

Service Description FRP2 is a network management service for frame relay data
-------------------
transport and RMON-based DSUs/CSUs supplied by Visual Networks ("DSU"). The service includes proactive monitoring of the DSU, certain defined fault identification and resolution processes, DSU software upgrade services, and reporting. These services will be provided to AT&T end user customers ("End Users") by NetSolve acting on behalf of AT&T. These services will be provided remotely from the NetSolve Network Management Center ("NMC").

The terms Network or Network Components mean all hardware and network components from the managed DSU at one location to the managed DSU at any other location, including the frame relay ports and PVCs and local access to the AT&T frame relay switch, for any locations covered by FRP2 under a CSO accepted by NetSolve.

The agreement term for ordering FRP2 is two years, with individual End User service terms of up to three years. Upon expiration of the ordering term, the agreement will remain in effect and NetSolve will continue to provide FRP2 services under all CSOs executed by AT&T and NetSolve through the expiration of the End User service term.

The pricing for these services are set forth in Paragraph 4 of Attachment K.

NetSolve Responsibilities
-------------------------
 Monitoring and Fault Management
 -------------------------------

 NetSolve will perform the following Monitoring and Fault Management activities:

  A.   Provide the End User with appropriate NMC contact information.

  B. Provide 24 hour per day, 7 day per week monitoring of the End User's DSUs from the NMC. Monitoring will consist of a combination of polling and threshold alarms from the DSU. The following parameters will be set in the DSU to generate alarms:

       1.   PVC utilization and throughput

       2.   Access line utilization and throughput

  C. Upon receipt of a "Loss of LMI" alarm at the NMC from a DSU, or a call from End User indicating a network outage or performance issue, fault identification and resolution procedures will be implemented to include the following:

       1. Notify the End User within a target timeline of fifteen minutes or less from initial alarm (except where the End User has reported the outage) that an alarm has been received and that the fault identification and resolution process is being implemented

       2. Notify the End User designated contact of the outage and provide such contact with status updates

       3. Open a Trouble Ticket in NetSolve's Trouble Ticket system and initiate fault isolation procedures including:

            a. Notify End User to verify site power and operating location integrity

            b. Analyze alarm/trap log for the site to determine source of trouble

            c. Check DSU for availability and if site DSU appears functional NetSolve will:

                 i) Open a Trouble Ticket electronically in a mutually agreed upon AT&T's Ticketing system

                 ii) Monitor the Ticketing system for updates from AT&T/LEC testing

                                                                          1 of 3

                                                                  Attachment K-3
                                                        To Agreement No. GSA005D


                 iii) Upon resolution notification from the Ticketing system, test for LMI and notify the End User of service restoration

            d.   If trouble appears to be site DSU related, NetSolve will:

                 i) Utilize additional non-managed parameters available from the DSUs to assist in troubleshooting efforts and customer presentation as needed from either the NMC or AT&T Network Operations Center

                 ii) Dispatch a service technician to the End User site when necessary, and manage situation to service restoration

                 iii) Close ticket in AT&T's Ticketing system

D. Escalate Trouble Tickets within the NetSolve organization on a standard schedule established by NetSolve which is based upon target fault isolation and repair times. While escalation is automatic, the End User may request escalation with NetSolve at any time.

E. When fault isolation procedures indicate a problem with non-Network Components, NetSolve will provide the End User with information gathered during the fault isolation process in an effort to aid the End User in restoring service.

F. Store information to be mutually agreed upon (for a period of time to be mutually agreed upon) from each polled DSU in the Performance Archive Manager (PAM) system to aid in the analysis of network performance problems on an as needed basis

 Reporting
 ---------
 . NetSolve will provide FRP2 customers with Web access to monthly performance and availability reports as defined by AT&T and mutually agreed.

 . NetSolve will provide report interpretation and consultation to the End User at a rate of 30 minutes per 20 FRP2 sites (in the aggregate), per month. Interpretation and consultation requirements in excess of this amount of time will be billed to AT&T by NetSolve as professional services fees.

 Information Management and Reporting
 ------------------------------------

 NetSolve will provide the following reporting on a monthly basis, to begin following the first full month of FRP2 , for each DSU included in Network Components.

  A. End User Network Availability Report and Trouble Ticket Summary Report detailing the measured availability and recorded periods of network outage

  B.   DMOQ performance on the following metrics:

       1. Call Center Responsiveness

          a.   Number of Calls

          b.   Average Speed of Answer

          c.   Abandoned Call Rate

          d.   Average Time for Abandon Calls

     2. Operations & Fault Management

        A sample of the current Managed Router Service report is attached to demonstrate the type of reports that can be made available.

     3. NetSolve and AT&T will mutually agree on these metrics by no later than June 30, 1999 as well as the metrics containing performance charges and or credits.

                                                                          2 of 3

                                                                  Attachment K-3
                                                        To Agreement No. GSA005D


 Post Installation Activities
 ----------------------------
 . NetSolve will coordinate with the appropriate groups inside AT&T to expeditiously enable an end user to upgrade from FRP1 to FRP2 Service

 . NetSolve will provide post-installation end user moves/adds/changes (M/A/Cs) as requested by AT&T, and coordinate such activity within the guidelines of new service implementation contained herein


 Software and Firmware Control
 -----------------------------

NetSolve will perform the following with respect to Software and Firmware
Control:

A. Remotely install software upgrades which the End User is entitled to under applicable maintenance agreements between the End User and their equipment maintenance provider, or which are provided by the manufacturer to correct defects. Upgrades requiring additional software / firmware, additional or upgraded hardware, or on-site installation will be performed at an additional fee. Software upgrades in excess of one per DSU per year will be at an additional charge to be mutually agreed upon by AT&T and NetSolve.

B. Maintain a back-up copy of the DSU software in a management platform in the NMC for downloading or modification.


AT&T Responsibilities

Program Management
------------------

  A. Provide NetSolve the recommended equipment configurations for Network Components

  B.  Provide the network management PVCs at no charge

  C. Provide NetSolve with Visual Networks PAM software and the appropriate hardware and software operating and application systems at no charge

  D. Provide NetSolve with on-line access to the appropriate AT&T internal systems at no charge

  E. Provide the Visual Networks DSUs to each End User at no charge to NetSolve, and provide insurance coverage to cover risk of loss or damage while in transit or in NetSolve's possession

  F. Introduce to NetSolve appropriate partner contacts to allow NetSolve to escalate to these partners in the event of a possible customer satisfaction issue


End User Responsibilities
-------------------------

A. The End User is responsible for managing all non-Network Components, including the LAN or other network environment located on the local side of the DSU. If in connection with providing FRP2 services, NetSolve isolates the problem to be on the LAN side of the Network Components, an NMC engineer will consult with the End User and obtain written authorization prior to performing additional work, which will be at NetSolve's standard rates for Professional Services. In the event such work is approved and the problem is finally determined to be with a Network Component, no such additional charges will be billed to the End User.

B. The End User must provide the NMC with notice of any changes which the End User intends to make to the Network Components before such changes are made.

                                                                          3 of 3

                                                                  Attachment K-4
                                                        To Agreement No. GSA005D


                                 Attachment K-4

Frame Relay Plus-Level 3 ("FRP3") - Statement of Work

Service Description FRP3 is a network management service for frame relay data
-------------------
transport and RMON-based CSUs/DSUs supplied by Visual Networks ("CSU"). The service includes proactive monitoring of the CSU, certain defined fault identification and resolution processes, CSU software upgrade services, and reporting. These services will be provided to AT&T end user customers ("End Users") by NetSolve acting on behalf of AT&T. These services will be provided remotely from the NetSolve Network Management Center ("NMC").

The terms Network or Network Components mean all hardware and network components from the managed CSU at one location to the managed CSU at any other location, including the frame relay ports and PVCs and local access to the AT&T frame relay switch, for any locations covered by FRP3 under a CSO accepted by NetSolve.

The agreement term for ordering FRP3 is two years, with individual End User service terms of up to three years. Upon expiration of the ordering term, the agreement will remain in effect and NetSolve will continue to provide FRP3 services under all CSOs executed by AT&T and NetSolve through the expiration of the End User service term.

The pricing for these services are set forth in Paragraph 4 of the Attachment K.

NetSolve Responsibilities
-------------------------

     Post Sales
     ----------

  A. Order the additional management PVC required from the customer site, Platform Applicable Client (PAC) location, to the NetSolve Management Center using the on-line AT&T order entry system.

  B. Provide the customer with the appropriate login information to the PAM via EMail or telephone

  C. Create the necessary connections at the NetSolve Management Center for customer's PAC routing to the PAM

  D. Provide each customer organization with up to five concurrent Level 3 host accesses (directly to the PAM)

  E. Coordinate mail delivery of the Level 3 PAC programs and instructions to the customer contact

  F. Provide the customer with the PC equipment specifications for PAC software operation and PAM access
-
     Monitoring and Fault Management
     -------------------------------

     NetSolve will perform the following Monitoring and Fault Management activities:

  A. Provide the End User with appropriate NMC contact information.

  B. Provide 24 hour per day, 7 day per week monitoring of the End User's CSUs from the NMC.

                                                                          1 of 5

                                                                  Attachment K-4
                                                        To Agreement No. GSA005D


     Monitoring will consist of a combination of polling and threshold alarms from the CSU. The following parameters will be set in the CSU to generate alarms:

       1. PVC utilization and throughput

       2. Access line utilization and throughput

     C. Upon receipt of a "Loss of LMI" alarm at the NMC from a DSU, or a call from End User indicating a network outage or performance issue, fault identification and resolution procedures will be implemented to include the following:

       1. Notify the End User within a target timeline of fifteen minutes or less from initial alarm (except where the End User has reported the outage) that an alarm has been received and that the fault identification and resolution process is being implemented

       2. Notify the End User designated contact of the outage and provide such contact with status updates

       3. Open a Trouble Ticket in NetSolve's Trouble Ticket system and initiate fault isolation procedures including:

       a. Notify End User to verify site power and operating location integrity

       b. Analyze alarm/trap log for the site to determine source of trouble

       c. Check DSU for availability and if site DSU appears functional NetSolve will:

            i. Open a Trouble Ticket electronically in a mutually agreed upon AT&T's Ticketing system

            ii.   Monitor the Ticketing system for updates from AT&T/LEC testing

            iii. Upon resolution notification from the Ticketing system, test for LMI and notify the End User of service restoration

       a. If trouble appears to be site DSU related, NetSolve will:

            i. Utilize additional non-managed parameters available from the DSUs to assist in troubleshooting efforts and customer presentation as needed from either the NMC or AT&T Network Operations Center

            ii. Dispatch a service technician to the End User site when necessary, and manage situation to service restoration

            iii.  Close ticket in AT&T's Ticketing system

  D. Escalate Trouble Tickets within the NetSolve organization on a standard schedule established by NetSolve which is based upon target fault isolation and repair times. While escalation is automatic, the End User may request escalation with NetSolve at any time.

  A. When fault isolation procedures indicate a problem with non-Network Components, NetSolve will provide the End User with information gathered during the fault isolation process in an effort to aid the End User in restoring service.


                                                                          2 of 5

                                                                  Attachment K-4
                                                        To Agreement No. GSA005D


  B. Receive trouble calls from customers regarding access issues to the PAM:

       1. Open trouble ticket

       2. Provide initial trouble isolation to determine if the fault is in the AT&T network/local loop, or customer network

       3. Follow standard fault resolution procedures within this document for AT&T network/local loop troubles

       4. If the AT&T network/loop is operational, refer trouble to customer for local network diagnosis

       5. If the fault appears to be application related, NetSolve will refer the customer to the Application Help Desk (Visual Networks), operating between 7AM-7PM CT, Monday-Friday.

  G. Store information to be mutually agreed upon (for a period of time to be mutually agreed upon) from each polled CSU in the PAM system to aid in the analysis of network performance problems on an as needed basis

  Reporting
  ---------

  A. NetSolve will provide FRP3 customers with Web access to monthly performance and availability reports as defined by AT&T and mutually agreed.

  B. NetSolve will provide report explanation to the End User at a rate of 30 minutes per 20 FRP3 sites (in the aggregate), per month. Interpretation and consultation requirements in excess of this amount of time will be billed to AT&T by NetSolve as professional services fees.

     Information Management and Reporting
     ------------------------------------

  NetSolve will provide the following reporting on a monthly basis, to begin following the first full month of FRP3 , for each CSU included in Network Components.

  A. End User Network Availability Report and Trouble Ticket Summary Report detailing the measured availability and recorded periods of network outage

  B. DMOQ performance on the following metrics:

       1. Call Center Responsiveness

       a. Number of Calls

       b. Average Speed of Answer

       c. Abandoned Call Rate

       d. Average Time for Abandon Calls

                                                                          3 of 5

                                                                  Attachment K-4
                                                        To Agreement No. GSA005D


       2.  Operations & Fault Management

       A sample of the current Managed Router Service report is attached to demonstrate the type of reports that can be made available.

       3. NetSolve and AT&T will mutually agree on these metrics by no later than June 30, 1999 as well as the metrics containing performance charges and or credits.

     Post Installation Activities
     ----------------------------

  A. NetSolve will coordinate with the appropriate groups inside AT&T to expeditiously enable an end user to upgrade from FRP1 to FRP3 Service

  B. NetSolve will provide post-installation end user moves/adds/changes (M/A/Cs) as requested by AT&T, and coordinate such activity within the guidelines of new service implementation contained herein

     Software and Firmware Control
     -----------------------------

NetSolve will perform the following with respect to Software and Firmware
Control:

  A. Remotely install software upgrades which the End User is entitled to under applicable maintenance agreements between the End User and their equipment maintenance provider, or which are provided by the manufacturer to correct defects. Upgrades requiring additional software / firmware, additional or upgraded hardware, or on-site installation will be performed at an additional fee. Software upgrades in excess of one per CSU per year will be at an additional charge to be mutually agreed upon by AT&T and NetSolve.

  B. Maintain a back-up copy of the CSU software in a management platform in the NMC for downloading or modification.

AT&T Responsibilities

Program Management
------------------

  A. Provide NetSolve the recommended equipment configurations for Network Components

  B. Provide the network management PVCs at no charge

  C. Provide NetSolve with Visual Networks PAM software and the appropriate hardware and software operating and application systems at no charge

  D. Provide NetSolve with the current version of Visual Networks PAC software at no charge

  E. Provide sufficient supply of PAC software for end user distribution by Visual Networks

  F. Provide customer and NetSolve training on PAC software use

  G. Provide NetSolve with on-line access to the appropriate AT&T internal systems at no charge

  H. Provide the Visual Networks CSUs to each End User at no charge to NetSolve, and provide insurance coverage to cover risk of loss or damage while in transit or in NetSolve's possession

                                                                          4 of 5

                                                                  Attachment K-4
                                                        To Agreement No. GSA005D


  I. Introduce to NetSolve appropriate partner contacts to allow NetSolve to escalate to these partners in the event of a possible customer satisfaction issue

End User Responsibilities
-------------------------

  A. The End User is responsible for managing all non-Network Components, including the LAN or other network environment located on the local side of the CSU. If in connection with providing FRP3 services, NetSolve isolates the problem to be on the LAN side of the Network Components, an NMC engineer will consult with the End User and obtain written authorization prior to performing additional work, which will be at NetSolve's standard rates for Professional Services. In the event such work is approved and the problem is finally determined to be with a Network Component, no such additional charges will be billed to the End User.

  B. Provide, install, and configure the necessary local network equipment (i.e. router, FRAD, etc.), to gain access to the PAM via the appropriate management PVC

  C. Provide and install the PC equipment necessary for operating the PAC software in accordance with the manufacturers specification

  D. Install the PAC software on the customer provided PC(s)

  E. The End User must provide the NMC with notice of any changes which the End User intends to make to the Network Components before such changes are made.


                                                                          5 of 5

                                                                 Amendment No. 8


The Contract Services Agreement effective August 1, 1995, between NetSolve, Incorporated ("NetSolve") and AT&T Corp. ("AT&T") as heretofore modified by Amendment Number 5 (collectively the "Agreement") is further amended by Amendment 8 as follows effective as of February 1, 1999:


    1) Attachment L ---- entitled "AT&T Inverse Multiplexing Service" is hereby added and by this reference made part of this Agreement.



ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

NETSOLVE, INCORPORATED                                 AT&T CORP.

By:                       [Craig Tysdal]               By:               [Priscilla A. Taylor]
              ---------------------------------------              ----------------------------------

Signature:         [Signature of Craig Tysdal]         Signature:  [Signature of Priscilla A. Taylor]
              ---------------------------------------              ----------------------------------

Title:        [President and Chief Executive Officer]  Title:                 [Manager - SMD]
              ---------------------------------------              ----------------------------------

Date:                      [2/4/99]                    Date:                    [2/11/99]
              ---------------------------------------              ----------------------------------

                                                                          1 of 5

                                                                    Attachment L
                                                        To Agreement No. GSA005D


                                  ATTACHMENT L

                      AT&T  Inverse Multiplexing Services


This Attachment for Contract Services ("Attachment L") to the Agreement covers IMA Implementation and Management Services ("Services") that NetSolve shall provide to AT&T in support of AT&T's IMA Service offering, as requested by AT&T and as described herein. This Attachment L is an integral part of the Agreement and shall be governed by the terms of the Agreement. In the event of any conflict between the terms of this Attachment and the terms of the Agreement, the terms of this Attachment shall prevail with respect to the Services provided under this Attachment L.

For purposes of this Attachment L only, the following Paragraphs in the Agreement are deleted in their entirety and replaced with the Paragraphs below:

Paragraph 1 - Statement of Work

NetSolve shall provide Services to AT&T in support of AT&T's IMA Service offering in accordance with the "Statement of Work," Attachment L-1 attached hereto. Services shall be available to AT&T in the United States.
Modifications to this Statement of Work and its requirements as set forth in Attachments K-1 may be requested from time to time by AT&T without the need for a formal amendment to Attachment L-1. The pricing contained herein shall apply to Services requested or any modification, provided that the modifications requested do not require the furnishing of more material or labor by NetSolve or longer times for performance of services. NetSolve shall immediately notify AT&T's Contract Representative, in writing, of any requested modification which NetSolve reasonably believes will require an increase to the prices contained in Paragraph 4 - Payment for Services, and shall furnish the amount of such proposed increase in such writing with appropriate supporting documentation substantiating the basis for the requested price increase. Following delivery of such notice, NetSolve shall not proceed with Services with any such modification until AT&T and NetSolve Contract Representatives (as then designated and authorized) agree, in writing, to the appropriate charges.

This Attachment L shall expire upon the end of the term set forth in Paragraph 3- Term of this Attachment L and shall be non-cancelable by either party except as set forth in Paragraph 24 of this Attachment L.


Paragraph 2 - Contract Representative:
AT&T's Contract Representative for this Attachment L is Timothy M. Halpin. AT&T will notify NetSolve in writing if a new Contract Representative is designated by AT&T.

Paragraph 3 - Term
The effective date of this Attachment L is February 1, 1999 and it shall end on December 31, 1999.

                                                                          2 of 5

                                                                    Attachment L
                                                        To Agreement No. GSA005D


Paragraph 4 - Payment for Services

For services performed by NetSolve under this Attachment L, AT&T will pay NetSolve the following:

Recurring Services
------------------

Service Type                              Network Component Type                       Price
-----------------------------------------------------------------------------------------------------------
Configuration Management            Kentrox ACC2                        $*/month/unit
Infrastructure Management
Monitoring and Fault Management
Software Management
Reporting
-----------------------------------------------------------------------------------------------------------
Maintenance Services                Kentrox ACC2                        The current manufacturer's List
                                                                        Price at time of receipt of the
                                                                        order from AT&T.
-----------------------------------------------------------------------------------------------------------
Fault Management                    Unmanaged PVCs or equivalents       $*/month/PVC
Warm Hand Off
-----------------------------------------------------------------------------------------------------------
Configuration Management            AUSM Shelf in Stratacom BPX         $*/month for up to 200 T1 customer
Monitoring and                                                          ports
Fault Management
Reporting
-----------------------------------------------------------------------------------------------------------

Nonrecurring Services
---------------------

        Service Type             Network Component Type                 Price
-----------------------------------------------------------------------------------------
Project Management and                                      Included in T1 charge
Order Management              Kentrox ACC2
-----------------------------------------------------------------------------------------
Inventory Management          Kentrox ACC2                  No charge
-----------------------------------------------------------------------------------------
Staging Management            Kentrox ACC2                  $*/unit
-----------------------------------------------------------------------------------------
Installation Management       Kentrox ACC2                  $*/unit during PPM
                                                            $*/unit outside PPM
-----------------------------------------------------------------------------------------
On site Installation          Kentrox ACC2                  The current manufacturer's
                                                            List Price at time of
                                                            receipt of the order from
                                                            AT&T.
-----------------------------------------------------------------------------------------
Project Management  and
Order Management              T1s with Kentrox ACC2         $*/T1
-----------------------------------------------------------------------------------------
Project Management            Non IMA Ports and PVCs        $*/port
-----------------------------------------------------------------------------------------
Order Management              Non IMA Ports and PVCs        $*/port
-----------------------------------------------------------------------------------------
                              Non IMA Ports and PVCs
Port Upgrade                  No new facilities required    $*/event
-----------------------------------------------------------------------------------------

PPM = NetSolve is a 24X7 operation. Our primary period of maintenance (PPM) for installations only is 7AM to 7PM CST Monday through Friday excluding holidays. The current quote for on site installation charges is uplifted by 50% for installs outside of a 8AM to 5PM local time window as well.

----------------------
* An asterisk (*) appears on this page at each place where information has been omitted. The omitted information has been filed separately with the Securities and Exchange Commission with a Request for Confidential Treatment of the omitted information.


                                                                          3 of 5

                                                                    Attachment L
                                                        To Agreement No. GSA005D


Project Initiation Fees
-----------------------

NetSolve will be required to modify and add new systems, processes, and tools in order to support this service. The one time charge for implementing this project is $*. NetSolve shall prepare and deliver to AT&T within a reasonable time after the effective date of this Attachment L, a detailed schedule listing the services and equipment provided by NetSolve in implementing this project for this one-time fee of $*.


Rescheduling Charges
--------------------

AT&T agrees to pay NetSolve its standard rescheduling fees for each site that requires rescheduling with less than seven (7) days advance notice (except that no charges will be assessed for the first such rescheduling of each site) provided that NetSolve is not billed by an installation subcontractor for a reschedule. If NetSolve is billed, then NetSolve's rescheduling fee will be increased by the amount of said bill.


       Standard Rescheduling Fee      $50 per site


Time and Material Services
--------------------------

    . $200 per hour for on-site work (minimum 4 hours plus travel expenses if requested for on-site work); $165 per hour for time and material SERVICES done remotely. No travel expenses will apply if none are incurred by NetSolve or charged to NetSolve by its provider.

    . All Time and Material SERVICES are to be authorized in writing by AT&T prior to the actual dispatch and completion of on-site work by NetSolve or a NetSolve provider.

Paragraph 7 - Invoicing and Payment

NetSolve's invoices shall be rendered 1) upon completion of the Services, 2) monthly, sent in advance, for recurring monthly charges, or 3) at other times expressly provided for in this Attachment L, and shall be payable when the Services have been performed to the satisfaction of AT&T. NetSolve shall mail invoices referring to GSA005D Agreement, Amendment 8 with copies of any supporting documentation required by AT&T to: Mr. Timothy M. Halpin, 900 Route 202/206N, P.O. Box 752, Bedminster, N.J. 07921-0752. Undisputed invoices shall be paid within forty-five (45) days after AT&T's receipt of the invoice.

Paragraph 24 - Termination

1) Termination of the Agreement- The provisions contained in the Original Contract as modified by Amendment 5 of the Agreement that apply to the entire Agreement shall survive the expiration or termination of the Original Contract and/or Amendment 5 and shall continue to apply to this Attachment L as if the Original Contract and Amendment 5 had not expired or been terminated, subject to AT&T's right to terminate under Paragraph 24 2)
     a) below.

2)   Termination of this Attachment L  -

------------------
*An asterisk (*) appears on this page at each place where information has been omitted. The omitted information has been filed separately with the Securities and Exchange Commission with a Request for Confidential Treatment of the omitted information.

                                                                          4 of 5

                                                                    Attachment L
                                                        To Agreement No. GSA005D


  a) In the event NetSolve shall be in breach or default of any of the terms, conditions or covenants of the Agreement, this Attachment L, or any or all Orders placed hereunder and such breach or default shall continue for a period of thirty (30) days after the giving of written notice to NetSolve thereof by AT&T, then in addition to all other rights and remedies of law or equity or otherwise (subject to the limitations in the Agreement specifically set forth in Paragraph 36 of Amendment 5 to the Agreement), AT&T shall have the right to terminate this Attachment L and/or any such Orders placed by AT&T hereunder without any charge, obligation or liability whatsoever, except as to the payment for Services already received and accepted by AT&T.

  b) This Attachment L and any or all Orders placed hereunder may be terminated by AT&T, by notice in writing:

     i) if NetSolve makes an assignment for the benefit of creditors (other than solely an assignment of moneys due); or

     ii) if NetSolve evidences an inability to pay debts as they become due, unless adequate assurance of such ability to pay is provided within thirty (30) days of such notice.

     iii) if a voluntary proceeding is commenced under an provision of the United States Bankruptcy Code by NetSolve, the Agreement, this Attachment L, and any or all Orders may be immediately terminated by AT&T;

     iv) if an involuntary proceeding is commenced under an provision of the United States Bankruptcy Code against NetSolve that is not dismissed within thirty (30) days of its filing, the Agreement, this Attachment L, and any or all Orders may be immediately terminated by AT&T.

  c) This Attachment L and any or all Orders may be terminated at any time by AT&T upon twenty-four hours' written notice in the event of NetSolve's acquisition by or merger with a competitor of AT&T.

3)  Termination of Individual Orders placed pursuant to this Attachment L

    a) a) AT&T may terminate such Order, without charge, upon 30 days written notice if 1) AT&T's customer is dissatisfied with the Services performed by NetSolve; 2) AT&T's End User has a change in their normal course of business that impacts services, such as relocation, office closings, or moves; 3) the End User's Contract expires or is terminated; 4) the End User downgrades to a non-managed service; or 5) the End User changes to another AT&T service which does not involve NetSolve.

    b) AT&T may terminate upon thirty (30) days written notice by AT&T, at no charge, any Order that includes modifications (as described in Paragraph 1 of this Attachment L), in the event AT&T and NetSolve are unable to agree on pricing for any modifications to the Statement Of Work.

Paragraph 37 - Access to AT&T Systems

AT&T agrees to provide NetSolve, at no charge, access to all AT&T internal information systems, which include provisioning and maintenance systems, which AT&T determines in its reasonable judgment to be necessary for NetSolve to effectively perform under the SOW as outlined in Attachments K-1, K-2, K-3, and K-4. If applicable, any such information shall be provided to NetSolve subject to Data Connect Agreement #197 dated April 16, 1998 and Non-Disclosure Agreement dated July 17, 1997, each between AT&T Corp. and NetSolve.

                                                                          5 of 5

                                                                    Attachment L
                                                        To Agreement No. GSA005D


Statement of Work for AT&T IMA Management Service

Service Description
-------------------

IMA Management Service is a set of installation, implementation, and life cycle management services which allow AT&T to quickly provide High Speed Packet Services. The service is designed to provide capabilities including equipment engineering, design validation, ordering, provisioning, project management, installation, life cycle management, reporting, quality validation, and documentation.

The services described in this Statement of Work ("SOW") will be performed with respect to the Network Components in Table 1 where indicated by an `x' at the intersection of the Service Element and Network Component. The pricing for each Service Element is set forth in Paragraph 4 of Attachment L.


   Table 1

                                                           Network Components
                               ------------------------------------------------------------------------
                                   Stratacom / Cisco            Customer                Kentrox
Service Element                       AUSM Switch             Ports / PVCs                CPE
=======================================================================================================
Project Management                                                 X                       X
-------------------------------------------------------------------------------------------------------
Order Management                                                   X                       X
-------------------------------------------------------------------------------------------------------
Inventory Management                                                                       X
-------------------------------------------------------------------------------------------------------
Staging Management                                                                         X
-------------------------------------------------------------------------------------------------------
Installation Management                    X                       X                       X
-------------------------------------------------------------------------------------------------------
On-Site Installation                                                                       X
-------------------------------------------------------------------------------------------------------
Configuration Management                   X                                               X
-------------------------------------------------------------------------------------------------------
Infrastructure Management                                                                  X
-------------------------------------------------------------------------------------------------------
Monitoring and                             X                       X                       X
Fault Management
-------------------------------------------------------------------------------------------------------
Software Management                                                                        X
-------------------------------------------------------------------------------------------------------
Reporting                                                                                  X
-------------------------------------------------------------------------------------------------------


NetSolve Responsibilities

NetSolve will perform the tasks described under each Service Element below. Any significant tasks or responsibilities not described will be the responsibility of AT&T or AT&T's customer (the "End User").

Project Management
------------------

  The tasks defined below apply to orders for new service as well as for adds, moves and changes to existing service.

  A. Review Orders received from AT&T and request additional information or clarification where required. Notify AT&T upon receipt of all information required to begin processing.

  B. For each site contained on an Order, contact the End User and develop an installation schedule based upon the End User's requirements and the installation intervals of AT&T, AT&T's other vendors, End User's other vendors and NetSolve (as mutually agreed by AT&T and NetSolve from time to time).

  C. Include End User contact information provided by AT&T in Operations Support System ("OSS").

                                                                    Attachment L
                                                        To Agreement No. GSA005D

  D. Provide the End User with any installation guidelines or information necessary to successfully complete the installation.

  E. Schedule on-site installations with AT&T's vendor and enter scheduling information in NetSolve's Operations Support System ("OSS"). Enter other scheduling information (e.g., transport installation dates) in OSS as mutually agreed.

  F. Provide End Users with access to mutually agreed upon installation tracking information utilizing the installation tracking capabilities of NetSolve's web interface.

  G. Notify End Users, the Customer Premise Equipment ("CPE") installation vendor, and applicable NetSolve organizations regarding provisioning and CPE installation issues with under an agreed to schedule.

  H. Conduct post-installation interview with End User to determine any corrective actions required and implement identified actions or notify AT&T to take actions with respect to issues related to AT&T's responsibilities.

  I. Notify and coordinate with End User for network related changes that may impact their service.

  J. Provide AT&T with a quote for any services or equipment that is not part of the standard service description.


Order Management
----------------

  A. Place information from Orders for network and equipment components into AT&T's ordering systems as mutually agreed.

  B. Update OSS with circuit number and DLCI information, and firm order commitment dates (against End User requested dates) from AT&T's order management systems.

  C. Track and report systems integration status to the End Users or vendor in a format selected by NetSolve and follow-up with the appropriate parties to reschedule if dates are missed or change.


Inventory Management
--------------------

  A. Place orders with AT&T's equipment vendor based upon lead times and forecasted installation volumes by equipment type as provided by AT&T.

  B. Receive and store equipment ordered by NetSolve and maintain perpetual inventory records of the quantities of such equipment.

  C. Install optional equipment components in main chassis against requirement per Orders. Ship completed units to End User site or other location specified by AT&T, in either case at AT&T's expense.

  D. Reconcile perpetual inventory records to physical counts on a bimonthly basis and report ending unit balances to AT&T.


Staging Management
------------------

  A. Configure (hardware and software user-configurable settings) and perform self-test operability of the assembled equipment components.

  B. Order onsite maintenance from the on-site maintenance provider mutually agreed to by AT&T.


Installation Management
-----------------------

  A. Notify AT&T, AT&T's designated on-site installation vendor, and the End User of installation dates utilizing the installation tracking capabilities of NetSolve's web interface.

                                                                          2 of 6

                                                                    Attachment L
                                                        To Agreement No. GSA005D

  B. Supervise the installation, configuration and test connectivity of Network Components at each location to the End User's wide area network and to the NetSolve-designated NetSolve Network Management Center ("NMC"). Initiate corrective actions to resolve any physical and logical connectivity issues, including dispatching appropriate on-site vendors as required.

  C. Enter CPE configuration information in OSS or other NetSolve database or management tools.


Configuration Management
------------------------

  A.  Develop and implement mutually agreed to addressing plans.

  B. Configure network and management systems connectivity for End User's IMA network.

  C. Provide ongoing management of configuration changes for adds, moves, and changes


Performance Management
----------------------

  A. Develop a model for network performance. Monitor actual performance parameters and recommend model or configuration changes needed to achieve specified performance standards.

  B. When mutually agreed, conduct interoperability testing to determine service and management compatibility issues of AT&T-specified CPE units according to test plans and scripts previously developed or specified by AT&T. NetSolve's charges for this work will be at NetSolve's standard Professional Services rates.


Infrastructure Management
-------------------------

  A.  Receive, install, and configure Kentrox element managers.

  B. Operate the element managers, including backups of configuration and data mutually agreed upon.


Monitoring and Fault Management
-------------------------------

  A.  Support End Users as their primary interface for operational issues.

  B.  Provide the designated End User contact with NMC contact information.

  C. Provide 24 hours per day, 7 days per week monitoring of End User physical and logical networks from the NMC.

  D. Upon receipt of an alarm at the NMC, or a call from the End User indicating a network outage or performance issue with a Network Component, NetSolve will take the following actions:

      1. Open a Trouble Ticket and initiate fault isolation procedures. All reasonable efforts will be taken to restore service expeditiously.

      2. Notify the End User designated contact of the outage and provide with periodic status updates and provide End User with access to Trouble Ticket status utilizing the capabilities of NetSolve's web interface.

      3. Escalate Trouble Tickets within the NetSolve organization on a standard schedule established by NetSolve which is based upon target fault isolation and repair times. While escalation is automatic, End User may request escalation with NetSolve at any time.

      4. Escalate problems within AT&T and End User organizations according to a mutually agreed schedule.

      5. Upon isolation of the fault, NetSolve will dispatch the appropriate service entity (End User's carrier or End User- or AT&T-designated equipment maintenance provider).

      6.   Close maintenance issues with End Users to their satisfaction.


                                                                          3 of 6

                                                                    Attachment L
                                                        To Agreement No. GSA005D

      7. When fault isolation procedures indicate a problem with non-Network Components, NetSolve will provide End User with information gathered during the fault isolation process in an effort to aid End User in restoring service. If the information is sufficient to open a ticket using AT&T's automated systems, NetSolve will open this ticket at the customer's option. (This procedure is called a Warm Hand Off).


Software Management
-------------------

  A. Remotely install up to one network-wide software upgrade annually to which the End User is entitled under application CPE maintenance agreements or which is provided by the CPE manufacturer to correct defects.

  B. Maintain a repository of the current software configurations for applicable Network Components.

  C. Download software configurations to Network Components as required to restore any failed or lost software loads.


Reporting
---------

  A. NetSolve and AT&T will use their best efforts to mutually agree on DMOQs (Direct Measures of Quality) by no later than June 30, 1999 as well as DMOQs containing performance charges and/or credits.

  B. Monthly provide mutually agreed reports on NetSolve's activities demonstrating NetSolve's performance to mutually agreed upon DMOQs.

  C. Bimonthly provide the results of the reconciliation of perpetual inventory records to physical counts

  D.  Monthly report on units received and shipped.

  E. Monthly provide billing information in a mutually agreed format on new installations (including moves, adds and changes) and other billable activities.

  F. On request provide information reasonably required to resolve billing issues.

AT&T Responsibilities

The tasks included in this section are the responsibility of the AT&T or the AT&T's End User. In the event the End User fails to perform its responsibilities, AT&T shall perform those responsibilities on End User's behalf or, failing that, shall excuse any failure of NetSolve to perform its responsibilities to the extent caused by AT&T and / or End User's failure. Any such failure by AT&T or End User will not reduce the charges by NetSolve for the affected services, even if NetSolve is unable to perform the services.


Project Management
------------------

  A. Submit Orders to NetSolve in a mutually agreed upon format. Submitted orders must contain all information mutually agreed as necessary for NetSolve to perform its responsibilities under this SOW.

  B.  Provide End User contact information to NetSolve.

  C. Notify NetSolve of the dates of all AT&T installation activities necessary for NetSolve to perform its services or enter such dates directly into NetSolve's systems utilizing the capabilities of NetSolve's web interface.


                                                                          4 of 6

                                                                    Attachment L
                                                        To Agreement No. GSA005D


Inventory Management
--------------------

  A. Provide NetSolve with all contact and other information necessary for NetSolve to place orders with AT&T's equipment vendors and provide those vendors with any communications required in order for them to accept such orders.

  B. If NetSolve is not allowed to order from AT&T vendors, then AT&T will place the orders.

  C. AT&T, AT&T's CPE vendor, or the End User is responsible for shipping charges for all CPE.


Staging Management
------------------

  A. Provide NetSolve with all contact and other information necessary for NetSolve to place orders with AT&T's CPE maintenance vendors and provide those vendors with any communications required in order for them to accept such orders.


Installation Management
-----------------------
  A. Notify NetSolve of the dates of all AT&T installation activities necessary for NetSolve to perform its services.

  B. Provide installation services and / or spare parts for all central office based network components.


Performance Management
----------------------
  A. Provide NetSolve with access to AT&T's systems or Network Components and tools as necessary for NetSolve to perform the services.


Infrastructure Management
-------------------------
  A. Provide element managers (hardware and software) required for the Kentrox production platform management.

  B. Provide maintenance services and / or spare parts for management systems, and backup management systems, as required.

  C. Provide maintenance services and / or spare parts for all central office based network components.

  D.  Test network components as system components to verify suitability.

  E. Provide NetSolve the recommended equipment configurations, scripts, and training for Network Components at no charge.

  F. Provide NetSolve with on-line access to and training for the appropriate AT&T internal systems at no charge.

  G. Introduce to NetSolve appropriate contacts, both internally and with partners, to allow NetSolve to escalate in the event of a possible End User satisfaction issue.

  H. Develop overall IMA design, and provide NetSolve with schematic and PVC end points.

  I.  Provide engineering rules for configuring IMA.


Monitoring and Fault Management
-------------------------------

  A. Resolve network, frame network, / FR interconnect, or or FR access problems.

  B.  Provide access to AT&T internal systems for fault resolution at no charge.


                                                                          5 of 6

                                                                    Attachment L
                                                        To Agreement No. GSA005D


Software Management
-------------------
  A. Provide NetSolve with authorized copies of software which AT&T requests NetSolve to install on End User or AT&T Network Components.


General
-------
  A. AT&T or End User is responsible for managing all network elements that are not a part of Network Components. If, while performing its management services, NetSolve isolates issues beyond Network Components, a NetSolve network engineer will consult with the AT&T and obtain written authorization prior to performing additional work, which will be at NetSolve's standard rates for Professional Services. In the event such work is approved and the problem is finally determined to be with a Network Component, no such additional amounts will be charged to AT&T.

  B. The End User must provide a 1FB phone line, or dedicated PBX extension with DID capability, prior to the install date at each site covered by NetSolve's services hereunder to allow dial-in access by NMC personnel. These lines must be connected to a dial modem provided by the End User.

  C. The End User and/or AT&T must provide NetSolve with notice of any changes which are intended to be made to the Network Components before such changes are made.

  D. End User is responsible for managing the "non-IMA" network environment, defined as equipment and services located on the End User side of the demarc.

  E. It is recommended that End User at all times have maintenance coverage for all CPE equipment included in network components. NetSolve recommends that central sites have a minimum of 7x24 coverage with a four hour response. NetSolve will work with End User to develop alternative maintenance strategies if desired (on-site spares, e.g.).

  F. For optimal service, NetSolve recommends that the End User obtain registered IP addresses for applicable network components or agree to use unregistered IP addresses assigned by NetSolve. Secondary addressing support is also available, but reduces NetSolve's troubleshooting abilities.

  G. The End User and/or must purchase an in-band management channel to NetSolve to monitor CPE IMA.


                                                                          6 of 6

                                                                     Amendment 9
                                                        To Agreement No. GSA005D



                                                                 Amendment No. 9


The Contract Services Agreement effective August 1, 1995, between NetSolve, Incorporated ("NetSolve") and AT&T Corp. ("AT&T") ("Original Contract") as heretofore modified by Amendment Number 5 (collectively the "GSA005D Agreement" or "Agreement") is further amended by this Amendment No. 9 as follows effective as of April 5, 1999:


1) Attachment M, attached hereto, entitled "AT&T IP Enhanced Frame Relay ("IPFR") Services" is hereby incorporated as part of the Agreement.



ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT REMAIN UNCHANGED.

                     NETSOLVE, INCORPORATED                                    AT&T CORP.

By:                       [Craig Tysdal]               By:               [Priscilla A. Taylor]
              ---------------------------------------              ----------------------------------

Signature:    [Signature of Craig Tysdal]              Signature:  [Signature of Priscilla A. Taylor]
              ---------------------------------------              ----------------------------------

Title:        [President and Chief Executive Officer]  Title:      [Manager ]
              ---------------------------------------              ----------------------------------

Date:                                       [5/14/99]  Date:                                [5/18/99]
              ---------------------------------------              ----------------------------------

                                                                          1 of 6

                                                                    Attachment M
                                                        To Agreement No. GSA005D


                                  ATTACHMENT M
                 AT&T  IP Enhanced Frame Relay (IPFR)  Services


This Attachment for Contract Services ("Attachment M")") to the Agreement covers AT&T IPFR Implementation and Management Services ("Services") that NetSolve shall provide to AT&T in support of AT&T's IPFR Service offering, as requested by AT&T and as described herein. This Attachment M is an integral part of the Agreement and shall be governed by the terms of the Agreement. In the event of any conflict between the terms of this Attachment and the terms of the Agreement, the terms of this Attachment shall prevail with respect to the Services provided under this Attachment .M.

For purposes of this Attachment M only the following Paragraphs in the Agreement are deleted in their entirety and replaced with the Paragraphs below:

Paragraph 1 - Statement of Work

NetSolve shall provide Services to AT&T in support of AT&T's IPFR Service offering in accordance with the "Statement of Work," Attachment M-1 attached hereto. Services shall be available to AT&T in the United States.
Modifications to this Statement of Work and its requirements as set forth in Attachment M-1 may be requested from time to time by AT&T. The pricing contained herein shall apply to Services requested or any modification, provided that the modifications requested do not require the furnishing of more material or labor by NetSolve or longer times for performance of services. NetSolve shall immediately notify AT&T's Contract Representative, in writing, of any requested modification which NetSolve reasonably believes will require an increase to the prices contained in Paragraph 4 - Payment for Services, and shall furnish the amount of such proposed increase in such writing with appropriate supporting documentation substantiating the basis for the requested price increase. Following delivery of such notice, NetSolve shall not proceed with Services with any such modification until AT&T and NetSolve Contract Representatives (as then designated and authorized) agree, in writing, to the appropriate charges.

"Orders" for Services pursuant to this Attachment M shall be sent to NetSolve via a mutually agreed upon method. Monthly recurring Service charges as further described in Paragraph 4 shall commence on the start date of Services as requested by AT&T (such date is herein defined as the "CRD") and continue for the number of months specified by AT&T on the order from AT&T to NetSolve, but in no case greater than 36 months (the "Service Term"). The agreement term for ordering IPFR Service is set forth in Paragraph 3.


Paragraph 2 - Contract Representative:

AT&T's Contract Representative for this Attachment is Tim Halpin. AT&T will notify NetSolve in writing if a new Contract Representative is designated by AT&T.


Paragraph 3 - Term

The effective date of this Attachment M is April 5, 1999 and it shall end on April 4, 2000. At AT&T's option, this Attachment M and the Agreement shall continue in effect for a maximum term of one year following the expiration of this Attachment M with respect to individual End User service terms which extend beyond the term of this Attachment M. AT&T shall have the right to exercise this option provided that AT&T and NetSolve mutually and reasonably agree that service levels with respect to such individual end users remain substantially the same as set forth in Attachment M-1. AT&T shall notify NetSolve in writing of each individual End User service term that shall be extended hereunder and such extended individual End User service term(s) shall convert to a "month to month" service term(s) which shall be cancelable by AT&T under Paragraph 24
subsection 3 (d).   NetSolve shall retain network management and monitoring
capabilities and responsibilities as stated in Attachment M-1 hereto for individual End Users that NetSolve continues to service pursuant to AT&T's exercise of its option to extend this

                                                                          2 of 6

                                                                    Attachment M
                                                        To Agreement No. GSA005D


Attachment M and the Agreement with respect to individual End User service terms which extend beyond the term of this Attachment M as set forth above.

Paragraph 4 - Payment for Services

For services performed by NetSolve under this Attachment M, AT&T will pay NetSolve the following:


Recurring Services
------------------

           Service Type                   Network Component Type                       Price
-----------------------------------------------------------------------------------------------------------
Configuration Management             access line (with Visual  CPE),    Price is covered under Frame Relay
Infrastructure Management                ports, and managed PVCs           Plus pricing as specified in
Monitoring and Fault Management                                          paragraph 4 of Attachment K to
Software Management                                                           this Agreement GSA005D
Reporting
-----------------------------------------------------------------------------------------------------------
Monitoring and Fault Management     access line (without Visual CPE),           $*/month/unit plus
Reporting                              ports and unmanaged PVCs or            $*/month/unmanaged PVC
                                               equivalents
-----------------------------------------------------------------------------------------------------------
Infrastructure Management              IPFR trial and CI  backbone        $*/month for 3 PER IPFR , 3 TSC
Monitoring and                                   network                    and 3 BPX "Trial Network";
Fault Management                                                          additional PERs, TSCs and BPXs
Reporting                                                                will be managed for $*  per month
-----------------------------------------------------------------------------------------------------------


This pricing will remain effective provided the ratio of unmanaged PVCs to managed PVCs does not exceed 1.2 to 1.

Nonrecurring Services
---------------------

Note:  If End User Site is an existing Frame Plus End User Site there will be no
-------
duplicate charges for provisioning of Frame Relay Plus components used for IPFR.

      Service Type               Network Component Type                     Price
----------------------------------------------------------------------------------------------
Program Management         Visual CPE and/or Port              $*/CPE and/or Port
                           (Non-Frame Plus Service)
----------------------------------------------------------------------------------------------
Order Management           Ports with PVCs                     $*/port
----------------------------------------------------------------------------------------------
Order Management           Additional PVCs, existing port      $*/event
                           upgrade/no new facility if
                           ordered by NetSolve
----------------------------------------------------------------------------------------------
Installation Management    Visual CPE and PAM; or port         $*/Visual unit and/or port
                           (without Visual CPE) (Non-Frame
                           Plus Service)
----------------------------------------------------------------------------------------------

-----------------
* An asterisk (*) appears on this page at each place where information has been omitted. The omitted information has been filed separately with the Securities and Exchange Commission with a Request for Confidential Treatment of the omitted information.

                                                                          3 of 6

                                                                    Attachment M
                                                        To Agreement No. GSA005D


This pricing will remain effective provided the ratio of unmanaged PVCs to managed PVCs does not exceed 1.2 to 1.


Project Initiation Fees
-----------------------

NetSolve will be required to modify existing and add new systems, processes, and tools in order to support this service. The one time charge for implementing this project is $*. This fee will cover the tasks and resources required by NetSolve to develop full operational support as specified under this Attachment. This includes:


1)  program management

2)  project management

3) analysis, design, review, and modifications to NetSolve internal management systems and tools. This includes:
    a)  OSS Trouble Tickets
    b)  OSS reporting
    c)  OSS NetRep
    d)  OSS parts database
    e)  CANVASS polling system and associated trap filter

4) analysis, design, review, modifications, and allocation for NetSolve management infrastructure. This includes:

    a)  management channel terminations
    b)  switches, hub, and routers
    c)  security devices
    d) redundancy equipment to include software, tools, and database backup systems
    e)  redundancy infrastructure to include UPS, generator, and fiber ring
    f)  NetSolve test lab components

5)  staff training on technology, products, and processes

6)  staff training on internal AT&T systems and tools

7)  internal and partner operational readiness testing

8) process development for provisioning, installation, maintenance, and software updates

9)  AT&T IPFR partner interface agreements

Except for AT&T property set forth in paragraph 24-4 of this Attachment M, this fee does not provide AT&T ownership of any of the work product of NetSolve under this section, nor any software, tools, processes, nor other similar items developed by NetSolve.

Rescheduling Charges
--------------------

AT&T agrees to pay NetSolve fees for each site that requires rescheduling. Rescheduling will be defined as any change in the End User's Planned Installation Date (PID) that is not the result of an error by NetSolve. An order cancellation will qualify as a PID change.

-----------------
*An asterisk (*) appears on this page at each place where information has been omitted. The omitted information has been filed separately with the Securities and Exchange Commission with a Request for Confidential Treatment of the omitted information.


                                                                          4 of 6

                                                                    Attachment M
                                                        To Agreement No. GSA005D


     Rescheduling Fee          $75 per PID change

Examples of events that will change a Planned Installation Date include:

 .  Changes to End User information, such as address, that causes a change in the
   PID.
 .  An AT&T subcontractor does not complete their work in sufficient time for the schedule to be kept.
 .  The LEC does not complete the loop installation in sufficient time for the schedule to be kept.
 .  AT&T does not complete the frame installation in sufficient time for the schedule to be kept.
 .  The End User changes the installation date.

Time and Material Services
--------------------------

1) NetSolve's Time and Material SERVICES are available at $200 per hour for on-site work (minimum 4 hours plus travel expenses if requested for on-site work); $165 per hour for Time and Material SERVICES done remotely. No travel expenses will apply if none are incurred by NetSolve or charged to NetSolve by its provider.

    2) All Time and Material SERVICES are to be authorized in writing by AT&T prior to the actual dispatch and completion of on-site work by NetSolve or a NetSolve provider.


Paragraph 7 - Invoicing and Payment

NetSolve's invoices shall be rendered 1) upon completion of the Services for non-recurring charges, 2) monthly, sent in advance, for recurring monthly charges, or 3) at other times expressly provided for in this Attachment M, and shall be payable when the Services have been performed to the satisfaction of AT&T. NetSolve shall mail invoices referring to GSA0005D Agreement, Amendment 9 with copies of any supporting documentation required by AT&T to: Tim Halpin, Room 42B48, 30 Knightsbridge Road, Piscataway, New Jersey 08854. Undisputed invoices shall be paid within forty-five (45) days after AT&T's receipt of the invoice.


Paragraph 24 - Termination

1) Termination of the Agreement - The provisions contained in the Original Contract as modified by Amendment 5 of the Agreement that apply to the entire Agreement shall survive the expiration or termination of the Original Contract and/or this Amendment 9 and shall continue to apply to this Attachment M as if the Original Contract and this Amendment 9 had not expired or been terminated, subject to AT&T's right to terminate under Paragraph 24 2) a) below.

2)   Termination of  the Agreement and/or Attachment M  -

     a) In the event NetSolve shall be in breach or default of any of the terms, conditions or covenants of the Agreement, this Attachment M, or any or all Orders placed hereunder and such breach or default shall continue for a period of thirty (30) days after the giving of written notice to NetSolve thereof by AT&T, then in addition to all other rights and remedies of law or equity or otherwise (subject to the limitations specifically set forth in Paragraph 36 of Amendment 5 to the Agreement), AT&T shall have the right to terminate this Attachment M and/or any such Orders placed by AT&T hereunder without any charge, obligation or liability whatsoever, except as to the payment for Services already received and accepted by AT&T.

     b) This Attachment M and any or all Orders placed hereunder may be terminated by AT&T, by notice in writing:

         i) if NetSolve makes an assignment for the benefit of creditors (other than solely an assignment of moneys due); or


                                                                          5 of 6

                                                                    Attachment M
                                                        To Agreement No. GSA005D

         ii) if NetSolve evidences an inability to pay debts as they become due, unless adequate assurance of such ability to pay is provided within thirty (30) days of such notice; or

         iii) immediately if a voluntary proceeding is commenced under a provision of the United States Bankruptcy Code by NetSolve; or

         iv) immediately if an involuntary proceeding is commenced under a provision of the United States Bankruptcy Code against NetSolve that is not dismissed within thirty (30) days of its filing.

    c) This Attachment M and any or all Orders may be terminated at any time by AT&T upon twenty-four hours' written notice in the event of NetSolve's acquisition by or merger with a competitor of AT&T.


3)  Termination of Individual Orders placed pursuant to this Attachment M

    a) AT&T may terminate such Order, without charge, upon 30 days written notice if 1) AT&T's customer is dissatisfied with the Services performed by NetSolve; 2) AT&T's End User has a change in their normal course of business that impacts services, such as relocation, office closings, or moves; 3) the End User's Contract expires or is terminated; 4) the End User downgrades to a non-managed service; or 5) the End User changes to another AT&T service which does not involve NetSolve.

    b) AT&T may terminate upon thirty (30) days written notice by AT&T, at no charge, all Orders that upon expiration of the Service Term become "month to month" Orders.

    c) AT&T may terminate upon thirty (30) days written notice by AT&T, at no charge, any Order that includes modifications (as described in Paragraph 1 of this Attachment N), in the event AT&T and NetSolve are unable to agree on pricing for any modifications to the Statement Of Work. Modifications cannot apply retroactively to installed business unless AT&T and NetSolve mutually agree.

    d) AT&T may terminate, upon thirty (30) days written notice by AT&T, at no charge, any Order for any End User and any End User Service term that AT&T has exercised its option to extend beyond the term of this Attachment M under Paragraph 3 of this Attachment M.

4)  Ownership and Return of Data upon Termination

    In accordance with proprietary information or confidentiality clauses contained within the Original Contract under Paragraph 6, Competition or the Agreement, NetSolve agrees and acknowledges that all customer data {e.g. (without limitation except as set forth in paragraph 4 - Project Initiation
    Fees): the customer premises equipment configurations, customer database information, trouble history, passwords etc.} is the property of AT&T and will be promptly conveyed and returned to AT&T in a mutually agreeable electronic format upon written notice.


Paragraph 37  - Access to AT&T Systems

AT&T agrees to provide NetSolve, at no charge, access to all AT&T internal information systems, which include provisioning and maintenance systems, which AT&T determines in its reasonable judgment to be necessary for NetSolve to effectively perform under the SOW as outlined in Attachment M-1. If applicable, any such information shall be provided to NetSolve subject to Data Connect Agreement #197 dated April 16, 1998 and Non-Disclosure Agreement dated July 17, 1997, each between AT&T Corp. and NetSolve.


                                                                          6 of 6

                                                                  Attachment M-1
                                                        To Agreement No. GSA005D



                                ATTACHMENT M-1
              Statement of Work for AT&T IPFR Management Service


Service Description
-------------------

IPFR Management Service is a set of implementation, installation, and life cycle management services which allow AT&T to quickly provide High Speed Packet Services. The service is designed to provide capabilities including equipment engineering, design validation, ordering, provisioning, program management, installation, life cycle management, reporting, quality validation, and documentation.

The services described in this Statement of Work ("SOW") will be performed with respect to the Network Components in Table 1 where indicated by an `x' at the intersection of the Service Element and Network Component. The pricing for each Service Element is set forth in Paragraph 4 of Attachment M.

  Table 1

                                                           Network Components
                               ------------------------------------------------------------------------
                                       IPFR "Trail"             Customer
Service Element                         Network               Ports / PVCs             Visual CPE
=======================================================================================================
Program Management                                                 X                       X
-------------------------------------------------------------------------------------------------------
Order Management                                                   X                       X
-------------------------------------------------------------------------------------------------------
Installation Management                                            X                       X
-------------------------------------------------------------------------------------------------------
Configuration Management                                                                   X
-------------------------------------------------------------------------------------------------------
Infrastructure Management                  X                                               X
-------------------------------------------------------------------------------------------------------
Monitoring and                             X                       X                       X
Fault Management
-------------------------------------------------------------------------------------------------------
Software Management                        X                                               X
-------------------------------------------------------------------------------------------------------
Reporting                                                                                  X
-------------------------------------------------------------------------------------------------------


NetSolve Responsibilities
-------------------------

NetSolve will perform the tasks described under each Service Element below. Any significant tasks or responsibilities not described will be the responsibility of AT&T or AT&T's customer (the "End User").

Program Management
------------------

 NetSolve will perform the following program management tasks:

A. Review Orders received from AT&T and request additional information or clarification where required. Notify AT&T upon receipt of all information required to begin processing.

B. For each site contained on an Order, contact the End User and develop an installation schedule based upon the End User's requirements and the installation intervals of AT&T, AT&T's other vendors, End User's other vendors and NetSolve (as mutually agreed by AT&T and NetSolve from time to time).

C. Include End User contact information provided by AT&T in Operations Support System ("OSS").

D. Provide the End User with any installation guidelines or information necessary to successfully


                                                                          1 of 6

                                                                  Attachment M-1
                                                        To Agreement No. GSA005D


    complete the installation.

E. Schedule on-site installations with AT&T's vendor and enter scheduling information in NetSolve's Operations Support System ("OSS"). Enter other scheduling information (e.g. transport installation dates) in OSS as mutually agreed.

F. Notify End Users, the Customer Premise Equipment ("CPE") installation vendor, and applicable NetSolve organizations regarding provisioning and CPE installation issues under an agreed to schedule.

G. Conduct post-installation interview with End User to determine any corrective actions required and implement identified actions or notify AT&T to take actions with respect to issues related to AT&T's responsibilities.

H. Notify and coordinate with End User for network related changes that may impact their service.

I. Provide AT&T with a quote for any services or equipment that are not part of the standard service description.

J. Provide post-installation end user moves/adds/changes (M/A/Cs) as requested by AT&T, and coordinate such activity within the guidelines of new service implementation contained herein and according to the pricing established in Paragraph 4 of this Attachment M.


Order Management
----------------

NetSolve will perform the following order management tasks:

A. Place information from Orders for network and equipment components into AT&T's ordering systems as mutually agreed.

B. Update OSS with circuit number and DLCI information, and firm order commitment dates (against End User requested dates) from AT&T's order management systems.

C. Track and report systems integration status to the End Users or vendor in a format selected by NetSolve and follow-up with the appropriate parties to reschedule if dates are missed or change.


Installation Management
-----------------------

NetSolve will perform the following installation management tasks:

A. Notify AT&T, AT&T's designated on-site installation vendor, and the End User of End User installation dates in a format selected by NetSolve.

B. Supervise the installation, configuration, and test connectivity of Network Components at each location to the End User's wide area network and to the NetSolve-designated NetSolve Network Management Center ("NMC"). Initiate corrective actions to resolve any physical and logical connectivity issues, including dispatching appropriate on-site vendors as required.

C. Enter CPE configuration information in OSS or other NetSolve database or management tools.


Configuration Management
------------------------

NetSolve will perform the following configuration management tasks:

A.  Develop and implement mutually agreed to addressing plans for Visual CPE.

B. Provide Visual CPE configuration information to AT&T or their designated Visual CPE staging vendor.


Infrastructure Management
-------------------------

NetSolve will perform the following infrastructure management tasks:


                                                                          2 or 6

                                                                  Attachment M-1
                                                        To Agreement No. GSA005D


A.  Receive, install, and configure Visual CPE element managers.

B. Operate the Visual CPE element managers, including backups of configuration and data as mutually agreed upon.

C. Provide, install, and manage the NMC management channel terminations, including frame relay network access and management routers, for the IPFR management connections for the Visual CPE and Trial IPFR Network components.

D.  Configure NMC network and management systems connectivity for the Visual
    CPE.

E. Configure NMC network and management systems connectivity for the Trial IPFR Network components, including PERs, TSCs and BPXs.


Monitoring and Fault Management
-------------------------------

NetSolve will perform the following monitoring and fault management tasks:

A.  Support End Users as their primary interface for operational issues.

B.  Provide the designated End User contact with NMC contact information.

C. Provide 24 hours per day, 7 days per week monitoring of End User physical and logical networks from the NMC.

D. Upon receipt of an alarm at the NMC, or a call from the End User indicating a network outage or performance issue with a Network Component, NetSolve will take the following actions:

    1. Open a Trouble Ticket and initiate fault isolation procedures. All reasonable efforts will be taken to restore service expeditiously.

    2. Notify the End User designated contact of the outage and provide with periodic status updates.

    3. Escalate Trouble Tickets within the NetSolve organization on a standard schedule established by NetSolve which is based upon target fault isolation and repair times. While escalation is automatic, End User may request escalation with NetSolve at any time.

    4. Escalate problems within AT&T and End User organizations according to a mutually agreed schedule.

    5. Upon isolation of the fault, NetSolve will dispatch the appropriate service entity (End User's carrier or End User- or AT&T-designated equipment maintenance provider).

    6.   Close maintenance issues with End Users to their satisfaction.

    7. When fault isolation procedures indicate a problem with non-Network Components, NetSolve will provide End User with information gathered during the fault isolation process in an effort to aid End User in restoring service. If the information is sufficient to open a ticket using AT&T's automated systems, NetSolve will open this ticket at the customer's option. (This procedure is called a Warm Hand Off).

    8. When fault isolation procedures indicate that the problem is not with the End User frame relay access arrangement, NetSolve will execute additional mutually agreed to connectivity tests to further isolate the problem within AT&T's backbone production and Trial IPFR networks. When the problem is identified, NetSolve will notify the designated IPFR AT&T maintenance organization according to mutually agreed notification procedures to initiate remedial repair efforts. When mutually agreed to between AT&T and NetSolve, NetSolve may expand the scope of the IPFR management services by manipulating the Trial IPFR network components to effect the repair.


                                                                          3 of 6

                                                                  Attachment M-1
                                                        To Agreement No. GSA005D



Software Management
-------------------

NetSolve will perform the following software management tasks:

A. Remotely install up to one network-wide software upgrade annually to which the End User is entitled under applicable CPE maintenance agreements or which is provided by the CPE manufacturer to correct defects.

B. Maintain a repository of the current software configurations for applicable Network Components including PERs and TSCs.

C. Download software configurations to Network Components including PERs and TSCs as required to restore any failed or lost software loads.


Reporting
---------

NetSolve will provide the following reporting:

A. Monthly provide mutually agreed reports on NetSolve's activities demonstrating NetSolve's performance to mutually agreed upon DMOQs. NetSolve and AT&T will mutually agree on these metrics by no later than September 15, 1999 as well as the metrics containing performance charges and / or credits.

B. Monthly provide billing information in a mutually agreed format on new installations (including moves, adds, and changes) and other billable activities.

C. On request provide information reasonably required to resolve billing issues.



AT&T Responsibilities
---------------------

The tasks included in this section are the responsibility of AT&T or AT&T's End User. In the event the End User fails to perform its responsibilities, AT&T shall perform those responsibilities on End User's behalf or, failing that, shall excuse any failure of NetSolve to perform its responsibilities to the extent caused by AT&T and / or End User's failure. Any such failure by AT&T or End User will not reduce the charges by NetSolve for the affected services, even if NetSolve is unable to perform the services.

Project Management
------------------

A. Submit Orders to NetSolve in a mutually agreed upon format. Submitted orders must contain all information mutually agreed as necessary for NetSolve to perform its responsibilities under this SOW.

B.  Provide End User contact information to NetSolve.

C. Notify NetSolve of the dates of all AT&T installation activities necessary for NetSolve to perform its services.


Inventory Management
--------------------

A. Provide NetSolve with all contact and other information necessary for NetSolve to place orders with AT&T's equipment vendors and provide those vendors with any communications required in order for them to accept such orders.

B. If NetSolve is not allowed to order from AT&T vendors, then AT&T will place the orders.

C. AT&T, AT&T's CPE vendor, or the End User is responsible for shipping charges for all CPE.


                                                                          4 of 6

                                                                  Attachment M-1
                                                        To Agreement No. GSA005D


Staging Management
------------------

A. Provide NetSolve with all contact and other information necessary for NetSolve to place orders with AT&T's CPE maintenance vendors and provide those vendors with any communications required in order for them to accept such orders.


Installation Management
-----------------------
A. Notify NetSolve of the dates of all AT&T installation activities necessary for NetSolve to perform its services.

B. Provide installation services and / or spare parts for all central office based network components.

C. Provide onsite installations of all Visual CPE and Trial IPFR Network components.


Infrastructure Management
-------------------------
A. Provide element managers (hardware and software) required for the Visual ASE production platform management.

B. Provide maintenance services and / or spare parts for management systems, and backup management systems as required.

C. Provide maintenance services and / or spare parts for all central office based network components.

D.  Test network components as system components to verify suitability.

E. Provide NetSolve the recommended equipment configurations, scripts, and training for Network Components at no charge.

F. Provide NetSolve with on-line access to and training for the appropriate AT&T internal systems at no charge.

G. Introduce to NetSolve appropriate contacts, both internally and with partners, to allow NetSolve to escalate in the event of a possible End User satisfaction issue.

H. Develop overall IPFR design, and provide NetSolve with schematic and PVC end points.

I.  Provide engineering rules for configuring IPFR.


Monitoring and Fault Management
-------------------------------
A.  Resolve network, frame network, FR interconnect, or FR access problems.

B.  Provide access to AT&T internal systems for fault resolution at no charge.


Software Management
-------------------
A. Provide NetSolve with authorized copies of software which AT&T requests NetSolve to install on End User or AT&T Network Components.


General
-------
A. AT&T or End User is responsible for managing all network elements that are not a part of Network Components. If, while performing its management services, NetSolve isolates issues beyond Network Components, a NetSolve network engineer will consult with AT&T and obtain written authorization prior to performing additional work, which will be at NetSolve's standard rates for Professional Services. In the event such work is approved and the problem is finally determined to be with a Network Component, no such additional amounts will be charged to AT&T.

B. The End User and/or AT&T must provide NetSolve with notice of any changes which are


                                                                          5 of 6

                                                                  Attachment M-1
                                                        To Agreement No. GSA005D


    intended to be made to the Network Components before such changes are made.

C. End User is responsible for managing the "non-IPFR" network environment, defined as equipment and services located on the End User side of the demarc.

D. It is recommended that End User at all times have maintenance coverage for all CPE equipment included in network components. NetSolve recommends that central sites have a minimum of 7x24 coverage with a four hour response. NetSolve will work with End User to develop alternative maintenance strategies if desired (e.g. on-site spares).

E. For optimal service, NetSolve recommends that the End User obtain registered IP addresses for applicable network components or agree to use unregistered IP addresses assigned by NetSolve. Secondary addressing support is also available, but reduces NetSolve's troubleshooting abilities.

F. The End User and / or AT&T must purchase an in-band management channel to NetSolve to monitor appropriate IPFR Network Components.




                                                                          6 to 6

                                                                    Attachment N
                                                        To Agreement No. GSA005D




                                                                Amendment No. 10


The Contract Services Agreement effective August 1, 1995, between NetSolve, Incorporated ("NetSolve") and AT&T Corp. ("AT&T") ("Original Contract") as heretofore modified by Amendment Number 5 (collectively the "GSA005D Agreement" or "Agreement") is further amended by this Amendment No. 10 as follows effective as of March 1, 1999:


1) Attachment N, attached hereto, entitled "AT&T ATM PLUS ("ATM PLUS") Services" is hereby incorporated as part of the Agreement.



ALL OTHER TERMS AND CONDITIONS  OF THE AGREEMENT  REMAIN UNCHANGED.

NETSOLVE, INCORPORATED                                 AT&T CORP.

By:                       [Craig Tysdal]               By:                [C.Botticelli]
              ---------------------------------------              ----------------------------

Signature:         [Signature of Craig Tysdal]         Signature:  [Signature of C. Botticelli]
              ---------------------------------------              ----------------------------

Title:        [President and Chief Executive Officer]  Title:           [Procurement Manager]
              ---------------------------------------              ----------------------------

Date:                      [5/26/99]                   Date:                  [6/8/99]
              ---------------------------------------              ----------------------------




                                                                          1 of 6

                                                                    Attachment N
                                                        To Agreement No. GSA005D


                                  ATTACHMENT N

                      AT&T ATM PLUS ("ATM PLUS") Services


This Attachment for Contract Services ("Attachment N") to the Agreement covers AT&T ATM PLUS Implementation and Management Services ("Services") that NetSolve shall provide to AT&T in support of AT&T's ATM PLUS Service offering, as requested by AT&T and as described herein. This Attachment N is an integral part of the Agreement and shall be governed by the terms of the Agreement. In the event of any conflict between the terms of this Attachment and the terms of the Agreement, the terms of this Attachment shall prevail with respect to the Services provided under this Attachment N.

For purposes of this Attachment N only the following Paragraphs in the Agreement are deleted in their entirety and replaced with the Paragraphs below:

Paragraph 1 - Statement of Work

NetSolve shall provide Services to AT&T in support of AT&T's ATM PLUS Service offering in accordance with the "Statement of Work," Attachments N-1 and N-2 attached hereto. Services shall be available to AT&T in the United States. Modifications to this Statement of Work and its requirements as set forth in Attachments N-1 and N-2 may be requested from time to time by AT&T. The pricing contained herein shall apply to Services requested or any modification, provided that the modifications requested do not require the furnishing of more material or labor by NetSolve or longer times for performance of services. NetSolve shall immediately notify AT&T's Contract Representative, in writing, of any requested modification which NetSolve reasonably believes will require an increase to the prices contained in Paragraph 4 - Payment for Services, and shall furnish the amount of such proposed increase in such writing with appropriate supporting documentation substantiating the basis for the requested price increase. Following delivery of such notice, NetSolve shall not proceed with Services with any such modification until AT&T and NetSolve Contract Representatives (as then designated and authorized) agree, in writing, to the appropriate charges.

"Orders" for Services pursuant to this Attachment N shall be sent to NetSolve via a mutually agreed upon method. Monthly recurring Service charges as further described in Paragraph 4 shall commence on the start date of Services as requested by AT&T (such date is herein defined as the "CRD") and continue for the number of months specified by AT&T on the order from AT&T to NetSolve, but in no case greater than 36 months (the "Service Term"). The agreement term for ordering ATM PLUS Service is set forth in Paragraph 3.

Upon expiration or termination of this Attachment N, all Services will continue to be provided through the end of each End User Service Term and will be non-cancelable by either party except as set forth in Paragraph 24 of this Attachment N.


Paragraph 2 - Contract Representative:
AT&T's Contract Representative for this Attachment N is Kelly A. Donnelly, BNSVC. AT&T will notify NetSolve in writing if a new Contract Representative is designated by AT&T.

Paragraph 3 - Term

The effective date of this Attachment N is March 1, 1999 and it shall end on February 28, 2001; provided, however, that this Attachment N and the Agreement shall continue in effect beyond February 28, 2001 with respect to specific End User service terms only which extend beyond the Term of this Attachment N and the Agreement, except that in no event shall NetSolve be obligated to provide Services to such specific End Users more than three (3) years after February 28, 2001.




                                                                          2 of 6

                                                                    Attachment N
                                                        To Agreement No. GSA005D


Paragraph 4 - Payment for Services

For services performed by NetSolve under this Attachment N, AT&T will pay NetSolve the following:

Recurring Services
------------------


       Service Type               Network Component Type                    Price
---------------------------------------------------------------------------------------------
Monitoring and                     Visual Unit with PAM             $*/month/Visual unit
Fault Management;
Software and Firmware
 Control; Information and
 Reporting
---------------------------------------------------------------------------------------------
Modified Fault Management              Unmanaged PVC                    $*/month/PVC
Warm Hand Off
---------------------------------------------------------------------------------------------

This pricing will remain effective provided the ratio of unmanaged PVCs to managed PVCs does not exceed 1.2 to 1.

Nonrecurring Services
---------------------

      Service Type               Network Component Type                     Price
----------------------------------------------------------------------------------------------
Program Management         Visual CPE and/or Port              $*/CPE and/or Port
----------------------------------------------------------------------------------------------
Order Management           Ports with PVCs                     $*/port
----------------------------------------------------------------------------------------------
Order Management           Additional PVCs, port upgrade/no    $*/event
                           new facility
----------------------------------------------------------------------------------------------
Installation Engineering   Visual CPE and PAM                  $*/Visual unit
----------------------------------------------------------------------------------------------

This pricing will remain effective provided the ratio of unmanaged PVCs to managed PVCs does not exceed 1.2 to 1.

Project Initiation Fees
-----------------------

NetSolve will be required to modify existing and add new systems, processes, and tools in order to support this service. The one time charge for implementing this project is $*. This fee will cover the tasks and resources required by NetSolve to develop full operational support as specified under this Attachment. This includes:

1)  program management

2)  project management

3) analysis, design, review, and modifications to NetSolve internal management systems and tools. This

---------------------
*An asterisk (*) appears on this page at each place where information has been omitted. The omitted information has been filed separately with the Securities and Exchange Commission with a Request for Confidential Treatment of the omitted information.



                                                                          3 of 6

                                                                    Attachment N
                                                        To Agreement No. GSA005D


    includes:
    a)   OSS Trouble Tickets
    b)   OSS reporting
    c)   OSS NetRep
    d)   OSS parts database
    e)   CANVASS polling system and associated trap filter
    f)   ProWatch Exchange web tool

4) analysis, design, review, modifications, and allocation for NetSolve management infrastructure. This includes:

    a)   management channel terminations
    b)   switches, hub, and routers
    c)   security devices
    d) redundancy equipment to include software, tools, and database backup systems
    e)   redundancy infrastructure to include UPS, generator, and fiber ring
    f)   NetSolve test lab components

5)  staff training on technology, products, and processes

6)  staff training on internal AT&T systems and tools

7)  internal and partner operational readiness testing

8) process development for provisioning, installation, maintenance, and software updates

9)  AT&T ATM PLUS partner interface agreements

Except for AT&T property set forth in paragraph 24-4 of this Attachment N, this fee does not provide AT&T ownership of any of the work product of NetSolve under this section, nor any software, tools, processes, nor other similar items developed by NetSolve.


Rescheduling Charges
--------------------


AT&T agrees to pay NetSolve fees for each site that requires rescheduling. Rescheduling will be defined as any change in the End User's Planned Installation Date (PID) that is not the result of an error by NetSolve. An order cancellation will qualify as a PID change.


     Rescheduling Fee          $75 per PID change

Examples of events that will change a Planned Installation Date include:

 .   Changes to End User information, such as address, that causes a change in the PID
 .   An AT&T subcontractor does not complete their work in sufficient time for the schedule to be kept.
 .   The LEC does not complete the loop installation in sufficient time for the schedule to be kept.
 .   AT&T does not complete the frame installation in sufficient time for the schedule to be kept.
 .   The End User changes the installation date.

Time and Material Services
--------------------------

1) NetSolve's Time and Material SERVICES are available at $200 per hour for on-site work (minimum 4 hours PLUS travel expenses if requested for on-site work); $165 per hour for Time and Material SERVICES done remotely. No travel expenses will apply if none are incurred by NetSolve or charged to NetSolve by its provider.

2) All Time and Material SERVICES are to be authorized in writing by AT&T prior to the actual dispatch and completion of on-site work by NetSolve or a NetSolve provider.


                                                                          4 of 6

                                                                    Attachment N
                                                        To Agreement No. GSA005D


Paragraph 7 - Invoicing and Payment

NetSolve's invoices shall be rendered 1) upon completion of the Services for non-recurring charges, 2) monthly, sent in advance, for recurring monthly charges, or 3) at other times expressly provided for in this Attachment N, and shall be payable when the Services have been performed to the satisfaction of AT&T. NetSolve shall mail invoices referring to GSA0005D Agreement, Amendment 10 with copies of any supporting documentation required by AT&T to: Kelly A. Donnelly, BNSVC, 900 Route 202/206N, Room 3A110E, Bedminster, NJ 07921-0752. Undisputed invoices shall be paid within forty-five (45) days after AT&T's receipt of the invoice.

Paragraph 24 - Termination

1) Termination of the Agreement - - The provisions contained in the Original Contract as modified by Amendment 5 of the Agreement that apply to the entire Agreement shall survive the expiration or termination of the Original Contract and/or this Amendment 10 and shall continue to apply to this Attachment N as if the Original Contract and this Amendment 10 had not expired or been terminated, subject to AT&T's right to terminate under Paragraph 24 2) a) below.

2)  Termination of  the Agreement and/or Attachment N  -

    a) In the event NetSolve shall be in breach or default of any of the terms, conditions or covenants of the Agreement, this Attachment N, or any or all Orders placed hereunder and such breach or default shall continue for a period of thirty (30) days after the giving of written notice to NetSolve thereof by AT&T, then in addition to all other rights and remedies of law or equity or otherwise (subject to the limitations specifically set forth in Paragraph 36 of Amendment 5 to the Agreement), AT&T shall have the right to terminate this Attachment N and/or any such Orders placed by AT&T hereunder without any charge, obligation or liability whatsoever, except as to the payment for Services already received and accepted by AT&T.

    b) This Attachment N and any or all Orders placed hereunder may be terminated by AT&T, by notice in writing:

         i) if NetSolve makes an assignment for the benefit of creditors (other than solely an assignment of moneys due); or

         ii) if NetSolve evidences an inability to pay debts as they become due, unless adequate assurance of such ability to pay is provided within thirty (30) days of such notice; or

         iii) immediately if a voluntary proceeding is commenced under a provision of the United States Bankruptcy Code by NetSolve; or

         iv) immediately if an involuntary proceeding is commenced under a provision of the United States Bankruptcy Code against NetSolve that is not dismissed within thirty (30) days of its filing.

    c) This Attachment N and any or all Orders may be terminated at any time by AT&T upon twenty-four hours' written notice in the event of NetSolve's acquisition by or merger with a competitor of AT&T.

3)  Termination of Individual Orders placed pursuant to this Attachment N  -

    a) AT&T may terminate such Order, without charge, upon 30 days written notice if 1) AT&T's customer is dissatisfied with the Services performed by NetSolve; 2) AT&T's End User has a change in their normal course of business that impacts services, such as relocation, office closings, or moves; 3) the End User's Contract expires or is terminated; 4) the End User downgrades to a non-managed service; or 5) the End User changes to another AT&T service which does not



                                                                          5 of 6

                                                                    Attachment N
                                                        To Agreement No. GSA005D

         involve NetSolve.

    b) AT&T may terminate upon thirty (30) days written notice by AT&T, at no charge, all Orders that upon expiration of the Service Term become "month to month" Orders.

    c) AT&T may terminate upon thirty (30) days written notice by AT&T, at no charge, any Order that includes modifications (as described in Paragraph 1 of this Attachment N), in the event AT&T and NetSolve are unable to agree on pricing for any modifications to the Statement Of Work. Modifications cannot apply retroactively to installed business unless AT&T and NetSolve mutually agree.

4)  Ownership and Return of Data upon Termination

    In accordance with proprietary information or confidentiality clauses contained within the Original Contract under Paragraph 6, Competition or the Agreement, NetSolve agrees and acknowledges that all customer data {e.g. (without limitation except as set forth in paragraph 4 - Project Initiation
    Fees): the customer premises equipment configurations, customer database information, trouble history, passwords etc.} is the property of AT&T and will be promptly conveyed and returned to AT&T in electronic format upon written notice.

Paragraph 37  - Access to AT&T Systems

AT&T agrees to provide NetSolve, at no charge, access to all AT&T internal information systems, which include provisioning and maintenance systems, which AT&T determines in its reasonable judgment to be necessary for NetSolve to effectively perform under the SOW as outlined in Attachments N-1and N-2. If applicable, any such information shall be provided to NetSolve subject to Data Connect Agreement #197 dated April 16, 1998 and Non-Disclosure Agreement dated July 17, 1997, each between AT&T Corp. and NetSolve.



                                                                          6 of 6

                                                                  Attachment N-1
                                                        To Agreement No. GSA005D


                                 Attachment N-1

Program Management, Order  Management, and Installation Engineering  -

Statement of Work


Service Description This Statement of Work for NetSolve's Program Management,
-------------------
Order Management, and Installation Engineering service defines the responsibilities and deliverables for AT&T and NetSolve with respect to coordinated ordering, delivery, and installation coordination of RMON-based probes supplied by Visual Networks ("Probe"), Network Termination Units (NTU), ports, local access, and VP/VCs or PVCs in support of the AT&T ATM Smart Jack Services ("ASJ"). These services will be performed remotely from a NetSolve Network Management Center ("NMC").

The terms Network or Network Components mean all hardware and network components from the managed Probe at one location to the managed Probe at any other location, including the NTU, ATM ports, and VP/VCs or PVCs and local access to the AT&T's ATM switches, for any locations covered by ASJ1 under an Order accepted by NetSolve.


NetSolve Responsibilities

Program Management
------------------

NetSolve will perform the following program management tasks:

A.  Enter required End User information in the Performance Archive Manager
    (PAM) platform based on ASJ level supported.

B. Perform ongoing administrative duties, including password management, on the PAM to ensure continued End User access.

C. Interface with the End User to validate equipment and network configuration and protocol information.

D. Develop an installation schedule, with the End User contact, for each site based on installation intervals supplied by AT&T.

E. Provide site survey information for the End User, as required, to enable proper equipment installation.

F. Track and report systems integration and equipment installation status to AT&T and End User at times and in a format selected by NetSolve and follow up with AT&T, the equipment suppliers, and the End User to reschedule if dates are missed or changed.

G. Conduct a post-installation review with the End User and initiate necessary corrective action.

H. NetSolve will coordinate with the appropriate groups inside AT&T to expeditiously enable an installed customer to upgrade from ASJ1 to additional ASJ Service levels, if available.

I. NetSolve will provide post-installation End User moves/adds/changes (M/A/Cs) as requested by AT&T, and coordinate such activity within the guidelines of new service implementation contained herein and according to the pricing established in Paragraph 4.


Order Management
----------------

NetSolve will perform the following order management tasks:

A.  Input required End User information into AT&T's AISE ordering  system.


-------------------------------------------------------------------------------
                                                                          1 of 4

                                                                  Attachment N-1
                                                        To Agreement No. GSA005D

B.  Input required End User information into NetSolve's OSS Management system.

C. Place order with AT&T (to be billed to End User by AT&T) for the Network Components of the ASJ service including the ports, local access and NTU, and VP/VCs or PVCs.

D. Place order with AT&T for the VP/VC or PVC management channel(s) from each Probe to the NetSolve NMC (to be billed to End User by AT&T or provided at no charge by AT&T).

E. Verify correct circuit numbers, DLCI information, and firm order commitment dates (against End User requested date) as received from AT&T Order management systems.

F.  Interface directly with mutually agreed upon AT&T systems.

G. Create, issue, manage, and maintain the IP address plan to connect the Probes to the management tools.

Installation Engineering
------------------------
NetSolve will perform the following with respect to End User installations:

A. NetSolve will coordinate testing of the End User premise Probe equipment with an AT&T Work Center to test for end-to-end connectivity of all Network Components as each site installation is completed.

B. NetSolve will turn up and verify the operational status of the OSS and Visual Networks polling and archiving systems in accordance with the ASJ1 service.

NetSolve Reporting
------------------
A.  NetSolve will report on the following metrics:

    1.   Number of Sites Scheduled

    2.   Number of Sites Installed

    3.   % Installed On Time to Interval

    4.   % On Time to Customer Request Date

    5.   Average Interval:

         a.  AT&T Signed Order to Installation Complete

         b.  Order to NetSolve to NetSolve Order of Services

         c.  Order to NetSolve to All Firm Order Commitment Dates Received

    6.   Jeopardy Analysis for Misses categorized by:

         a.   Customer issues

         b.   NetSolve Internal Operations

         c.   Vendor (Install, Maintenance)

         d.   Carrier (LEC and IXC) Provisioning

         e.   Non-Carrier Vendors

 NetSolve and AT&T will mutually agree on these metrics by no later than October 31, 1999 as well as the metrics containing performance charges and or credits.

Web Reporting
-------------

A. Provide End Users and AT&T with access to mutually agreed upon installation tracking information utilizing the installation tracking capabilities of NetSolve's web interface.




--------------------------------------------------------------------------------
                                                                          2 of 4

                                                                  Attachment N-1
                                                        To Agreement No. GSA005D


B. Provide End Users and AT&T with access to mutually agreed upon transport inventory information utilizing the tracking capabilities of NetSolve's web interface.

C. Provide End Users and AT&T with access to Trouble Ticket status utilizing the capabilities of NetSolve's web interface.

D. Provide End Users and AT&T with access to mutually agreed upon reports utilizing the capabilities of NetSolve's web interface.


Billing
-------
A. NetSolve will either input directly to an AT&T billing system (or AT&T and NetSolve will provide a jointly developed electronic interface) in order to update AT&T of newly installed Probes at customer locations.

B. NetSolve will either input directly to an AT&T billing system (or AT&T and NetSolve will provide a jointly developed electronic interface) in order to provide invoicing for NetSolve's billable activity to AT&T.

C. NetSolve will provide AT&T information reasonably required for AT&T to resolve billing issues with End Users.



AT&T Responsibilities

Program Management
------------------

A. Provide NetSolve with an order document (either electronic or FAX) containing information mutually agreed to by NetSolve and AT&T.

B. Provide NetSolve the recommended equipment configurations for Network Components.

C. Provide NetSolve with Visual Networks PAM software and the appropriate hardware and operating environment at no charge.

D. Provide NetSolve with on-line access to the appropriate AT&T internal systems at no charge.

E. Provide pre-configured Visual Networks Probes to each End User at no charge to NetSolve, and provide insurance coverage to cover risk of loss or damage while in transit or in NetSolve's possession.

F. Introduce to NetSolve appropriate partner contacts to allow NetSolve to escalate to these partners in the event of a possible customer satisfaction issue.


Systems Integration
--------------------

AT&T shall provide the following systems integration support:

A. Train the appropriate NetSolve staff (at NetSolve's location) on the AT&T internal systems to be used by NetSolve.


Project Management
------------------

AT&T shall provide the following project management support:

A. Provide the properly configured Probes and associated cables to each End User location to support the program.



-------------------------------------------------------------------------------
                                                                          3 to 4

                                                                  Attachment N-1
                                                        To Agreement No. GSA005D

    B.   Provide necessary installation of Probes at each End User location.

    C. Manage issues pertaining to circuit installation by the local exchange or other carriers on an escalation basis as requested by NetSolve.

    D. Provide NetSolve with site, contact (including any applicable escalation lists and off-hours contacts), and technical information reasonably required by NetSolve to perform its responsibilities.

    E. Provide NetSolve with the network management transport components including VP/VCs or PVCs, ports, circuits, and access charges at the NetSolve NMC.

Billing
-------

A.  AT&T will manage all customer billing policies relative to the End User.

End User Responsibilities

A. End User is responsible for site preparation in accordance with manufacturer's specifications.

B. End User will allow access to their site for installation services, as reasonably requested.









-------------------------------------------------------------------------------
                                                                          4 of 4

                                                                  Attachment N-2
                                                        To Agreement No. GSA005D

                                 Attachment N-2

ATM Smart Jack-Level 1 ("ASJ1") - Statement of Work


Service Description   ASJ1 is a network management service for asynchronous
-------------------
transfer mode (ATM) data transport and RMON-based probes supplied by Visual Networks ("Probe"). The service includes proactive monitoring of the Probe, certain defined fault identification and resolution processes, Probe software upgrade services, and reporting. These services will be provided to AT&T End User customers ("End Users") by NetSolve acting on behalf of AT&T. These services will be provided remotely from the NetSolve Network Management Center ("NMC").

The terms Network or Network Components mean all hardware and network components from the managed Probe at one location to the managed Probe at any other location, including the ATM ports and VP/VCs or PVCs and local access to the AT&T ATM switch, for any locations covered by ASJ1 under an order accepted by NetSolve.

The pricing for these services are set forth in Paragraph 4 of Attachment N.

NetSolve Responsibilities
-------------------------

Monitoring and Fault Management
-------------------------------

NetSolve will perform the following Monitoring and Fault Management activities:

A.  Provide the End User with appropriate NMC contact information.

B. Provide 24 hours per day, 7 day per week monitoring of the End User's Probes from the NMC. Monitoring will consist of a combination of polling and threshold alarms from the Probe.

C. When the logical connection is between two managed sites, and upon receipt of an alarm for a loss of connectivity condition at the NMC from a Probe, or a call from an End User indicating a network outage or performance issue, fault identification and resolution procedures will be executed to include the following:

    1. Notify the End User within a target timeline of fifteen minutes or less from initial alarm (except where the End User has reported the outage) that an alarm has been received and that the fault identification and resolution process is being implemented.

    2. Notify the End User designated contact of the outage and provide such contact with status updates.

    3. Open a Trouble Ticket in NetSolve's Trouble Ticket system and initiate fault isolation procedures including:

         a. Notify End User to verify site power and operating location integrity.

         b. Analyze alarm/trap log for the site to determine source of trouble.

         c. Check Probe for availability and if site Probe appears functional NetSolve will:

              i) Open a Trouble Ticket electronically in a mutually agreed upon AT&T's Ticketing system.

              ii) Monitor the Ticketing system for updates from AT&T/LEC testing.

              iii) Upon resolution notification from the Ticketing system, test for connectivity and notify the End User of service restoration.

         d.   If trouble appears to be site Probe related, NetSolve will:

              i) Utilize additional non-managed parameters available from the Probes to assist in troubleshooting efforts and customer presentation as needed from either the NMC or AT&T Network Operations Center.





--------------------------------------------------------------------------------
                                                                          1 of 3

                                                                  Attachment N-2
                                                        To Agreement No. GSA005D


              ii) Dispatch a service technician to the End User site when necessary, and manage situation to service restoration.

              iii)  Close ticket in NetSolve's Ticketing system.

D. When the logical connection is between a managed and a non-managed site, and upon receipt of an alarm for a loss of connectivity condition at the NMC from a Probe, or a call from an End User indicating a network outage, fault identification and resolution procedures (referred to as "Warm Handoff") will be executed to include the following:

    1. Notify the End User at the managed site within a target timeline of fifteen minutes or less from initial alarm (except where the End User has reported the outage) that an alarm has been received and that the fault identification and resolution process is being implemented.

         a. If the problem isolated to a network component that is located anywhere other than the non-managed end, including the access circuit, the NMC will follow the standard ASJ Fault Management procedures as described in paragraph C above.

         b. If the problem is isolated to the non-managed end, the NMC will notify the End User designated contact at the managed site of the outage and offer to open a Trouble Ticket in an AT&T Ticketing system on their behalf if they will provide us with the necessary information.

             i) If the End User selects to provide the NMC with the required information, NetSolve will create the Ticket and provide the End User with the necessary information, in a format selected by NetSolve, to allow them to conduct all follow up and problem resolution tasks.

             ii) Close ticket in NetSolve's Ticketing system.

E. Escalate Trouble Tickets within the NetSolve organization on a standard schedule established by NetSolve which is based upon target fault isolation and repair times. While escalation is automatic, the End User may request escalation with NetSolve at any time.

F. When fault isolation procedures indicate a problem with non-Network Components, NetSolve will provide the End User with information gathered during the fault isolation process in an effort to aid the End User in restoring service.

G. Store information to be mutually agreed upon (for a period of time to be mutually agreed upon) from each polled Probe in the Performance Archive Manager (PAM) system to aid in the analysis of network performance problems on an as needed basis.



Information Management and Reporting
------------------------------------

NetSolve will provide the following reporting on a monthly basis, to begin following the first full month of ASJ1, for each Probe included in Network Components.

A. End User Network Availability Report and Trouble Ticket Summary Report detailing the measured availability and recorded periods of network outage.

B.  DMOQ performance on the following metrics:

     1.  Call Center Responsiveness

         a.   Number of Calls

         b.   Average Speed of Answer

         c.   Abandoned Call Rate

         d.   Average Time for Abandon Calls

      2. Operations & Fault Management

         A sample of the current Frame Relay Plus Service report is attached to demonstrate the type of reports that can be made available.


--------------------------------------------------------------------------------
                                                                          2 of 3

                                                                  Attachment N-2
                                                        To Agreement No. GSA005D


     3. NetSolve and AT&T will mutually agree on these metrics by no later than September 1, 1999 as well as the metrics containing performance charges and or credits.



Software and Firmware Control
-----------------------------
NetSolve will perform the following with respect to Software and Firmware
Control:

A. Remotely install software upgrades which the End User is entitled to under applicable maintenance agreements between the End User and their equipment maintenance provider, or which are provided by the manufacturer to correct defects. Upgrades requiring additional software / firmware, additional or upgraded hardware, or on-site installation will be performed at an additional fee. Software upgrades in excess of one per Probe per year will be at an additional charge to be mutually agreed upon by AT&T and NetSolve.

B. Maintain a back-up copy of the Probe software in a management platform in the NMC for downloading or modification.



AT&T Responsibilities
----------------------

Program Management
------------------
A. Provide NetSolve the recommended equipment configurations for Network Components.

B.  Provide the network management VP/VCs or PVCs at no charge.

C. Provide NetSolve with Visual Networks PAM software and the appropriate hardware and software operating and application systems at no charge.

D. Provide NetSolve with on-line access to the appropriate AT&T internal systems at no charge.

E. Provide the Visual Networks Probes to each End User at no charge to NetSolve, and provide insurance coverage to cover risk of loss or damage while in transit or in NetSolve's possession.

F. Introduce to NetSolve appropriate partner contacts to allow NetSolve to escalate to these partners in the event of a possible customer satisfaction issue.

G. Ensure ASJ components and subcontractors are capable of performing to the specifications required to meet the ASJ features and Service Offer Description.


End User Responsibilities
-------------------------

A. The End User is responsible for managing all non-Network Components, including the LAN or other network environment located on the local side of the Probe. If in connection with providing ASJ1 services, NetSolve isolates the problem to be on the LAN side of the Network Components, an NMC engineer will consult with the End User and obtain written authorization prior to performing additional work, which will be at NetSolve's standard rates for Professional Services. In the event such work is approved and the problem is finally determined to be with a Network Component, no such additional charges will be billed to the End User.

B. The End User must provide the NMC with notice of any changes which the End User intends to make to the Network Components before such changes are made.

C. Conduct all follow up and resolution efforts for all network problems between a managed and a non-managed site that have received the modified warm handoff treatment.







--------------------------------------------------------------------------------
                                                                          3 of 3

               AT&T MNS and NetSolve CONTRACT SERVICES AGREEMENT


                                                              Amendment No. 11.0

The Contract Services Agreement effective August 1, 1995, between NetSolve, Incorporated ("NetSolve") and AT&T Corp. ("Contract") as heretofore modified by Amendments Number 1, 2, 3, 4, 5, 6, 7, 8, 9 and 10 (collectively the "Agreement") is further amended as follows effective as of August 1, 1999 ("Amendment No. 11.0).

The previous Attachments A, B, D, H and H-1, and Appendices A and B, to Amendment Number 5 are hereby deleted.

Paragraphs 1-4, 7 and 24 are to be deleted in Amendment Number 5 and replaced with the following for purposes of this Amendment No. 11.0. All other paragraphs of Amendment Number 5 remain in effect with respect to this Amendment Number
11.0. All paragraphs of Amendment Number 5 other than 1-4 and 7 remain in effect with respect to any other amendments to the Contract to which those paragraphs are in effect as of the date of this Amendment Number 11.0.

Paragraph 1 - Statement of Work
-------------------------------

NetSolve shall provide Services to AT&T in support of AT&T's Managed Network Solutions (MNS) Service offering in accordance with the "Statement Of Work," (which is comprised of Attachments A, H and H-1, Appendices A and B). Services shall be available to AT&T in the United States and Canada and, subject to mutual agreement on pricing and DMOQs, in other countries. Modifications to the Statement of Work may be requested from time to time by AT&T and any modifications to Attachments A, H, H-1 or Appendices A and B shall be approved and incorporated into this Amendment Number 11.0 upon the written agreement of both parties. The pricing contained herein shall apply to Services requested or any modification, provided that the modifications requested do not require the furnishing of more material or labor by NetSolve or longer times for performance of services. NetSolve shall immediately notify AT&T's Contract Representative, in writing, of any requested modification which NetSolve feels will require an increase to the prices contained in Paragraph 4-Payment for Services, and shall furnish the amount of such proposed increase in such writing. Following delivery of such notice, NetSolve shall continue to provide Services without modification but shall not institute any such modification until the AT&T Contract Representative and NetSolve agree, in writing, to the appropriate charges.

Paragraph 2 - CONTRACT REPRESENTATIVE
-------------------------------------

AT&T's MNS Contract Representative is Charles Mantione. AT&T will notify NetSolve in writing if a new Contract Representative is designated by AT&T.


Paragraph 3 - TERM
------------------

The effective date of this Amendment Number 11.0 is August 1, 1999 ("Effective Date"). AT&T may place Orders with NetSolve under this Amendment Number 11.0 from the Effective Date through and including December 31, 2001 (the "Ordering Period"). NetSolve shall provide Services for Orders placed under this Amendment Number 11.0 for the duration of the Service Term for each end user customer. The Service Term for each Order will start with the initial installation for each end user customer and will end as of the earlier of (i) the cancellation of individual Orders by AT&T in accordance with Paragraph 24 of this Amendment Number 11.0; or (ii) December 31, 2004. This Amendment Number
11.0 will terminate upon expiration of the Service Terms of all Orders under this Amendment subject to earlier termination in accordance with this Amendment Number 11.0 (the "Expiration Date"). The Service Term for each Order from AT&T to NetSolve shall be based on the actual term of the end user customer's order with AT&T.


                           AT&T/NETSOLVE PROPRIETARY

Any other extensions of this Amendment Number 11.0 beyond the Expiration Date, or any other continued work beyond the Expiration Date, shall be pursuant to a written Agreement signed by both parties.


Paragraph 4 - PAYMENT FOR SERVICES
----------------------------------

A. For services performed by NetSolve under this Amendment Number 11.0, AT&T will pay NetSolve a monthly recurring charge for each Router Site. The monthly recurring charges are set forth in Tables 1, 2A, 2B and 3 below. In addition, AT&T will pay certain one time, non-recurring charges and Time and Material (T&M) charges as set forth in Table 1 below. These prices are net to AT&T and not subject to additional discount unless mutually agreed in writing. The thirty-six (36) month pricing for Item 2 in Table 1, as set forth in Tables 2A and 2B, will be applied to all existing orders effective with the Effective Date.


B.  The following is fixed for the term of this Amendment Number 11.0:

     (i) Prices for the services in Items 1, 2, 3, 7, 8, 9, and 10 of Table 1, and
     (ii) The percentage fees in Item 5.

  The following pricing may change during the term of this Amendment Number
  11.0:
     (i) Prices for Item 5, as based on the actual manufacturer's invoice or list price, and/or
     (ii) Prices for Items 4 and 6 upon sixty (60) days written notice, only if NetSolve's suppliers change the underlying prices to NetSolve. (In which case NetSolve shall only change its prices to AT&T by the same percentage (up or down) as the percentage change from NetSolve's suppliers to NetSolve.) Provided, however, that if a price increase exceeds 5% NetSolve shall use reasonable efforts to find a substitute supplier.

Any change to the price per Item 4 (pursuant to the terms above) shall be applied to new Orders placed by AT&T after AT&T's receipt of NetSolve's notice of the price change.

Any change to the price for Item 6 (pursuant to the terms above) shall be applied to new Orders placed by AT&T after AT&T's receipt of NetSolve's notice of the price change, or for existing Orders, the new pricing shall be applied as of the next annual anniversary of the service start date for each existing Order.

AT&T and NetSolve shall cooperate in efforts to persuade any mutual supplier (e.g. Cisco) to provide (i) fixed pricing for the duration of any Orders placed pursuant to this Amendment Number 11.0 and (ii) cancellation or termination flexibility. Such cancellation or termination flexibility may include provisions to allow NetSolve to assign any applicable contracts or orders for maintenance to AT&T in the event AT&T cancels such services with NetSolve as permitted under Paragraph 24.



                           AT&T/NETSOLVE PROPRIETARY

Table 1
-------

            NetSolve Service Performed                                      Billing at List Price
------------------------------------------------------------------------------------------------------------------------

1.  Growth Markets Sales Process activities for                              $* per Proposal (1)
 Express and MRS defined in Attachments H and H-1.
------------------------------------------------------------------------------------------------------------------------
2. Router Managed Hub and Non-Hub Sites services                         See Tables 2A and 2B below.
 as defined in Attachment A                                  Add $* per site per month for WAN Performance View
                                                               Add $* per site per month for dial back-up (2)
------------------------------------------------------------------------------------------------------------------------
3. Implementation Coordination as defined in                $* per Hub or Non-Hub Site installed or moved ($* for
 Attachment A                                                           international locations). (3)
------------------------------------------------------------------------------------------------------------------------
4. Installation Charge                               Non-recurring fee per managed Router Site at $* (4) per site per installation (international quotations will be priced individually upon request).  This charge will not apply when NetSolve
                                                     coordinates an installation on AT&T's behalf utilizing AT&T's other vendor(s).
------------------------------------------------------------------------------------------------------------------------
5. Equipment procured by NetSolve for AT&T            For routers - (i) manufacturer's actual invoice to NetSolve plus
                                                        (ii) *% of Manufacturer's list price at the time the Order is executed (*% effective January 1, 2000 and thereafter).(5) (6)
                                                      For other equipment - *% of manufacturer's list price at time of order from AT&T when NetSolve's vendor is used
------------------------------------------------------------------------------------------------------------------------
6. Customer Premise Equipment Maintenance              NetSolve's current List Price (which shall be adjusted at least quarterly to not exceed the then- current manufacturer's List
                                                       Price) at time of receipt of order from AT&T (subject to annual adjustment after implementation) when NetSolve's vendor is used.
                                                       This charge will not apply when NetSolve orders maintenance on
                                                               AT&T's behalf from AT&T's other vendor(s). (7)
------------------------------------------------------------------------------------------------------------------------
7. Implementation Reschedule Fee                       $50.00 per Router Site Postponed by AT&T or Customer beginning with the second  such postponement for the Router Site.
------------------------------------------------------------------------------------------------------------------------
8  . Time and Material Activities. Example of                       $165.00 per Hour (minimum 2 hour charge)
     service to be applied  to:                          All services are subject to a minimum of a two (2) hour T&M charge
  .  After Hours Installation (Work  scheduled after      for remote support or a four (4) hour T&M charge for on-site
     5:00 p.m.)                                                                       support.
  .  Multiple visits to customer site due to
     customer non-readiness
  .  Site visit insisted by customer though problem
     resolution is determined and conveyed to be
     linked to non-managed customer equipment or due
     to fault of a party other than NetSolve or its
     subcontractors.

---------------
 *An asterisk (*) appears on this page at each place where information has been omitted. The omitted information has been filed separately with the Securities and Exchange Commission with a Request for Confidential Treatment of the omitted information.



                           AT&T/NETSOLVE PROPRIETARY

            NetSolve Service Performed                                      Billing at List Price
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
9. Performance Reports                               Reports
                                                     Included in charges under Item 2 above.
------------------------------------------------------------------------------------------------------------------------
10. Customer Transition Fee in connection with       Per Site MRS Hub................................$*
 contract expiration or termination
------------------------------------------------------------------------------------------------------------------------
11. Tele-Install for customers not desiring an       AT&T and NetSolve will negotiate pricing to support these types of
 on-site installation per Item 4 above.              installations.
------------------------------------------------------------------------------------------------------------------------


     Footnotes to Table 1:

     (1) Subject to 100% credit if network is managed by NetSolve (see Paragraph 4 of Attachment H).

     (2) This charge is waived for Orders accepted by NetSolve prior to the Effective Date. This charge will apply for such Orders upon expiration of the current term per the end user customer Order to NetSolve from AT&T.

     (3) This fee may be deferred by increasing the monthly recurring charge. See Table 3 below.

     (4) Additional charge at Time and Materials rate (see Item 8 in Table 1) for installations completed outside of 8:00 a.m. to 5:00 p.m. local time Monday through Friday.

     (5) This process will be used for all router orders received from AT&T after August 15, 1999. It may be used for router orders prior to that date at NetSolve's option in order to manage the transition. Prior to the transition, the process for `Other Equipment' in Item 5 above will be utilized.

     (6) The cost of the equipment will be invoiced as the equipment is received from the manufacturer. The percentage fee will be invoiced as the equipment is shipped to the end user customer. NetSolve will provide a monthly report detailing all inventory held by NetSolve which has been billed to AT&T and not yet shipped to the end user customer.

    (7) Maintenance services purchased utilizing NetSolve's vendor may only be canceled by AT&T upon sixty (60) days written notice prior to each anniversary of the service start date even if it results in NetSolve providing maintenance services beyond the term of providing the services in Item 2 of Table 1 (except that AT&T shall not be obligated to continue maintenance services more than ninety (90) days following the end of the term per the Order).

Table 2
-------

     The price to AT&T for the services under Item 2 of Table 1 are set forth below and are based on the Service Term and number of sites per each individual Order. No more than one end user customer can be included on a single Order.

     If an end user customer adds additional sites and that end user customer has enough sites in total to qualify for a lower price, the lower price can be obtained only through the replacement of existing Orders with a new Order containing all of the served sites for a new service term.

     All of the sites on each Order shall be installed within the Ramp-Up Period (defined as one-hundred-eighty (180) days after installation of the first site on the Order, unless AT&T and NetSolve mutually agree otherwise on a case by case basis). If all of the sites under an Order are

--------------------
*An asterisk (*) appears on this page at each place where information has been omitted. The omitted information has been filed separately with the Securities and Exchange Commission with a Request for Confidential Treatment of the omitted information.


                          AT&T/NETSOLVE PROPRIETARY
     not installed within the Ramp-Up Period, then NetSolve may bill AT&T based on the actual number of installed sites for that Order. Such price will be utilized only prospectively (i.e., there will be no adjustments to billing for prior months). Provided, however, that if the failure to meet the Ramp-Up schedule is due to NetSolve installation delays, then NetSolve shall bill AT&T based on the number of sites in the Order until the NetSolve delay is cured.

     If a customer cancels sites, NetSolve may base the pricing on the remaining number of sites. Provided, however, that if a customer cancels sites, due to a business downturn, then NetSolve shall not increase the price if the decrease in the number of sites results in a drop of only one level in Table 2A and/or Table 2B. Notwithstanding the foregoing, NetSolve may base the pricing on the remaining number of sites if (i) AT&T has increased its price to the end user customer or (ii) the decrease results in the number of sites falling into the first level of Table 2A and/or Table 2B.

     The pricing in Table 2A shall apply to Orders existing as of the Effective Date of this Amendment No. 11.0. The pricing in Table 2B shall apply to all new Orders placed after the Effective Date of this Amendment. Provided, however, that Table 2A pricing shall apply to all Orders if at any time during the term of this Amendment, the total average number of router sites (new orders and existing customers) managed by NetSolve hereunder is less than 11. Further provided that once the total average number of router sites managed hereunder is 11 or more, Table 2B pricing shall then apply to all new Orders.

Table 2A                                      Domestic                           Add for International
-------------------------------------------------------------------------------------------------------------
Number of Sites                12 Months      24 Months      36 Months      12 Months      24 or 36 Months
-------------------------------------------------------------------------------------------------------------
1-6                           $*            $*             S*             $*                    $*
-------------------------------------------------------------------------------------------------------------
7-25                          $*            $*             $*             $*                    $*
-------------------------------------------------------------------------------------------------------------
26-50                         $*            $*             $*             $*                    $*
-------------------------------------------------------------------------------------------------------------
51-75                         $*            $*             $*             $*                    $*
-------------------------------------------------------------------------------------------------------------
76-100                        $*            $*             $*             $*                    $*
-------------------------------------------------------------------------------------------------------------
101-150                       $*            $*             $*             $*                    $*
-------------------------------------------------------------------------------------------------------------
151-1,500                     $*            $*             $*             $*                    $*
-------------------------------------------------------------------------------------------------------------
1,501-3,000                   $*            $*             $*             $*                    $*
-------------------------------------------------------------------------------------------------------------
3,001-5,000                   $*            $*             $*             $*                    $*
-------------------------------------------------------------------------------------------------------------
5,001 +                       $*            $*             $*             $*                    $*
-------------------------------------------------------------------------------------------------------------



Table 2B                                      Domestic                           Add for International
-------------------------------------------------------------------------------------------------------------
Number of Sites                12 Months      24 Months      36 Months      12 Months      24 or 36 Months
-------------------------------------------------------------------------------------------------------------
1-3                           $*            $*             $*             $*                    $*
-------------------------------------------------------------------------------------------------------------
4-6                           $*            $*             $*             $*                    $*
-------------------------------------------------------------------------------------------------------------
7-25                          $*            $*             $*             $*                    $*
-------------------------------------------------------------------------------------------------------------
26-50                         $*            $*             $*             $*                    $*
-------------------------------------------------------------------------------------------------------------

-----------------
*An asterisk (*) appears on this page at each place where information has been omitted. The omitted information has been filed separately with the Securities and Exchange Commission with a Request for Confidential Treatment of the omitted information.


                           AT&T/NETSOLVE PROPRIETARY


Table 2B                                      Domestic                           Add for International
-------------------------------------------------------------------------------------------------------------
Number of Sites                12 Months      24 Months      36 Months      12 Months      24 or 36 Months
-------------------------------------------------------------------------------------------------------------

51-75                         $*            $*             $*             $*                    $*
-------------------------------------------------------------------------------------------------------------
76-100                        $*            $*             $*             $*                    $*
-------------------------------------------------------------------------------------------------------------
101-150                       $*            $*             $*             $*                    $*
-------------------------------------------------------------------------------------------------------------
151-1,500                     $*            $*             $*             $*                    $*
-------------------------------------------------------------------------------------------------------------
1,501-3,000                   $*            $*             $*             $*                    $*
-------------------------------------------------------------------------------------------------------------
3,001-5,000                   $*            $*             $*             $*                    $*
-------------------------------------------------------------------------------------------------------------
5,001 +                       $*            $*             $*             $*                    $*
-------------------------------------------------------------------------------------------------------------

Table 3
-------

     The charges in Table 1 for the services in the table below may be deferred over the service term per the Order by increasing the monthly price set forth in Item 2 of Table 1 as set forth in the table below. These amounts are non-cancelable during the term per the Order.


                                                      12 Months      24 Months      36 Months
Deferred Charge
-----------------------------------------------------------------------------------------------
Implementation Coordination (Item 3 of Table 1)          $*             $*             $*
-----------------------------------------------------------------------------------------------
Installation (Item 4 of Table 1)                         $*             $*             $*
-----------------------------------------------------------------------------------------------

Paragraph 7 - INVOICING AND PAYMENT
-----------------------------------

Invoices for recurring monthly charges and maintenance shall be sent monthly in advance by NetSolve, based on the number of Router Sites installed and maintained as of the date the invoice was sent. Invoices for equipment purchased from NetSolve shall be sent when the equipment is shipped by NetSolve to the Router Site. Invoices for routers will be sent upon receipt by NetSolve of the equipment. When the implementation of the end-user customer's network is complete and operational NetSolve will invoice AT&T for the one-time, non-recurring charges associated with the coordination and installation of equipment (including the percentage fee for routers in Item 5 of Table 1). Invoices shall be sent to AT&T at the address shown below, directed to the personal attention of the person indicated below, or other representative as designated by AT&T. All undisputed amounts due shall be paid within forty-five (45) days after AT&T's receipt of the invoice. Any unpaid disputed amount shall be documented in writing by AT&T prior to the due date. A late charge of one-percent (1%) per month on all amounts not paid or disputed in writing within sixty (60) days of receipt of the invoice will be payable by AT&T.


Invoices to be sent to:
AT&T
Attn:  Sandra Cafro

---------------------
*An asterisk (*) appears on this page at each place where information has been omitted. The omitted information has been filed separately with the Securities and Exchange Commission with a Request for Confidential Treatment of the omitted information.

                           AT&T/NETSOLVE PROPRIETARY

Room 1B06
745 Rt. 202/206
Bridgewater, NJ  08807

Paragraph 24 - TERMINATION
--------------------------

Termination of the Agreement - The termination of the Agreement shall not affect the rights and obligations of either party under this Amendment Number 11.0, and this Amendment Number 11.0 (and the provisions of the Agreement with respect to this Amendment Number 11.0) shall continue in effect as though the Agreement had not been terminated

Termination of this Amendment Number 11.0. -

a) In the event either party shall be in breach or default of any of the terms, conditions or covenants of this Agreement, or this Amendment Number 11.0 and such breach or default continues unremedied twenty-five (25) days after receipt of written notice, the non-defaulting party may terminate any Orders that are directly affected by such breach or default without any charge, obligation or liability. Notwithstanding the foregoing, AT&T's obligation to pay (i) for Services already received and accepted by AT&T, (ii) any charges due under Table 3 of Paragraph 4, and (iii) if AT&T is the defaulting party, the cancellation charges provided for in Paragraph 24e)i), shall not be excused. If this Agreement is terminated by AT&T due to NetSolve's breach or default, AT&T may begin a Ramp-Down period, not to exceed twelve (12) months, to transition existing Router Sites to other management centers without limitation as to the number of sites transitioned per month. In the event of such Ramp Down, the pricing shall not change, unless any such price change is made pursuant to Paragraph 4B.

b.) The Agreement and all Orders under Attachments A and H may be terminated immediately by AT&T by notice in writing:

    i) if NetSolve makes an assignment for the benefit of creditors (other than solely an assignment of moneys due);

    ii) if NetSolve evidences an inability to pay debts as they become due, unless adequate assurance of such ability to pay is provided within thirty
    (30) days of such notice;

    iii) if a proceeding is commenced under a provision of the United States Bankruptcy Code, voluntarily by NetSolve;

    (iv) if a proceeding is commenced under a provision of the United States Bankruptcy Code, involuntarily, against NetSolve, and such proceeding is not dismissed within thirty (30) days.

c) NetSolve shall provide AT&T with written notice, as soon as it may legally do so, if NetSolve merges with or is acquired by a competitor of AT&T. AT&T may terminate this Agreement at any time, without termination liability, within the thirty day period following AT&T's receipt of written notice of the merger/acquisition. During the first twelve months of the migration the pricing for each Order shall not change (unless such pricing change is made pursuant to Paragraph 4B). Pricing for end user customers still managed by NetSolve after the first twelve months of migration shall be separately negotiated by the parties.

d) Termination of Individual Orders placed pursuant to this Attachment A-AT&T may terminate individual Orders for Router Sites without charge, upon 30 days written notice in the event AT&T has received a written notice from the end user customer that such end user customer: (i)is expanding and NetSolve is unable to provide the services defined in Attachment A; (ii) has terminated its services with AT&T due to a business downturn; or (iii) the Service Term has expired.

    The following shall apply with respect to Orders entered into prior to July 1, 1999 and terminated pursuant to Paragraph 24d)iii):

     1.  No Orders may be terminated prior to July 1, 2000.


                           AT&T/NETSOLVE PROPRIETARY

    2.   No more than 150 Router Sites may be moved in any month.

    3. AT&T must provide NetSolve ninety (90) days written notice of any Router Sites it moves.

    4. If AT&T moves Router Sites under Paragraph 24d)iii) and the total number of Router Sites remaining in the NetSolve Network Management Center under this Amendment Number 11.0 decreases by eight percent (8%) or more in any ninety (90) day period, then NetSolve may reject Orders for new end user customers in its sole discretion.

    5. The pricing for Orders migrated under this Paragraph 24e) shall not increase and shall not revert to 12 months rates.

e.) In addition to its termination rights under Paragraphs 24a) through 24d) above, AT&T may cancel this agreement or individual Orders under this Agreement for any or no reason (termination for convenience) as set forth in this Paragraph 24e).

  i) AT&T may cancel individual Orders entered into after June 30, 1999 upon thirty (30) days written notice. In the event of such cancellation, AT&T shall pay a cancellation charge equal to: (1) 50% of any unpaid Monthly Recurring Fees (defined as the fees under Item 2 of Table 1, Paragraph
       4), whether previously invoiced or not, for months 1 through 24 of the Service Term of the canceled Order, plus (2) 25% of any unpaid Monthly Recurring Fees, whether previously invoiced or not, for months 25 through
       36. There is no cancellation charge for any canceled Service Term beyond 36 months. Cancellation under this Paragraph 24e)i) is limited in any twelve (12) month period to Orders with aggregate Monthly Recurring Fees not exceeding ten percent (10%) of the aggregate total of Monthly Recurring Fees for all Orders as of the first month of such twelve (12) month period.

  ii)  All Orders under this Amendment Number 11.0 may be terminated on twelve
       (12) months written notice. At the end of the twelve (12) month notice period or July 1, 2001, whichever is later, a twelve month Ramp-Down will begin. Each month during the Ramp-Down, AT&T shall transition no more than 8% of the existing sites away from the NetSolve management center. After the 12 month Ramp-Down, Router Sites will still be managed by NetSolve only upon the mutual agreement of NetSolve and AT&T. During the 12 month Ramp-Down, the cancellation charges under Paragraph 24e)i) will apply to each Order for which the Service Term has not expired as of the date of the move. Following receipt of the notice of termination under this Paragraph 24e)ii), NetSolve may reject Orders for new end user customers in its sole discretion.

f) In the event of expiration or termination of this Agreement, in whole or in part, wherein all or some portion of the work will be performed by AT&T itself or elsewhere, NetSolve agrees to provide all reasonable efforts and full cooperation in the orderly transition of the work to AT&T designated Network Management centers, provision of reports, data configuration files and similar customer specific information and media necessary for continuation of the work transferred, continuation of work at reducing levels if necessary during a transition period and at reduced levels if work is transferred in part. Prices for additional work related to customer transition are covered in Table 1, Paragraph 4, Amendment Number 11.0 of this Agreement.

g) Notwithstanding any other provision of Paragraph 24, the equipment maintenance services under Item 6 of Table 1, Paragraph 4, may be canceled only upon an annual anniversary of the maintenance service start date unless there is an uncured default in the providing of such maintenance services. Notwithstanding any other provision of Paragraph 24, the fees in Table 3 remain non-cancelable and must be paid in a lump sum for the remainder of the term per the Order within thirty (30) days of the notice of termination unless there is an uncured default in the providing of those specific services.


                           AT&T/NETSOLVE PROPRIETARY

                 ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME

NETSOLVE, INCOROPORATED                                         AT&T SOLUTIONS INC.
By:                       [Craig Tysdal]               By:               [Ted Pastarnak]
              ---------------------------------------              ----------------------------

Signature:    [Signature of Craig Tysdal]              Signature:  [Signature of Ted Pastarnak]
              ---------------------------------------              ----------------------------

Title:        [President and Chief Executive Officer]  Title:      [Procurement Director]
              ---------------------------------------              ----------------------------

Date:                           [7/6/99]               Date:                [7/1/99]
              ---------------------------------------              ----------------------------




                           AT&T/NETSOLVE PROPRIETARY

                                  ATTACHMENT A
                     MANAGED NETWORK SOLUTIONS and NETSOLVE



This Attachment A to Amendment Number 11.0 of the Contract Services Agreement, (the "Agreement") covers Managed Router Solutions ("MRS") that NetSolve shall provide to AT&T in support of AT&T's Managed Network Solutions ("MNS") offering, when requested by AT&T and as described herein. This Attachment is an integral part of the Agreement and shall be governed by the terms of the Agreement. In the event of any conflict between the terms of this Attachment and the terms of the Agreement, the terms of this Attachment shall prevail with respect to the Services provided under this Attachment A.

Responsibilities

NetSolve's support of MRS will occur during pre-sale activities, post-sale project management, and on-going network management. In each of these activities, NetSolve will act as a subcontractor of AT&T. In any customer communication, NetSolve will represent itself as AT&T, not as NetSolve. NetSolve as a distinct organization will be transparent to the customer. AT&T shall have the sole and independent responsibility for marketing MRS, including the determination of customer pricing, and in no event shall NetSolve be permitted to review or have access to AT&T's offer pricing to end-user Customers, strategic marketing information, or other competitively sensitive information. NetSolve shall only receive proposals and reports that are needed to perform quality services for AT&T in a timely manner.


NETSOLVE'S ROLES AND RESPONSIBILITIES ARE AS FOLLOWS:

A.  NetSolve Pre-Sales Responsibilities

    .      Receive pre-qualification form

    .      Develop preliminary design of network, router, and DSU/CSU

    .      Consult with account team and customer

    .      Finalize overall network design

    .      Provide monthly report of number of customers and sites designed

    . Growth Markets Sales Process activities outlined in Attachment H and H-1 and similar activities for other quotes as provided for in this Attachment A

B.  NetSolve Post-Sales Responsibilities

Implementation Coordination:

    .      Overall Project Management of Implementation

    .      Deliver Project Plan to Customer

    .      Inform customer of necessary preparations

    . Place order for equipment with NetSolve's vendors for equipment if equipment is contained on the Order

    . Place order with NetSolve's equipment maintenance vendors (or with AT&T's vendors for international locations) if equipment maintenance is contained on the Order

    . Place order with NetSolve's equipment install vendors (or with AT&T's vendors for international locations) if equipment install is contained on the Order

 Installation Activities:

                           AT&T/NETSOLVE PROPRIETARY

         .      Receive, stage, and configure equipment

         . Coordinate provisioning activity of transport and equipment vendors

         . Verify that network and equipment connectivity and configurations are supporting customer applications

         .      Schedule and coordinate test and turn-up activities

         .      Provide monthly report of installed customers and sites

         . Provide installation through NetSolve's vendors (if equipment installation is contained on the Order) or AT&T's vendors

C. NetSolve On-going Responsibilities

         .      Pro-actively monitor and manage customer networks 24 X 365

         .      Receive customer inquiry and trouble calls

         .      Perform appropriate software upgrades

         . Isolate and work with equipment vendor to correct router software bugs

         .      Contact with vendors (including AT&T) for trouble resolution

         .      Contact with customers regarding progress of trouble resolution

         . Provide monthly availability report to AT&T Project Managers and customers

         .      Maintain documentation of network design

         .      Provide monthly summary report of customer and sites supported

         . Provide the following monthly reports via Global Exchange to begin following the first full month of service for a site. The reports listed below require that the end user customer router support the appropriate Management Information Base (MIB) Variables. Consult with end user customer regarding reports on a monthly basis (quarterly for end user customers with fifteen
                (15) or fewer sites).

                -      WAN Interface Utilization

                -      WAN Interface Traffic Type

                -      WAN Interface Protocol

                -      WAN Router Performance

                -      WAN Interface Utilization Exception

                -      WAN Interface Traffic Type Exception

                -      WAN Interface Error Exception

                -      WAN Frame Relay Exception

                -      WAN General Device Information

         .      Proactively manage performance of Customer Network

         . Provide maintenance through NetSolve's vendors (if equipment maintenance is contained on the Order) or AT&T's vendors

AT&T ROLES AND RESPONSIBILITIES ARE AS FOLLOWS:

A. AT&T Pre-Sales Responsibilities

         .      Assess initial requirements

         .      Provide pre-qualification form



                           AT&T/NETSOLVE PROPRIETARY

    . Develop design and customer pricing for network transport and equipment

    .      Present proposal to potential customer

B. AT&T Post-Sales Responsibilities

    .      Provide all appropriate customer information

    .      Place order for network transport

    .      Inform NetSolve of network transport due date

    .      Place equipment orders when required

    .      Deliver project plan to Customer

Strategic Relationship Approach
-------------------------------

AT&T MNS and NetSolve agree that in order for a strategic relationship to be successful a clear understanding of strategies and goals and an overall governing leadership team made up of the parties is required. In order to foster this close cooperation, NetSolve and MNS agree to establish a Leadership Team within a reasonable time frame following execution of this Agreement. The team shall meet on at least a quarterly basis during the term of this Agreement. This team shall review, coordinate and share strategic long-term planning with respect to the services purchased by AT&T (but neither party shall be required to divulge any proprietary information in this regard), establish principles and policies governing the strategic relationship, set future directions, and resolve issues presented to the team. This team shall include, at a minimum, members from AT&T that are capable of providing functional requirements in line with the strategies of MNS. This team shall include, at a minimum, members from NetSolve that can understand and communicate requirements presented by AT&T representatives to NetSolve's planning process.


Performance Metrics and Credits
-------------------------------

Performance Metrics include the performance of NetSolve, any third party suppliers of NetSolve and the performance of any suppliers recommended by AT&T for which NetSolve has management responsibilities under this Attachment A. The Performance Metrics will be used to determine any credits due AT&T by NetSolve, subject to the adjustments set forth in the second paragraph of the section titled "Credits for Missed DMOQs" of this Attachment A.

Table 1

Direct Measures of Quality                      Target
 ("DMOQ")
------------------------------------------------------------------
Network Availability                99.5% for each end user
------------------------------------------------------------------
Pro-Active Monitoring - % of        80% in the aggregate for all
 troubles NetSolve  calls           end users
 customer first and within 30
 minutes.
------------------------------------------------------------------
On-Time Installation - First        95% in the aggregate for all
 Sites                              end user installations
------------------------------------------------------------------
On-Time Installation - Overall      95% in the aggregate for all
                                    end user installations
------------------------------------------------------------------
Mean Time To Restore - With         12 Hrs, or 4 Hrs after
 Dispatch                           deadline for technician
                                    arrival at site based on
                                    maintenance coverage
                                    purchased, whichever is later
------------------------------------------------------------------





                           AT&T/NETSOLVE PROPRIETARY

Direct Measures of Quality                      Target
 ("DMOQ")
------------------------------------------------------------------
Mean Time To Restore - Overall      4 Hrs for all outages for all
                                    end users in the aggregate
------------------------------------------------------------------
Call Receipt - Average time         80% within 30 seconds in the
 customer in queue waiting to be    aggregate for all end users
 picked up for trouble reporting
------------------------------------------------------------------



Network Availability Metrics

For purposes of these sections the following are defined as:


Network Component: all NetSolve-provided or approved components, in a network designed and mutually agreed upon utilizing service and equipment providers approved by NetSolve, including the frame relay ports and PVCs, local access to AT&T's frame relay switch, T1 multiplexers, CSU/DSUs, routers (to the router LAN port), and cabling between such units, which are covered by Services under a Order accepted by NetSolve.

Link or Network Link: the logical connection between two customer sites covered by NetSolve Services and consists of all of the Network Components required for connectivity between such sites.

Downtime: the total time in a given month, measured in minutes for each Network Link, that a Network Link is not available to the customer. For purposes of determining whether the Network Availability target is met, Downtime excludes outages resulting from (i) any operator error, improper act , or omission of AT&T, AT&T's end user customer, or the affiliates, representatives, invitees, licensees, vendors, or the like of either of them; (ii) inaccurate information provided to NetSolve by AT&T or AT&T's end user customer; (iii) failure of any facilities, equipment, services, or the like which are not Network Components, including but not limited to LAN components; (iv) failure of AT&T or AT&T's end user customer to perform any of their respective responsibilities under the Agreement or this Attachment A; (v) unavailability of AT&T or AT&T's end user customer personnel to grant NetSolve access to facilities as required for NetSolve to perform its responsibilities; (vi) preventive or scheduled maintenance activities of AT&T, AT&T's end user customer, or any other third party not a sub-contractor or otherwise directed or consented to by NetSolve; or
(vii) any large scale outage of the AT&T network or a network segment, or a significant portion of either thereof. This time will not be excluded from the reported DMOQ, however this time will be excluded from the calculated credits.

Network Availability: the aggregate link minutes in one month (links multiplied by minutes) minus the Downtime minutes, all divided by the aggregate link minutes in one month (links multiplied by minutes) expressed as a percentage for each month. Network Availability includes the physical layer, the data link layer and the network layer of the Network, provided that the source of the problem(s) is a Network Component.

Pro-Active Monitoring Metrics

NetSolve is responsible for first contact with customers for proactive trouble monitoring for any customer's network. Pro-Active Monitoring is defined to mean contacting the customer before the customer calls in and, in any event, within 30 minutes of receipt of alarm (managed devices only). This metric does not apply in the event of a large-scale network outage which would affect more than 20% of the customers being managed by NetSolve.




                           AT&T/NETSOLVE PROPRIETARY

Installation Metrics On-Time Installation (First Sites) - Since Installations
                     ----------------------------------
and MACs are scheduled by NetSolve Project Implementation Managers with the end-user customer, it is imperative that the service provider arrive on the scheduled date and time. Arrival at the customer premise must be in ample time to allow the installation to be completed successfully and service turned up on the scheduled date. On- Time Installation (First Sites) means the customer's initial two sites were successfully installed on the scheduled installation date. The scheduled installation date is determined by the later of (i) 60 days, from contract acceptance by AT&T; (ii) the customer requested due date; or (iii) 50 days from receipt by NetSolve of a Order executed by AT&T.

On-Time Installation (Overall) - On time Installation (Overall) means all of the customer's sites installed after the initial two sites were successfully installed on the scheduled installation date.


Maintenance Metrics

Mean Time To Restore (MTTR) - Overall shall be defined as the arithmetic mean of the time to clear trouble tickets (utilizing Downtime eligible for calculating credits as the measure of Time To Restore).

Mean Time To Restore (MTTR) With Dispatch shall be defined as the arithmetic mean of the time to clear trouble tickets (utilizing Downtime eligible for calculating credits as the measure of Time To Restore) when dispatching of a technician (LEC or equipment maintenance) is required to restore the customer's network to satisfactory operating condition.


Call Receipt

NetSolve shall produce monthly reporting showing the Average time MNS customers wait in queue to be picked up for trouble reporting. This metric does not apply in the event of a large-scale network outage which would affect more than 20% of the customers being managed by NetSolve.


Credits for Missed DMOQ's

If NetSolve fails to meet the target monthly objectives in any month, NetSolve shall provide AT&T with a credit in each succeeding month that the target objective is not met. The credits associated with each performance metric are set forth in the following table. In no event will the credits for Network Availability, Pro-Active Monitoring, Mean Time to Restore Overall, or Mean Time to Restore with Dispatch with respect to a customer site in any given month exceed the total net billings to AT&T by NetSolve for that month for the charges for the affected router managed hub sites and router managed non-hub sites set forth in Item 2 of Table 1 in Paragraph 4 of Amendment Number 11.0. In no event will the credits for On-Time Installation (First Sites), On-Time Installation (Overall), and Customer Satisfaction Metrics - Installation (below) exceed the total net billings to AT&T by NetSolve for the charges for installation set forth in Item 4 of Table 1 in Paragraph 4 of Amendment Number 11.0.


No  credit will be issued by NetSolve for any DMOQ  for a particular customer to
the extent the   missed DMOQ is caused by a negligent act, omission or failure of AT&T or its affiliates, service supplier, or end user customer. In the event any act, omission, or failure of AT&T's service suppliers (but not AT&T or its affiliates) can be reasonably managed by NetSolve to increase the DMOQ, NetSolve will attempt to work with that service supplier to increase that supplier's performance if such work does not, in NetSolve's sole opinion, significantly increase NetSolve's costs.

Network Availability    If NetSolve does not achieve a Network Availability rate of ninety-nine and one-half percent
                        (99.5%) for any customer's network during any two (2) months of a rolling twelve (12) month period, NetSolve shall provide AT&T with a one (1) month credit for the net monthly fees for the charges set forth in Item 2 of Table 1 Paragraph 4 of Amendment Number 11.0 for all the
                        Router Sites associated with the customer.
---------------------------------------------------------------------------------------------------------------------



                           AT&T/NETSOLVE PROPRIETARY

Pro-Active Monitoring   For the first month the objective is not met, the credit will be equal to $10.00 for each router site which had downtime for an outage and was not reported by NetSolve within thirty
                        (30) minutes. For any subsequent months the target objective is not met, the credit  will be equal to $20.00 for  each router site which had downtime for an outage and was not reported by NetSolve within thirty (30) minutes.
---------------------------------------------------------------------------------------------------------------------
Mean Time To Restore    The credit will be equal to $30.00 for each router site that had Downtime and was restored
 (MTTR) Overall         without dispatch in more than four hours if the MTTR Overall with Downtime for all customers exceeds four hours.
---------------------------------------------------------------------------------------------------------------------
Mean Time To Restore    The credit will be equal to $20.00 for each router site that had Downtime and was restored
 (MTTR) With Dispatch   with dispatch in excess of the time allowed as set forth above. No credit will be due if a credit is issued for Mean Time to Restore Overall.
---------------------------------------------------------------------------------------------------------------------
On Time installation    The credit will be equal to $150.00 for each router site that was installed after the
 (First Sites)          scheduled due date. No credit will be due for any site that is rescheduled with an interval of less than five (5) business days from the end of the day the reschedule notice was received by NetSolve.
---------------------------------------------------------------------------------------------------------------------
On Time installation    The credit will be equal to $125.00 for each router site that was installed after the
 (Overall)              scheduled due date. No credit will be due for any site that is rescheduled with an interval of less than five (5) business days from the end of the day the reschedule notice was received by NetSolve.
---------------------------------------------------------------------------------------------------------------------

Customer Satisfaction Metrics
-----------------------------

Customer Satisfaction Requirements - If any NetSolve activity ( installation or
maintenance)  is concluded by any AT&T end-user to be  unsatisfactory,   and
AT&T provides a credit for such performance, the following credit is due to AT&T. No credit shall be due to AT&T if the service failure is due solely to any act, omission, or failure of AT&T or its service suppliers set forth below. If the service failure is due in part to any act, omission or failure of NetSolve or NetSolve suppliers, and AT&T or AT&T suppliers, the credit should be reduced by 50% of the amount calculated below.


          Activity Performed                            Credit Due *
-------------------------------------------------------------------------------------
             Installation                         Actual Credit to Customer
                                          Not to exceed 50% of Installation fee for
                                                     the affected sites
-------------------------------------------------------------------------------------
             Maintenance                          Actual Credit to Customer
                                          Not to exceed 25% of maintenance for the
                                                affected sites for the month
-------------------------------------------------------------------------------------

     * The credit due will be reduced by the amount of any credit issued to the end user for On-Time Installation (First Sites) and On-Time Installation (Overall) under the section titled `Credits for Missed DMOQs' in this Attachment A.

For any event that precipitates this type of credit due, AT&T and NetSolve will jointly perform an operational review to determine the factors that contributed to the situation. Both AT&T and NetSolve will engage the proper extended team to develop process changes to ensure these situations will be remedied for all future activities.


 The credits set forth above constitute NetSolve's sole liability, and AT&T's sole and exclusive remedy, for any failure to meet any DMOQs or other metrics.




                           AT&T/NETSOLVE PROPRIETARY

Miscellaneous
-------------

Insufficiently Prepared Site - In the event that NetSolve or its supplier arrives at a site and cannot complete an installation and must be dispatched a second time due to the site being insufficiently prepared, NetSolve will bill AT&T T&M charges incurred (this is in addition to the standard installation fee). T&M charges will not apply if the site is prepared in accordance with the site survey instructions and the instructions are reasonably deemed inappropriate or inadequate and the condition giving rise to such assessment are reported to NetSolve in writing.


Performance Reports
-------------------

NetSolve shall produce the following reports in a timely fashion on a monthly basis:

-------------------------------------------------------------------------------
Management Center Reports           DMOQ Results including:
                             .   Network Availability
                             .   Mean Time To Restore (MTTR) Requiring Dispatch
                             .   Mean Time To Restore (MTTR) Overall
                             .   On Time installation - First Sites
                             .   On Time installation - Overall
                             .   Pro-Active Monitoring
                             .   Trended Ticket & Down Time Report
                             .   Service Performance by Customer
-------------------------------------------------------------------------------
Customer Reports             .   Network Performance Reports as listed in
                                 Section C of NetSolve's Responsibilities in
                                 Attachment A
                                 Ticket Summary
-------------------------------------------------------------------------------




                           AT&T/NETSOLVE PROPRIETARY

                                   Appendix A

                                 Supported CPE

                           !*! UPDATE IN PROCESS !*!

This section may be updated in the future based upon mutual agreement between AT&T and NetSolve.
The following vendors' access routers are supported as part of the Managed Router Service:

Routers
Cisco 2501 Router
Cisco 2502 Router
Cisco 2513 Router
Cisco 2514 Router
Cisco 2515 Router
Cisco 4500 Router
Cisco 4700 Router
Option - Dual Ethernet
Option - Token Ring
Cisco 7505 Router with HSSI Interface
Option - Dual Ethernet
Option - Dual Fast Ethernet
Option - Dual Token Ring
Option - FDDI Multimode
Option - 64MB DRAM

Router IOS
Cisco IOS  11.x

CSU/DSU
Cray DCP 3080
Digital Link Solo Encore
Digital Link 3100
Paradyne 316x
Paradyne 3610
Paradyne 9611.0

Out of Band Modems
Multi Modem MT 1932BL
Paradyne 3820

Protocols
IP
Routing protocols
BGP4, RIPV1, RIPV2 and Static



                           AT&T/NETSOLVE PROPRIETARY

                                   Appendix B
          Additional Professional Services Available Through NetSolve


These services will be billed based on time and materials expended by NetSolve. These charges, when requested in writing by AT&T MNS, will be included in the bill to AT&T from NetSolve. The types of on-site services to be provided will be:

 .   Perform address renumber design for customer network.
 .   Perform individual address (IP) assignments behind the customer access router.
 .   Perform on-site surveys.
 .   Obtain information from customer as required to Change the LAN physical and logical design (if addressing changes needed).
 .   Enable dynamic address discovery scheme (i.e. DHCP) for corporate LAN users
    (note: remote access assignment is performed by AT&T).
 .   Installation Support.
 .   Configuration of client workstations, proxy servers, and IP gateways with
 .   adddress of AT&T DNS Server.
 .   Recommend performance improvements to customer.




                           AT&T/NETSOLVE PROPRIETARY

                                  ATTACHMENT H

Managed Network Service Commercial & Middle Market Sales Process

This Attachment for Contract Services ("Attachment H") to the Agreement covers services ("Services") that NetSolve shall provide to AT&T in support of the Growth Markets Sales process for quoting Managed Network Services (MNS), as requested by AT&T and as described herein. This Attachment is an integral part of the Agreement and shall be governed by the terms of the Agreement. In the event of any conflict between the terms of this Attachment and the terms of the Agreement, the terms of this Attachment shall prevail with respect to the Services provided under this Attachment.


For purposes of this Attachment the following Paragraphs in the Agreement are replaced with the Paragraphs below:

Paragraph 1 - Statement of Work

NetSolve shall provide contract services to AT&T in support of AT&T's Growth Markets Sales Process in accordance with the "Statement of Work," Attachment H-1 hereto. Variations to this Statement of Work and its requirements as set forth in Attachment H-1 may be requested from time to time by AT&T without the need for formal amendment of Attachment H-1. The pricing contained herein shall apply to services requested or any variations, provided that the variations requested do not require the furnishing of more material or labor by NetSolve or longer times for performance of services. NetSolve shall immediately notify AT&T's Contract Representative, in writing, of any requested variations which NetSolve feels will require an increase to the prices contained in Paragraph 4 - Payment for Services, and shall furnish the amount of such proposed increase in such writing. NetSolve shall not proceed with Services for any such variation for which increased changes are proposed, unless and until AT&T and NetSolve Contract Representatives agree, in writing, to NetSolve's increased charges.



Paragraph 2 - Contract Representative:

AT&T's Contract Representative for this Attachment H is Charles Mantione. AT&T will notify NetSolve in writing if a new Contract Representative is designated by AT&T.


Paragraph 3 - Term

The effective date of this Attachment H is July 1, 1999 and it shall end on December 31, 2001.


Paragraph 4 - Payment

For services performed by NetSolve under this Attachment H, AT&T will pay NetSolve the following:

    a.) AT&T agrees to pay $450 per proposal for all Managed Network Service proposals. NetSolve will modify an existing proposal up to three times to include a new site or an alternate maintenance or lease term at no additional charge. Significant redesigns or a change of hardware vendor will be considered a new proposal.

    b.) The fee in 1. Above will be credited if AT&T executes an Order with NetSolve for the management of the network contained in the proposal.

    c.) AT&T agrees to pay $100 for each pre-qualification form sent to NetSolve where it is determined that the solution will not fit into a standard MNS bundle.

Paragraph 7 - Invoicing and Payment

NetSolve's invoice shall be rendered at the end of each month, and shall be payable within 30 days of receipt. NetSolve shall mail invoices with copies of any supporting documentation required by AT&T to the address shown on this Agreement or an order.



                           AT&T/NETSOLVE PROPRIETARY

                                 Attachment H-1
                         MRS Proposal Statement of Work
                         ------------------------------


1.  Overview

NetSolve and AT&T Growth Markets wish to streamline the cycle time, and improve accuracy in the design and pricing of the new bundles for Managed Router Services. NetSolve will develop a network design and price quote for opportunities generated by AT&T's Growth Markets sales organization that fit within the new MRS bundles.


2.  NetSolve  Pre-Sales Responsibilities


2.1  Interview prospect

Pre-qualification forms for MRS bundled services will be sent to NetSolve. Upon receiving a pre-qualification form, NetSolve will contact a prospect and conduct a technical interview to gather the necessary information to design and price a Managed Router bundle. The initial prospect call will be made within one business day of receipt of the pre-qualification form. Although NetSolve will attempt to contact the prospect within one business day, the prospect's schedule and knowledge of their network dictate the actual time required for interview completion. If NetSolve is unsuccessful in obtaining an interview schedule with the prospect after three attempts (including voice mail), the qualification form will be returned to the appropriate DNAE and DNSM for follow up.


NetSolve will also assist in proposal closure by providing support to the DNAE and, where mutually agreed by AT&T and NetSolve, assisting in or making customer presentations.

2.2  Determine solution fit

NetSolve will utilize a standard set of criteria included in Exhibit 1 in order to determine the proper solution. If the solution is determined to fall outside one of the bundles, NetSolve will forward the opportunity back to the DNAE to be sent to his/her Data Network Consultant (DNC) for completion.


                        !*! NEED TO ATTACH EXHIBIT 1 !*!


2.3  Complete standard MNS pricing and design

NetSolve will complete an appropriate network design and pricing within 48 hours for non-SNA offer bundles, and 96 hours for other offer bundles. The timing on this deliverable is measured from the completion of the prospect interview. The pricing includes quotes for management, equipment, cables, installation, and maintenance. Equipment pricing will include terms indicated on the pre-qualification form.




                           AT&T/NETSOLVE PROPRIETARY